UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5125

DREYFUS VARIABLE INVESTMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Variable
Investment Fund,
Appreciation Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Variable Investment Fund,
Appreciation Portfolio
The Portfolio

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the portfolio’s sub-investment adviser.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

D I S C U S S I O N O F P E R F O R M A N C E

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio’s Initial shares produced a total return of 1.92%, and its Service shares produced a total return of 1.81%.1 For the same period, the total return of the portfolio’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was 3.44%.2

The S&P 500 Index ended the reporting period only modestly higher than where it began because of concerns regarding ongoing instability in Iraq and the potential effects of higher interest rates on corporate earnings. Strong contributions from the portfolio’s energy, pharmaceutical and consumer discretionary holdings were partially offset by relative weakness in the technology, consumer staples and financial services areas, and as a result, the portfolio produced returns that were roughly in line with its benchmark.

What is the portfolio’s investment approach?

The portfolio invests primarily in large, well-established multinational growth companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable above-average earnings growth. We focus on purchasing reasonably priced growth stocks of fundamentally sound companies in economic sectors that we believe will expand over the next three to five years or longer.

At the same time, we manage the portfolio with long-term investors in mind. Our investment approach is based on targeting long-term growth rather than short-term profit.

What other factors influenced the portfolio’s performance?

Stocks were affected during the reporting period by the possible re-emergence of long-dormant inflationary pressures as evidenced by a

T h e P o r t f o l i o 3

D I S C U S S I O N O F P E R F O R M A N C E (continued)

stronger U.S. labor market, surging energy prices and higher prices for basic materials used in manufacturing. In response, the Federal Reserve Board raised short-term interest rates on June 30, the last day of the reporting period. These generally adverse factors largely offset other, more positive market influences, including reports of higher earnings from many U.S. and multinational corporations.

In addition, the high-quality, large-capitalization stocks in which the portfolio invests appeared to begin to return to favor among investors, recently outperforming the smaller, lower-quality equities that had led the market’s advance in 2003. Investors apparently have become more confident that earnings from larger, more established companies are likely to hold up better than those of smaller, more speculative businesses in the next phase of the U.S. economic cycle.

In this changing market environment, the portfolio’s performance received strong contributions from its energy holdings. Major integrated oil companies, such as Exxon Mobil, Chevron Texaco and ConocoPhillips, benefited from rising energy prices amid rising industrial demand and limited supplies of oil. Large pharmaceutical companies, including Johnson & Johnson, Merck & Co. and Abbott Laboratories, began to recover from earlier weakness as investors responded favorably to their low valuations and healthy dividends.

The portfolio also received good results from many of its consumer discretionary holdings. Shares of retailer Target benefited when the company began the process of selling its department store division. Diversified publisher The McGraw-Hill Cos. saw its stock price rise in the wake of strong results from its education division and the effects of improving financial markets on its Standard & Poor’s subsidiary. Shares of luxury beauty products purveyor Estee Lauder Cos. continued their march upwards as ongoing skillful execution of its business plan drove profitability.

On a less positive note,the portfolio’s returns were hindered by its underweighted position in information technology stocks, few of which met our investment criteria, and disappointments among individual holdings in the financial services area. Shares of financial conglomerate Citigroup were hurt by news of the company’s settlement of litigation regarding its

4

role as advisor to former telecommunications giant WorldCom; Marsh & McClennan Cos. saw its shares fall when it became subject to an investigation into certain practices in its insurance division; and government mortgage agencies Fannie Mae and Freddie Mac continued to suffer headline risk in this election year. In addition, the portfolio’s holdings of consumer staples companies lagged as investors turned their attention away from traditionally defensive market sectors.

What is the portfolio’s current strategy?

Consistent with our long-term investment perspective, we made few changes to the portfolio during the reporting period, except that we eliminated its positions in Bell South, SBC Communications and Ford Motor Company.The “baby bells” have encountered heightened competitive pressures, which we were concerned might hurt their earnings and dividend growth. Ford also has suffered from competition-related issues and heavy inventory levels.

In our judgment, U.S. and multinational companies may now be reaching the peak of profitability for the current business cycle. As earnings growth becomes more difficult to attain, it seems likely to us that investors will turn their attention to large, well-known companies with a history of consistent earnings.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund,Appreciation Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

T h e P o r t f o l i o 5

S TAT E M E N T O F I N V E S T M E N T S

J u n e 3 0 , 2 0 0 4	( U n a u d i t e d )

Common Stocks—99.4%		Shares	Value ($)

Apparel—1.1%
Christian Dior		72,700	4,711,381
Polo Ralph Lauren		145,500	5,012,475
			9,723,856
Banking—6.9%
Bank of America		145,608	12,321,349
Federal Home Loan Mortgage		178,600	11,305,380
Federal National Mortgage Association		325,800	23,249,088
SunTrust Banks		208,600	13,556,914
			60,432,731
Capital Goods—5.3%
Emerson Electric		164,900	10,479,395
General Electric		1,115,500	36,142,200
			46,621,595
Food & Staples Retailing—5.7%
Wal-Mart Stores		494,700	26,100,372
Walgreen		649,900	23,532,879
			49,633,251
Diversified Financials—8.1%
American Express		339,500	17,443,510
Citigroup		601,524	27,970,866
JP Morgan Chase & Co.		451,100	17,489,147
Merrill Lynch		145,500	7,854,090
			70,757,613
Energy—11.8%
BP, ADR		455,900	24,422,563
ChevronTexaco		213,400	20,083,074
ConocoPhillips		25,000	1,907,250
Exxon Mobil		1,198,564	53,228,227
Royal Dutch Petroleum (ADR)		61,800	3,193,206
			102,834,320
Food, Beverage & Tobacco—16.5%
Altria Group		926,400	46,366,320
Anheuser-Busch Cos.		257,100	13,883,400
Coca-Cola		664,500	33,543,960
Kraft Foods		202,100	6,402,528

6

Common Stocks (continued)	Shares	Value ($)

Food, Beverage & Tobacco (continued)
Nestle, ADR	291,000	19,497,000
PepsiCo	455,900	24,563,892
		144,257,100
Health Care Equipment & Services—.3%
Hospira	35,400 [a]	977,040
Medco Health Solutions	46,840 [a]	1,756,500
		2,733,540
Hotels Restaurants & Leisure—1.0%
McDonald’s	339,500	8,827,000
Household & Personal Products—6.0%
Colgate-Palmolive	174,600	10,205,370
Estee Lauder Cos., Cl. A	145,500	7,097,490
Procter & Gamble	650,000	35,386,000
		52,688,860
Insurance—6.1%
American International Group	202,920	14,464,138
Berkshire Hathaway, Cl. A	220 [a,b]	19,569,000
Marsh & McLennan Cos.	417,100	18,927,998
		52,961,136
Media—3.9%
Fox Entertainment Group, Cl. A	130,900 [a]	3,495,030
McGraw-Hill Cos.	266,800	20,428,876
News, ADR	4,900	173,558
Time Warner	266,800 [a]	4,690,344
Viacom, Cl. B	150,300	5,368,716
		34,156,524
Pharmaceuticals &
Biotechnology—14.9%
Abbott Laboratories	354,100	14,433,116
Johnson & Johnson	586,300	32,656,910
Lilly (Eli) & Co.	261,900	18,309,429
Merck & Co.	373,000	17,717,500
Pfizer	1,261,000	43,227,080
Roche Holding, ADR	32,000	3,172,000
		129,516,035

T h e P o r t f o l i o 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)			Shares	Value ($)

Retailing—1.3%
Target			261,900	11,122,893
Semiconductors &
Semiconductor Equipment—4.6%
Intel			1,464,700	40,425,720
Software & Services—3.0%
Microsoft			897,300	25,626,888
Technology Hardware & Equipment—1.8%
International Business Machines			175,800	15,496,770
Transportation—1.1%
United Parcel Service, Cl. B			126,800	9,531,556
Total Common Stocks
(cost $	711,830,769)			867,347,388

Preferred Stocks—.6%

Media;
News, ADS, Cum., $	.4428
(cost $	3,809,986)		169,700 [b]	5,579,736

Investment of Cash Collateral
for Securities Loaned—.3%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,421,600 )			2,421,600 [c]	2,421,600

Total Investments (cost $		718,062,355)	100.3%	875,348,724
Liabilities, Less Cash and Receivables			(.3%)	(3,047,178)
Net Assets			100.0%	872,301,546

a Non-income producing.
b	A portion of these securities are on loan.At June 30, 2004, the total market value of the portfolio’s securities on loan is $2,397,308 and the total market value of the collateral held by the fund is $2,425,300, consisting of cash collateral of $2,421,600 and U.S. Government debt valued at $3,700.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

8

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

J u n e 3 0 , 2 0 0 4 ( U n a u d i t e d )

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $2,397,308)—Note 1(c):
Unaffiliated issuers	715,640,755	872,927,124
Affiliated issuers	2,421,600	2,421,600
Cash		185,709
Dividends and interest receivable		1,246,135
Receivable for shares of Beneficial Interest subscribed		87,715
Prepaid expenses		52,718
		876,921,001

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		332,426
Due to Fayez Sarofim & Co.		232,033
Liability for securities on loan—Note 1(c)		2,421,600
Payable for shares of Beneficial Interest redeemed		940,413
Bank loan payable—Note 2		600,000
Interest payable—Note 2		304
Accrued expenses		92,679
		4,619,455

Net Assets ( $)		872,301,546

Composition of Net Assets ($):
Paid-in capital		764,501,604
Accumulated undistributed investment income—net		5,342,540
Accumulated net realized gain (loss) on investments		(54,828,980)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		157,286,382

Net Assets ( $)		872,301,546

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	795,974,614	76,326,932
Shares Outstanding	22,695,824	2,185,099

Net Asset Value Per Share ($)	35.07	34.93

See notes to financial statements.

T h e P o r t f o l i o 9

S TAT E M E N T O F O P E R AT I O N S

S i x M o n t h s E n d e d J u n e 3 0 , 2 0 0 4 ( U n a u d i t e d )

Investment Income ( $):
Income:
Cash dividends (net of $92,382 foreign taxes withheld at source):
Unaffiliated issuers	8,964,651
Affiliated issuers	2,328
Income from securities lending	28,193
Total Income	8,995,172
Expenses:
Investment advisory fee—Note 3(a)	1,906,710
Sub-investment advisory fee—Note 3(a)	1,459,169
Distribution fees—Note 3(b)	107,416
Trustees’ fees and expenses—Note 3(c)	46,026
Shareholder servicing costs—Note 3(b)	38,586
Custodian fees—Note 3(b)	32,599
Professional fees	25,264
Prospectus and shareholders’ reports	13,858
Interest expense—Note 2	9,288
Loan commitment fees—Note 2	2,365
Registration fees	1,373
Miscellaneous	8,319
Total Expenses	3,650,973
Investment Income—Net	5,344,199

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and
foreign currency transactions	(3,821,775)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	15,377,099
Net Realized and Unrealized Gain (Loss) on Investments	11,555,324
Net Increase in Net Assets Resulting from Operations	16,899,523

See notes to financial statements.

10

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	5,344,199	11,441,662
Net realized gain (loss) on investments	(3,821,775)	(14,655,861)
Net unrealized appreciation
(depreciation) on investments	15,377,099	164,515,474
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,899,523	161,301,275

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(221,040)	(10,470,353)
Service shares	—	(952,535)
Total Dividends	(221,040)	(11,422,888)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	37,090,694	115,536,630
Service shares	12,963,372	24,248,136
Dividends reinvested:
Initial shares	221,040	10,470,353
Service shares	—	952,535
Cost of shares redeemed:
Initial shares	(77,915,327)	(163,523,003)
Service shares	(27,176,897)	(10,401,232)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(54,817,118)	(22,716,581)
Total Increase (Decrease) in Net Assets	(38,138,635)	127,161,806

Net Assets ($):
Beginning of Period	910,440,181	783,278,375
End of Period	872,301,546	910,440,181
Undistributed investment income—net	5,342,540	219,381

T h e P o r t f o l i o 11

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S (continued)

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	1,060,840	3,772,306
Shares issued for dividends reinvested	6,379	310,231
Shares redeemed	(2,233,421)	(5,327,254)
Net Increase (Decrease) in Shares Outstanding	(1,166,202)	(1,244,717)

Service Shares
Shares sold	372,633	797,930
Shares issued for dividends reinvested	—	28,309
Shares redeemed	(784,730)	(338,806)
Net Increase (Decrease) in Shares Outstanding	(412,097)	487,433

See notes to financial statements.

12

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

Six Months	Ended
June 30, 2004			Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	34.42	28.79	34.98	38.91	39.87	36.11
Investment Operations:
Investment income—net[a]	.21	.43	.36	.30	.27	.25
Net realized and unrealized
gain (loss) on investments	.45	5.64	(6.19)	(3.93)	(.52)	3.88
Total from
Investment Operations	.66	6.07	(5.83)	(3.63)	(.25)	4.13
Distributions:
Dividends from investment
income—net	(.01)	(.44)	(.36)	(.30)	(.26)	(.22)
Dividends from net realized
gain on investments	—	—	—	—	(.45)	(.01)
Dividends in excess of net
realized gain on investments	—	—	—	—	—	(.14)
Total Distributions	(.01)	(.44)	(.36)	(.30)	(.71)	(.37)
Net asset value,
end of period	35.07	34.42	28.79	34.98	38.91	39.87

Total Return (%)	1.92[b]	21.17	(16.71)	(9.31)	(.65)	11.46

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.39[b]	.80	.78	.78	.78	.78
Ratio of net investment income
to average net assets	.60[b]	1.41	1.10	.84	.67	.64
Portfolio Turnover Rate	.28[b]	4.60	6.61	4.19	6.15	3.87

Net Assets, end of period
($ x 1,000)	795,975	821,319	722,706	897,535	1,009,713	1,027,797
a	Based on average shares outstanding at each month end.
b	Not annualized

See notes to financial statements.

T h e P o r t f o l i o 13

F I N A N C I A L H I G H L I G H T S (continued)

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	34.31	28.71	34.89	38.91	38.91
Investment Operations:
Investment income—net	.16[b]	.36[b]	.29[b]	.18[b]	—
Net realized and unrealized
gain (loss) on investments	.46	5.61	(6.17)	(3.94)	—
Total from Investment Operations	.62	5.97	(5.88)	(3.76)	—
Distributions:
Dividends from investment income—net	—	(.37)	(.30)	(.26)	—
Net asset value, end of period	34.93	34.31	28.71	34.89	38.91

Total Return (%)	1.81[c]	20.83	(16.89)	(9.63)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.51[c]	1.05	1.02	1.10	—
Ratio of net investment income
to average net assets	.47[c]	1.16	.91	.53	—
Portfolio Turnover Rate	.28[c]	4.60	6.61	4.19	6.15

Net Assets, end of period ($ x 1,000)	76,327	89,121	60,572	35,632	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

14

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Appreciation Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim”) serves as the portfolio’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

T h e P o r t f o l i o 15

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

16

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown on the portfolio’s Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

T h e P o r t f o l i o 17

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $50,294,853 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $6,595,648 of the carryover expires in fiscal 2009, $23,015,684 expires in fiscal 2010, $20,683,521 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $11,422,888. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of

18

redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2004 was approximately $1,245,900, with a related weighted average annualized interest rate of 1.47%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio’s average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million.The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio’s average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million.The fee is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $107,416 pursuant to the Plan.

T h e P o r t f o l i o 19

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $475 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $32,599 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $305,803, Rule 12b-1 distribution plan fees $15,507, custodian fees $10,968 and transfer agency per account fees $148.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests it available cash in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager.

(e) During the period ended June 30, 2004, the portfolio incurred total brokerage commissions of $52,543 of which $240 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2004, amounted to $2,530,747 and $50,642,744, respectively.

20

At June 30, 2004, accumulated net unrealized appreciation on investments was $157,286,369, consisting of $181,835,144 gross unrealized appreciation and $24,548,775 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

T h e P o r t f o l i o 21

For More Information
Dreyfus Variable
Investment Fund,
Appreciation Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisor
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston,TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0112SA0604

Dreyfus Variable
Investment Fund,
Balanced Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
15	Statement of Financial Futures
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Balanced Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Balanced Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the portfolio, and Gerald E.Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the portfolio.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, causing heightened volatility in most sectors of the bond market. In the stock market, the positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. As a result, the major stock-market indices generally ended the reporting period only slightly higher than where they began.

On the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio’s total returns were 0.21% for its Initial shares and 0.14% for its Service shares.1 In comparison, the portfolio’s benchmark, a hybrid index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”), achieved a total return of 2.13% for the reporting period.2 Separately, the S&P 500 Index and the Lehman Aggregate Index achieved total returns of 3.44% and 0.15%, respectively, for the reporting period.

The positive effects of continuing economic growth and an accommodative U.S. monetary policy were partially offset during the reporting period by ongoing geopolitical instability and concerns regarding the rate of economic growth and potential inflationary pressures. As a result, stocks and bonds ended the reporting period with only modest gains.Although the portfolio delivered positive returns, its emphasis on cyclical growth-oriented, large-cap stocks caused its performance to lag its blended benchmark.

What is the portfolio’s investment approach?

The portfolio seeks long-term capital growth and current income.To pursue this goal, the portfolio invests in a diversified mix of stocks and bonds of both U.S. and foreign issuers. The portfolio’s normal asset allocation is approximately 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its assets in stocks and up to 60%, and as little as 25%, of its assets in bonds.

The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.

In allocating assets between stocks and bonds, the portfolio managers assess the relative return and risks of each asset class, analyzing several

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

factors, including interest-rate-adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

What other factors influenced the portfolio’s performance?

Among stocks, the portfolio derived its greatest gains from holdings in the consumer discretionary sector, particularly among specialty retailers, such as PETsMART,TJX Cos and Staples; and among advertisers, such as Lamar Advertising. A variety of individual holdings in other areas contributed to the portfolio’s gains.Top performers included gas and electric utility TXU Energy, mortgage lender Countrywide Financial, independent energy companies XTO Energy and Anadarko Petroleum, and medical device developer C. R. Bard.

However, investors’ concerns regarding economic growth, inflation and short-term interest rates undermined the portfolio’s returns in several areas. The portfolio’s technology holdings were hit particularly hard, with losses among semiconductor equipment and chip manufacturers, such as KLA-Tencor and Texas Instruments, as well as a few other hardware companies, such as Jabil Circuit. Returns relative to the benchmark also suffered because the portfolio did not own some of the market’s better-performing Internet stocks, such as Yahoo, that failed to meet our investment criteria. Similarly, the portfolio’s relatively light exposure to the traditionally defensive consumer staples sector hindered returns.

Relative performance was also undermined by company-specific weaknesses in Altria Group and Wal-Mart Stores, two of the portfolio’s larger consumer staples holdings. In the telecommunications services area, performance was hurt by the portfolio’s position in MCI, which faced uncertainties emerging from bankruptcy, and its lack of exposure to AT&T Wireless, which benefited from a buyout offer. Finally, declines in low-fare European airline Ryanair and generic drug maker Watson Pharmaceuticals further undercut the portfolio’s gains.

On the bond side, returns were affected during the reporting period by anticipation of the Federal Reserve Board’s June 30 rate hike, in which the target for the federal funds rate was increased by 25 basis points to 1.25%. As a result, prices of the more interest-rate-sensitive areas of the bond market, such as U.S.Treasury securities, fell. On the other hand, corporate bonds held up relatively well as the stronger economy supported issuers’ credit quality, and mortgage-backed securities generally benefited from an abatement of refinancing activity, which had reached record levels in 2003.

What is the portfolio’s current strategy?

As of the end of the reporting period, the portfolio continues to emphasize stocks over bonds, although we recently have trimmed our stock exposure in light of current market uncertainties.Among stocks, the portfolio holds generally sector-neutral positions, focusing primarily on company-by-company stock selections. The one sector on which we have placed slightly greater emphasis than the benchmark is materials and processing, which has historically tended to perform well in environments of economic growth and rising short-term interest rates.

Among bonds, we have continued to employ a sector allocation strategy that is designed to approximate the representation of the various bond market sectors in the Lehman Aggregate Index. This approach is intended to help manage risks effectively while providing participation in the bond market’s performance and the benefits of diversification across asset classes.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Balanced Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

Common Stocks—64.7%	Shares	Value ($)

Consumer Discretionary—6.0%
Carnival	3,500	164,500
Clear Channel Communications	4,000	147,800
Comcast, Cl. A	10,537 [a]	295,352
Hilton Hotels	13,000	242,580
Home Depot	12,700	447,040
J.C. Penney	8,000	302,080
Lamar Advertising	10,000 [a]	433,500
Liberty Media, Cl. A	22,000 [a]	197,780
PETsMART	10,000	324,500
Staples	10,000	293,100
TJX Cos	14,000	337,960
Target	7,300	310,031
Time Warner	25,500 [a]	448,290
Univision Communications, Cl. A	9,000 [a]	287,370
Viacom, Cl. B	13,000	464,360
Walt Disney	15,000	382,350
		5,078,593
Consumer Staples—6.9%
Altria Group	13,000	650,650
Coca-Cola	12,200	615,856
Colgate-Palmolive	7,000	409,150
Dean Foods	8,000 [a]	298,480
Kellogg	7,000	292,950
PepsiCo	11,300	608,844
Procter & Gamble	21,200	1,154,128
Sara Lee	15,000	344,850
Wal-Mart Stores	29,200	1,540,592
		5,915,500
Energy—4%
Anadarko Petroleum	9,000	527,400
ChevronTexaco	7,000	658,770
Exxon Mobil	31,400	1,394,474
Schlumberger	8,000	508,080
XTO Energy	11,957	356,199
		3,444,923

Common Stocks (continued)	Shares	Value ($)

Financials—13.6%
American Express	7,000	359,660
American International Group	14,200	1,012,176
Bank of America	13,453	1,138,393
Bank of New York	11,300	333,124
Bank One	8,000	408,000
CIT Group	11,000	421,190
Capital One Financial	6,000	410,280
Citigroup	27,900	1,297,350
Countrywide Financial	6,000	421,500
Fannie Mae	10,200	727,872
Fidelity National Financial	11,200	418,208
Fifth Third Bancorp	8,000	430,240
Freddie Mac	6,000	379,800
Goldman Sachs Group	5,700	536,712
J.P. Morgan Chase & Co	10,700	414,839
MBNA	12,150	313,349
Merrill Lynch	9,000	485,820
Morgan Stanley	9,000	474,930
St. Paul Travelers Cos	6,400	259,456
U.S. Bancorp	12,000	330,720
Wachovia	9,000	400,500
Wells Fargo	11,400	652,422
		11,626,541
Health Care—8.9%
Abbott Laboratories	6,500 [a]	264,940
Amgen	5,600 [a]	305,592
Bard (C.R.)	6,000	339,900
Becton, Dickinson & Co	7,000	362,600
CIGNA	6,000	412,860
Community Health Systems	8,000 [a]	214,160
Eli Lilly & Co	7,000	489,370
Genzyme	6,000 [a]	283,980
Hospira	12,650 [a]	349,140
Johnson & Johnson	16,100	896,770
Medtronic	7,000	341,040

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Merck & Co	10,200	484,500
Novartis, ADR	7,000	311,500
Pfizer	49,300	1,690,004
Schering-Plough	14,000	258,720
Teva Pharmaceutical Industries	5,000	336,450
Wyeth	7,000	253,120
		7,594,646
Industrials—6.6%
Danaher	6,000	311,100
Deere & Co	7,000	490,980
Emerson Electric	6,000	381,300
General Electric	57,800	1,872,720
Illinois Tool Works	5,000	479,450
Rockwell Collins	7,000	233,240
3M	4,400	396,044
Tyco International	12,000 [a]	397,680
United Parcel Service	5,000	375,850
United Technologies	3,800	347,624
Waste Management	11,000	337,150
		5,623,138
Information Technology—11.2%
Accenture, Cl. A	11,000 [a]	302,280
Altera	10,000 [a]	222,200
Cisco Systems	36,400 [a]	862,680
Computer Associates International	6,000	168,360
Computer Sciences	6,000 [a]	278,580
Dell Computer	13,100 [a]	469,242
EMC	23,000 [a]	262,200
Hewlett-Packard	21,727	458,440
Intel	40,600	1,120,560
International Business Machines	11,700	1,031,355
Lexmark International	3,000 [a]	289,590
Microsoft	53,600	1,530,816
Motorola	15,000	273,750
National Semiconductor	8,000 [a]	175,920
Oracle	28,500 [a]	340,005
QUALCOMM	4,000	291,920

8

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
SAP, ADR	5,000	209,050
Siebel Systems	18,000 [a]	192,240
SunGard Data	7,000 [a]	182,000
Taiwan Semiconductor Manufacturing	14,489	120,404
Texas Instruments	12,000	290,160
VeriSign	18,000 [a]	358,200
Xilinx	3,500	116,585
		9,546,537
Materials—2.9%
Air Products & Chemicals	7,000	367,150
Alcoa	10,100 [a]	333,603
E.I du Pont de Nemours	9,000	399,780
International Paper	6,000	268,200
PPG Industries	6,000	374,940
Praxair	11,600	462,956
Weyerhaeuser	4,000	252,480
		2,459,109
Technology—.2%
KLA-Tencor	4,000 [a]	197,520
Telecommunication Services—1.9%
BellSouth	9,600	251,712
SBC Communications	12,100	293,425
Sprint	17,500	308,000
Telefonos de Mexico, Cl. L, ADR	9,000	299,430
Verizon Communications	13,000	470,470
		1,623,037
Utilities—2.5%
Ameren	4,000	171,840
Dominion Resources	5,000	315,400
Exelon	11,000	366,190
FPL Group	5,000	319,750
KeySpan	5,000	183,500
NiSource	14,000	288,680
Progress Energy	5,000	220,250
Southern	10,000	291,500
		2,157,110
Total Common Stocks
(cost $47,548,945)		55,266,654

The Portfolio 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes—28.8%	Amount ($)		Value ($)

Asset-Backed Certificates—.3%
MBNA Credit Card Master Note Trust,
Ser. 2002-C1, Cl. C1, 6.8%, 7/15/2014	233,000		251,524
Auto Manufacturing—.2%
Ford Motor,
Notes, 7.45%, 7/16/2031	92,000		87,943
General Motors,
Debs., 8.375%, 7/15/2033	71,000		75,365
			163,308
Banks—.5%
Bank of America,
Sr. Notes, 4.375%, 12/1/2010	445,000		434,320
Beverages—.2%
Miller Brewing,
Notes, 4.25%, 8/15/2008	90,000	[b]	89,645
Pepsi Bottling Group,
Sr. Notes, 7%, 3/1/2029	60,000		67,123
			156,768
Cable & Media—.1%
AOL Time Warner,
Notes, 6.875%, 5/1/2012	60,000	[c]	64,934
Commercial Mortgage Pass—Through Ctfs.—1.4%
Chase Commercial Mortgage Securities Corp,
Ser. 2001-245, Cl. A1, 6.173%, 2/12/2016	294,510	[b,d]	309,337
CS First Boston Mortgage Securities Corp.,
Ser. 1998-C1, Cl. A1A, 6.26%, 5/17/2040	211,398		217,163
GE Capital Commercial Mortgage Corp.,
Ser. 2004-C2, Cl. G, 5.326%, 3/10/2040	300,000		291,000
Salomon Brothers Mortgage Securities Corp.,
Ser. 2002-KEY2, Cl. A1, 3.222%, 3/18/2036	373,486		373,170
			1,190,670
Computers—.1%
International Business Machines,
Sr. Notes, 4.75%, 11/29/2012	45,000		44,098
Cosmetics/Personal Care—.2%
Kimberly-Clark,
Notes, 5%, 8/15/2013	165,000		165,051

10

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Diversified Financial Services—.5%
Boeing Capital,
Notes, 4.75%, 8/25/2008	93,000		94,812
Bonds, 5.8%, 1/15/2013	53,000		54,670
Farmers Exchange Capital,
Notes, 7.05%, 7/15/2028	80,000	[b]	76,997
Ford Motor Credit,
Notes, 1.66875%, 3/13/2007	35,000	[d]	34,163
Goldman Sachs
Notes, 3.875%, 1/15/2009	170,000	[c]	165,944
			426,586
Electric Utilities—.4%
Public Service Colorado,
Notes, 4.875%, 3/1/2013	101,000		98,510
TXU Energy,
Sr. Notes, 7%, 3/15/2013	215,000		234,509
			333,019
Electrical Components & Equipment—.1%
Emerson Electric,
Bonds, 4.5%, 5/1/2013	120,000		114,724
Forest Products & Paper—.1%
International Paper,
Notes, 5.85%, 10/30/2012	40,000	[c]	40,694
Insurance—.4%
Chubb,
Notes, 6%, 11/15/2011	50,000		52,685
Genworth Financial,
Notes, 6.6%, 6/15/2034	100,000		100,986
MetLife,
Sr. Notes, 5.375%, 12/15/2012	110,000		111,117
Penn Mutual Life,
Notes, 6.65%, 6/15/2034	60,000		59,883
			324,671
Manufacturing—.2%
General Electrical,
Notes, 4.25%, 12/1/2010	116,000		112,931

The Portfolio 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Manufacturing (continued)
Tyco International,
Notes, 5.8%, 8/1/2006	70,000		73,038
			185,969
Medical Services—.5%
Abbott Laboratories,
Notes, 4.35%, 3/15/2014	206,000		193,461
Unitedhealth Group,
Notes, 3.3%, 1/30/2008	250,000		244,563
			438,024
Mining & Metals—.1%
Alcoa,
Notes, 4.25%, 8/15/2007	35,000		35,536
Office/Business Equipment—.3%
Pitney Bowes,
Notes, 4.75%, 5/15/2018	300,000	[c]	275,761
Oil & Gas—.1%
ConocoPhillips,
Notes, 4.75%, 10/15/2012	120,000	[c]	117,462
Real Estate—.1%
EOP Operating,
Notes, 7%, 7/15/2011	60,000		65,486
Residential Mortgage Pass—Through Ctfs.—.6%
Argent Securities,
Ser. 2004-W5, Cl. AF4, 4.01%, 4/25/2034	200,000		187,780
Residential Asset Mortgage Products,
Ser. 2003-RS8, Cl. A4, 4.223%, 9/25/2028	390,000		389,975
			577,755
Structured Index—1.6%
Morgan Stanley TRACERS,
Ser. 2002-1, 5.878%, 3/1/2007	1,305,000	[b,e]	1,367,329
Telecommunications—.5%
British Telecommunications,
Notes, 8.375%, 12/15/2010	172,000		201,120
Motorola,
Sr. Notes, 8%, 11/1/2011	70,000		80,730
Sprint Capital,
Notes, 6%, 1/15/2007	37,000		38,770

12

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Telecommunications (continued)
Verizon Florida,
Debs., 6.125%, 1/15/2013	93,000		95,752
Verizon Wireless Capital,
Notes, 5.375%, 12/15/2006	30,000		31,294
			447,666
U.S. Government—7.1%
U.S. Treasury Notes:
1.625%, 2/28/2006	352,000	[c]	346,954
1.5%, 3/31/2006	167,000	[f]	164,019
3.125%, 5/15/2007	170,000		170,053
4%, 6/15/2009	3,940,000		3,974,908
U.S Treasury Inflation Protection Securities,
3.562%, 4/15/2032	1,127,000		1,454,962
			6,110,896
U.S. Government Agencies/Mortgage-Backed—13.2%
Federal Home Loan Bank:
4.5%, 9/16/2013	2,190,000		2,100,278
5.25%, 6/18/2014	400,000		401,836
Federal Home Loan Mortgage Corp.:
Mortgage Backed:
7%, 3/15/2010	145,000		163,550
4.5%, 1/15/2014	240,000		228,522
5%, 6/15/2022	150,000		20,522
4%, 7/15/2022	261,374		264,244
4%, 9/15/2027	300,000		286,068
Federal National Mortgage Association:
Mortgage Backed:
6.625%, 9/15/2009	348,000		385,392
6.406%, 1/1/2011	646,169		696,342
4.125%, 4/15/2014	240,000		221,148
6.88%, 2/1/2028	741,793		793,501
6%, 5/25/2033	561,440		574,073
Government National Mortgage Association I
Mortgage Backed:
6%, 3/15/2029	419,834		431,640
6%, 6/15/2029	58,627		60,295
5.5%, 12/20/2029	159,000		163,422
6%, 12/15/2031	384,502		395,076
6%, 2/15/2032	466,952		479,645

The Portfolio 13

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

			Principal
Bonds and Notes (continued)			Amount ($)		Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
Mortgage Backed (continued):
6%, 3/15/2032			74,006		76,018
6%, 4/15/2032			63,269		64,989
6%, 5/15/2032			68,494		70,356
6%, 12/15/2032			92,918		95,444
5.5%, 4/15/2033			882,935		884,038
6%, 12/15/2033			1,226,936		1,259,904
6%, 1/15/2034			1,085,247		1,116,282
					11,232,585
Total Bonds and Notes
(cost $	24,830,194)				24,564,836

Other Investments—5.4%			Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			1,539,666	[g]	1,539,666
Dreyfus Institutional Cash Advantage Plus Fund			1,539,667	[g]	1,539,667
Dreyfus Institutional Preferred Plus Money Market Fund			1,539,667	[g]	1,539,667
Total Other Investments
(cost $	4,619,000)				4,619,000

Investment of Cash Collateral
for Securities Loaned—1.1%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $	935,440)		935,440	[g]	935,440

Total Investments (cost $		77,933,579)	100.0%		85,385,930
Cash and Receivables Net			0.0%		19,466
Net Assets			100.0%		85,405,396

a Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2004, these securities amounted to $1,843,308 or 2.2% of net assets.

c	All or a portion of these securities are on loan.At June 30 2004, the total market value of the fund’s securities on loan is $913,865 and the total market value of the collateral held by the fund is $935,440.

d	Variable rate security—interest rate subject to periodic change.
e	Security linked to a portfolio of investment grade debt securities.
f	Partially held by broker in a segragated account as collateral for open financial futures position.
g	Investments in affiliated money market mutual funds.

See notes to financial statements.

14

STATEMENT OF FINANCIAL FUTURES

June 30, 2004 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 6/30/2004 ($)

Financial Futures Long
10 year U.S. Treasury Note	7	765,297	September 2004	3,656

See notes to finanial statements.

The Portfolio 15

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $913,865)—Note 1(c):
Unaffiliated issuers		72,379,139	79,831,490
Affiliated issuers		5,554,440	5,554,440
Cash			28,391
Receivable for investment securities sold			1,455,786
Dividends and interest receivable			238,745
Receivable for futures variation margin—Note 4			3,516
Prepaid expenses and other assets			5,980
			87,118,348

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			58,361
Liability for securities loaned—Note 1(c)			935,440
Payable for investment securities purchased			683,433
Payable for shares of Beneficial Interest redeemed			2,084
Accrued expenses			33,634
			1,712,952

Net Assets ( $)			85,405,396

Composition of Net Assets ($):
Paid-in capital			101,335,054
Accumulated undistributed investment income—net			182,690
Accumulated net realized gain (loss) on investments			(23,568,355)
Accumulated net unrealized appreciation
(depreciation) on investments (including $	3,656
net unrealized appreciation on financial futures)			7,456,007

Net Assets ( $)			85,405,396

Net Asset Value Per Share
		Initial Shares	Service Shares

Net Assets ($)		62,964,263	22,441,133
Shares Outstanding		4,923,745	1,754,844

Net Asset Value Per Share ($)		12.79	12.79

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash Dividends (net of $2,152 foreign taxes withheld at source):
Unaffiliated issuers	487,935
Affiliated issuers	19,379
Interest	483,567
Income from securities lending	2,873
Total Income	993,754
Expenses:
Investment advisory fee—Note 3(a)	329,232
Distribution fees—Note 3(b)	28,639
Professional fees	16,236
Prospectus and shareholders’ reports	11,510
Custodian fees—Note 3(b)	9,410
Trustees’ fees and expenses—Note 3(c)	4,478
Shareholder servicing costs—Note 3(b)	3,119
Dividends on securities sold short	1,620
Loan commitment fees—Note 2	238
Miscellaneous	3,437
Total Expenses	407,919
Less—waiver of fees due to undertaking—Note 3(a)	(12,279)
Net Expenses	395,640
Investment Income—Net	598,114

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	461,898
Short sale transactions	(34,516)
Net realized gain (loss) on financial futures	(184,803)
Net Realized Gain (Loss)	242,579
Net unrealized appreciation (depreciation) on investments
(including $9,029 net urealized appreciation on financial futures)	(644,473)
Net Realized and Unrealized Gain (Loss) on Investments	(401,894)
Net Increase in Net Assets Resulting from Operations	196,220

See notes to financial statements.

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	598,114	1,067,621
Net realized gain (loss) on investments	242,579	(3,466,062)
Net unrealized appreciation
(depreciation) on investments	(644,473)	16,740,703
Net Increase (Decrease) in Net Assets
Resulting from Operations	196,220	14,342,262

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(536,650)	(1,131,109)
Service shares	(174,617)	(351,942)
Total Dividends	(711,267)	(1,483,051)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	935,856	2,731,864
Service shares	1,023,102	2,302,244
Dividends reinvested:
Initial shares	536,650	1,131,109
Service shares	174,617	351,942
Cost of shares redeemed:
Initial shares	(5,370,440)	(10,978,778)
Service shares	(1,930,856)	(4,750,884)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,631,071)	(9,212,503)
Total Increase (Decrease) in Net Assets	(5,146,118)	3,646,708

Net Assets ($):
Beginning of Period	90,551,514	86,904,806
End of Period	85,405,396	90,551,514
Undistributed investment income—net	182,690	295,843

18

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	72,759	230,849
Shares issued for dividends reinvested	41,722	96,529
Shares redeemed	(416,861)	(949,903)
Net Increase (Decrease) in Shares Outstanding	(302,380)	(622,525)

Service Shares
Shares sold	79,643	196,799
Shares issued for dividends reinvested	13,576	30,207
Shares redeemed	(150,296)	(403,686)
Net Increase (Decrease) in Shares Outstanding	(57,077)	(176,680)

See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001[a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	12.87	11.09	13.34	15.00	16.02	15.94
Investment Operations:
Investment income—net[b]	.09	.15	.19	.27	.52	.47
Net realized and unrealized
gain (loss) on investments	(.06)	1.84	(2.25)	(1.65)	(.97)	.80
Total from Investment Operations	.03	1.99	(2.06)	(1.38)	(.45)	1.27
Distributions:
Dividends from investment
income—net	(.11)	(.21)	(.19)	(.28)	(.48)	(.46)
Dividends from net realized
gain on investments	—	—	—	—	(.09)	(.73)
Total Distributions	(.11)	(.21)	(.19)	(.28)	(.57)	(1.19)
Net asset value, end of period	12.79	12.87	11.09	13.34	15.00	16.02

Total Return (%)	.21[c]	18.14	(15.48)	(9.12)	(2.98)	8.13

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.43[c]	.89	.85	.85	.85	.86
Ratio of net investment income
to average net assets	.70[c]	1.26	1.58	1.92	3.35	2.94
Portfolio Turnover Rate	101.84[c,d]	363.02[d]	388.26	128.44	111.66	98.61

Net Assets, end of period
($ x 1,000)	62,964	67,239	64,865	96,290	105,569	90,130

a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 2.02% to 1.92%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the six month period ended June 30, 2004 and the year ended December 31, 2003 were 94.12% and 305.71%, respectively.

See notes to financial statements.

20

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003		2002	2001[a]	2000[b]

Per Share Data ($):
Net asset value,
beginning of period	12.87	11.08		13.33	15.00	15.00
Investment Operations:
Investment income—net	.08[c]	.14	[c]	.17[c]	.22[c]	—
Net realized and unrealized
gain (loss) on investments	(.06)	1.84		(2.24)	(1.63)	—
Total from Investment Operations	.02	1.98		(2.07)	(1.41)	—
Distributions:
Dividends from investment income—net	(.10)	(.19)		(.18)	(.26)	—
Net asset value, end of period	12.79	12.87		11.08	13.33	15.00

Total Return (%)	.14[d]	18.02		(15.63)	(9.31)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.50[d]	1.00		1.00	1.00	—
Ratio of net investment income
to average net assets	.62[d]	1.15		1.45	1.66	—
Decrease reflected in above expense
ratios due to undertakings
by The Dreyfus Corporation	.05[d]	.14		.09	.16	—
Portfolio Turnover Rate	101.84[d,e]	363.02	[e]	388.26	128.44	111.66

Net Assets, end of period ($ x 1,000)	22,441	23,313		22,040	15,396	—[f]

a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 1.77% to 1.66%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b	The portfolio commenced offering Service shares on December 31, 2000.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	The portfolio turnover rates excluding mortgage dollar roll transactions for the six month period ended June 30, 2004 and the year ended December 31, 2003 were 94.12% and 305.71%, respectively.
f	Amount represents less than $1,000.

See notes to financial statements.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is long-term capital growth and current income.To pursue this goal, the portfolio invests in a diversified mix of stocks and bonds.The portfolio’s normal asset allocation is approximately 60% stocks and 40% bonds. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Equity securities (including financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earning credits based on available cash balances left on deposit and includes such credits in interest income.

The portfolio may lend securities to qualified institutions. At originations, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio’s Statement of Investments.The fund

24

will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $23,256,133 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $657,546 of the carryover expires in fiscal 2008, $10,430,864 expires in fiscal 2009, $8,289,370 expires in fiscal 2010 and $3,878,353 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003, was as follows: ordinary income $1,483,051. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2004 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2004, the Manager waived receipt of fees of $12,279 pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $28,639 pursuant to the Plan.

26

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $27 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $9,410 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $49,914, Rule 12b-1 distribution plan fees $4,597, transfer agency per account fees $10 and custodian fees $3,840.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2004 of which $6,418,688 in purchases and $6,485,937 in sales were from dollar roll transactions:

	Purchases	Sales

Long transactions	86,300,528	95,147,141
Short sale transactions	34,515	248,263
Total	86,335,043	95,395,404

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The portfolio would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. Securities sold short at June 30, 2004, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2004 are set forth in the Statement of Financial Futures.

At June 30, 2004, accumulated net unrealized appreciation on investments was $7,452,351, consisting of $9,257,303 gross unrealized appreciation and $1,804,952 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Portfolio 29

For More Information
Dreyfus Variable
Investment Fund,
Balanced Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0154SA0604

Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Variable Investment Fund,
Disciplined Stock Portfolio
The Portfolio

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Gary Richardson.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

D I S C U S S I O N O F P E R F O R M A N C E

D. Gary Richardson, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio achieved total returns of 1.29% for its Initial shares and 1.17% for its Service shares.1 For the same period, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the portfolio’s benchmark, was 3.44%.2

We attribute these results to a generally positive environment for stocks, which were bolstered by sustained economic growth and reasonably good earnings reports.While the portfolio participated in the market’s rise to a degree, concerns about future growth prospects took a toll on the portfolio’s positions in the basic materials and interest-rate-sensitive financials sectors. In addition, an unusually large number of negative earnings reports, particularly in the technology sector, undermined the value of several holdings. As a result, the portfolio’s total returns underperformed its benchmark.

What is the portfolio’s investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the S&P 500 Index. The portfolio normally invests at least 80% of its assets in stocks, and focuses on stocks of large-cap companies.The portfolio invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk manage-ment.We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria but also exhibit what we believe to be higher than expected earnings potential and financial health. A team of experienced analysts exam-

T h e P o r t f o l i o 3

D I S C U S S I O N O F P E R F O R M A N C E (continued)

ines the fundamentals of what we believe are the top candidates.The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying what we believe are attractive investment opportunities, we also attempt to manage risks by diversifying across companies and industries.The portfolio is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P 500 Index.

What other factors influenced the portfolio’s performance?

The portfolio’s greatest gains were generated by its energy holdings. Refineries such as Valero Energy and integrated energy companies with substantial refinery operations such as ConocoPhillips, benefited from a global shortage of refinery capacity. Instability in the Middle East, increased industrial demand and higher commodity prices also led to higher revenues and rising stock prices for oil and gas producers, such as Occidental Petroleum and Devon Energy.

However, the portfolio’s strong performance in the energy sector failed to compensate for relatively weak performance in the cyclical growth sectors of mining (e.g., Freeport-McMoRan Copper & Gold, Inco and Alcan) and technology (Xilinx and Linear Technology). These sectors experienced a negative shift in investor sentiment due to concerns about rising interest rates and the possibility of slowing economic growth. Company-specific problems also weakened several other technology holdings, including Nortel Networks,Veritas Software and Seagate Technology.

In the health care sector, we emphasized insurers and health management firms, sub-sectors that generally fared well. Top performers included Aetna and UnitedHealth Group. However, gains in other health care holdings, such as device maker Boston Scientific and generic drug maker Teva Pharmaceutical Industries were balanced by a lawsuit-related disappointment in drug maker Wyeth. Among financials, the portfolio’s performance benefited from the trend toward consolidation when two holdings, SouthTrust and Bank One, rose on the strength of buyout offers. On the other hand, the portfolio’s interest-sensitive financial holdings (brokers such as Lehman Brothers Holdings and

4

Merrill Lynch; and thrifts, such as New York Community Bancorp) were hurt by short-term interest-rate concerns. Similarly, among consumer-related stocks, the portfolio’s consumer staples holdings such as PepsiCo, Kimberly-Clark and Procter & Gamble performed well, but consumer cyclical holdings were undermined by rising gas prices and the prospect of higher interest rates, leading to disappointments among holdings such as Wendy’s International, General Motors, Best Buy and Target. Finally, the portfolio’s performance also was hurt when transportation provider Union Pacific encountered operational difficulties that undermined its profits.

What is the portfolio’s current strategy?

While we generally continue to maintain our disciplined, sector-neutral investment approach, favorable trends in the energy area have led us to place slightly greater emphasis than the portfolio’s benchmark on energy stocks. Within other sectors, we believe that prospects for continued economic growth remain strong, leading us to focus on such cyclical industries as metals and mining, credit card issuers, and industrial manufacturers.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

T h e P o r t f o l i o 5

S TAT E M E N T O F I N V E S T M E N T S

J u n e 3 0 , 2 0 0 4	( U n a u d i t e d )

Common Stocks—99.5%		Shares		Value ($)

Consumer Cyclical—9.4%
Bed Bath & Beyond		26,720	[a]	1,027,384
Best Buy		14,990		760,593
CVS		18,150		762,663
Dana		29,800		584,080
GTECH Holdings		12,600		583,506
Gap		28,000		679,000
Home Depot		39,110		1,376,672
International Game Technology		17,200		663,920
McDonald’s		37,660		979,160
NIKE, Cl. B		4,590		347,693
Safeway		20,100	[a]	509,334
Target		13,300		564,851
Wal-Mart Stores		39,740		2,096,682
				10,935,538
Consumer Staples—8.6%
Altria Group		26,600		1,331,330
Archer-Daniels-Midland		23,800		399,364
Coca-Cola		34,700		1,751,656
Fortune Brands		7,700		580,811
General Mills		9,900		470,547
Gillette		16,000		678,400
Kimberly-Clark		15,780		1,039,586
PepsiCo.		30,690		1,653,577
Procter & Gamble		38,820		2,113,361
				10,018,632
Energy Related—7.4%
Apache		15,720		684,606
ConocoPhillips		20,370		1,554,027
Devon Energy		15,920		1,050,720
Exxon Mobil		52,210		2,318,646
GlobalSantaFe		12,400		328,600
Halliburton		11,850		358,581
Nabors Industries		7,450	[a]	336,889
Occidental Petroleum		22,560		1,092,130
Valero Energy		10,710		789,970
XTO Energy		4,000		119,160
				8,633,329

6

Common Stocks (continued)	Shares	Value ($)

Health Care—13.8%
Abbott Laboratories	27,830	1,134,351
Aetna	11,890	1,010,650
Amgen	13,700 [a]	747,609
Biogen Idec	6,500 [a]	411,125
Boston Scientific	29,260 [a]	1,252,328
Genzyme	7,380 [a]	349,295
Hospira	2,813 [a]	77,639
Johnson & Johnson	38,870	2,165,059
Medtronic	11,200	545,664
Merck & Co.	25,990	1,234,525
Novartis, ADR	7,550	335,975
Pfizer	101,254	3,470,987
Teva Pharmaceutical Industries, ADR	9,600	645,984
UnitedHealth Group	20,780	1,293,555
Varian Medical Systems	2,660 [a]	211,071
Wyeth	31,320	1,132,531
		16,018,348
Interest Sensitive—22.0%
Allstate	13,660	635,873
American Express	19,680	1,011,158
American International Group	35,541	2,533,362
Bank One	25,100	1,280,100
Bear Stearns Cos.	5,840	492,370
Capital One Financial	10,460	715,255
Citigroup	60,986	2,835,849
Fannie Mae	14,170	1,011,171
Freddie Mac	18,430	1,166,619
General Electric	94,010	3,045,924
Goldman Sachs Group	12,220	1,150,635
J.P. Morgan Chase & Co.	36,760	1,425,185
Lehman Brothers Holdings	9,130	687,033
MBNA	28,610	737,852
Morgan Stanley	11,540	608,966
New York Community Bancorp	13,013	255,445
Radian Group	5,710	273,509
RenaissanceRe Holdings	7,550	407,323
SouthTrust	14,570	565,462

T h e P o r t f o l i o 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
St. Paul Travelers Cos.	36,300	1,471,602
State Street	14,200	696,368
U.S. Bancorp	32,942	907,882
Wells Fargo & Co.	28,580	1,635,633
		25,550,576
Producer Goods—11.3%
Air Products & Chemicals	13,470	706,502
Alcan	7,800	322,920
Boeing	12,200	623,298
Companhia Vale do Rio Doce, ADR	6,400	304,320
Cooper Industries, Cl. A	7,750	460,428
Deere & Co.	11,430	801,700
E. I. du Pont de Nemours & Co.	17,420	773,796
Freeport-McMoRan Copper & Gold, Cl. B	16,520	547,638
General Dynamics	5,800	575,940
Honeywell International	21,880	801,464
ITT Industries	6,020	499,660
Inco	14,880 [a]	514,253
Ingersoll-Rand, CI. A	11,430	780,783
International Paper	10,980	490,806
PPG Industries	10,820	676,142
Pentair	22,140	744,790
3M	12,520	1,126,925
Tyco International	37,200	1,232,808
United Technologies	12,210	1,116,971
		13,101,144
Services—7.6%
Cendant	47,990	1,174,795
First Data	12,600	560,952
Manpower	23,560	1,196,141
NEXTEL Communications, Cl. A	33,200 [a]	885,112
News, ADR	33,660 [b]	1,192,237
Paychex	9,200	311,696

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Time Warner	35,400 [a]	622,332
Tribune	10,170	463,142
Univision Communications	16,300 [a]	520,459
Walt Disney	71,830	1,830,947
		8,757,813
Technology—15.7%
Agilent Technologies	37,300 [a]	1,092,144
Cisco Systems	87,690 [a]	2,078,253
Dell	45,940 [a]	1,645,571
EMC	59,780 [a]	681,492
eBay	7,340 [a]	674,913
Intel	80,700	2,227,320
International Business Machines	13,270	1,169,751
Lexmark International	6,850 [a]	661,231
Linear Technology	21,030	830,054
Maxim Integrated Products	16,750	878,035
Microsoft	120,370	3,437,767
Nortel Networks	77,700 [a]	387,723
QUALCOMM	15,600	1,138,488
Symantec	19,600 [a]	858,088
Xilinx	13,030	434,029
		18,194,859
Utilities—3.7%
Constellation Energy Group	15,000	568,500
Entergy	10,060	563,461
Exelon	24,460	814,273
PPL	12,250	562,275
SBC Communications	27,646	670,415
Sprint (FON Group)	24,150	425,040
Telefonos de Mexico, CI. L. , ADR	20,190	671,721
		4,275,685
Total Common Stocks
(cost $90,942,917)		115,485,924

T h e P o r t f o l i o 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

				Principal
Short-Term Investments—.5%				Amount ($)		Value ($)

Repurchase Agreement;
Greenwich Capital Markets, Tri-Party
	Repurchase Agreement, 1.25%, dated
	6/30/2004, due 7/1/2004, in the amount of
	$600,021 (fully collateralized by Federal
	Home Loan Mortgage Corp., Notes
	$635,000, 3.375%, 4/15/2009
	value $615,652,
	(cost $	600,000)		600,000		600,000

Investment of Cash Collateral
	for Securities Loaned—.4%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
	(cost $	461,020)		461,020	[c]	461,020

Total Investments (cost $			92,003,937)	100.4%		116,546,944
Liabilities, Less Cash and Receivables				(.4%)		(471,528)
Net Assets				100.0%		116,075,416

a	Non-income producing.
b	A portion of this security is on loan.At June 30, 2004, the total market value of the portfolio’s security on loan is $441,333 and the total market value of the collateral held by the portfolio is $461,020.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

10

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

J u n e 3 0 , 2 0 0 4 ( U n a u d i t e d )

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments—(including
securities on loan, valued at $441,333)—Note 1(b):
Unaffiliated issuers	91,542,917	116,085,924
Affiliated issuers	461,020	461,020
Cash		51,039
Receivable for investment securities sold		150,635
Dividends and interest receivable		120,292
Receivable for shares of Beneficial Interest subscribed		873
Prepaid expenses		3,262
		116,873,045

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		77,180
Liability for securities on loan—Note—1(b)		461,020
Payable for investment securities purchased		215,841
Payable for shares of Beneficial Interest redeemed		18,180
Accrued expenses		25,408
		797,629

Net Assets ( $)		116,075,416

Composition of Net Assets ($):
Paid-in capital		129,940,999
Accumulated undistributed investment income—net		409,359
Accumulated net realized gain (loss) on investments		(38,817,949)
Accumulated net unrealized appreciation
(depreciation) on investments		24,543,007

Net Assets ( $)		116,075,416

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	106,340,697	9,734,719
Shares Outstanding	5,341,974	490,248

Net Asset Value Per Share ($)	19.91	19.86

See notes to financial statements.

T h e P o r t f o l i o 11

S TAT E M E N T O F O P E R AT I O N S

S i x M o n t h s E n d e d J u n e 3 0 , 2 0 0 4 ( U n a u d i t e d )

Investment Income ($):
Income:
Cash dividends (net of $2,277 foreign taxes withheld at source)	908,659
Interest	3,802
Income from securities lending	1,123
Total Income	913,584
Expenses:
Investment advisory fee—Note 3(a)	445,504
Professional fees	15,784
Distribution fees—Note 3(b)	12,708
Custodian fees—Note 3(b)	12,437
Prospectus and shareholders’ reports	6,615
Trustees’ fees and expenses—Note 3(c)	5,502
Shareholder servicing costs—Note 3(b)	3,547
Loan commitment fees—Note 2	522
Miscellaneous	994
Total Expenses	503,613
Less—waiver of fees due to undertaking—Note 3(a)	(3,721)
Net Expenses	499,892
Investment Income—Net	413,692

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,808,176
Net unrealized appreciation (depreciation) on investments	(3,745,178)
Net Realized and Unrealized Gain (Loss) on Investments	1,062,998
Net Increase in Net Assets Resulting from Operations	1,476,690

See notes to financial statements.

12

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	413,692	896,074
Net realized gain (loss) on investments	4,808,176	(1,692,191)
Net unrealized appreciation
(depreciation) on investments	(3,745,178)	24,729,425
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,476,690	23,933,308

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(16,534)	(850,803)
Service shares	—	(63,630)
Total Dividends	(16,534)	(914,433)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,291,986	3,475,615
Service shares	302,625	927,471
Dividends reinvested:
Initial shares	16,534	850,803
Service shares	—	63,630
Cost of shares redeemed:
Initial shares	(7,670,966)	(20,442,820)
Service shares	(975,914)	(1,796,640)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,035,735)	(16,921,941)
Total Increase (Decrease) in Net Assets	(5,575,579)	6,096,934

Net Assets ($):
Beginning of Period	121,650,995	115,554,061
End of Period	116,075,416	121,650,995
Undistributed investment income—net	409,359	12,201

T h e P o r t f o l i o 13

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S (continued)

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	64,856	195,477
Shares issued for dividends reinvested	829	44,246
Shares redeemed	(386,185)	(1,209,659)
Net Increase (Decrease) in Shares Outstanding	(320,500)	(969,936)

Service Shares
Shares sold	15,208	55,956
Shares issued for dividends reinvested	—	3,320
Shares redeemed	(49,630)	(105,845)
Net Increase (Decrease) in Shares Outstanding	(34,422)	(46,569)

See notes to financial statements.

14

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004			Year Ended December 31,

Initial Shares	(Unaudited)		2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	19.66		16.04	20.89	24.19	26.92	22.95
Investment Operations:
Investment income—net[a]	.07		.14	.12	.09	.06	.11
Net realized and unrealized
gain (loss) on investments	.18		3.63	(4.84)	(3.30)	(2.53)	4.12
Total from Investment Operations	.25		3.77	(4.72)	(3.21)	(2.47)	4.23
Distributions:
Dividends from
investment income—net	(.00)	[b]	(.15)	(.13)	(.09)	(.05)	(.10)
Dividends from net realized
gain on investments	—		—	—	—	(.21)	(.16)
Total Distributions	(.00)	[b]	(.15)	(.13)	(.09)	(.26)	(.26)
Net asset value, end of period	19.91		19.66	16.04	20.89	24.19	26.92

Total Return (%)	1.29[c]		23.53	(22.61)	(13.27)	(9.14)	18.45

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.41[c]		.85	.83	.81	.81	.81
Ratio of net investment income
to average net assets	.35[c]		.81	.64	.40	.21	.45
Portfolio Turnover Rate	21.19[c]		52.74	47.47	48.22	51.44	48.95

Net Assets, end of period
($ x 1,000)	106,341	111,352		106,404	172,360	222,920	214,296

a Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.
c	Not annualized.

See notes to financial statements.

T h e P o r t f o l i o 15

F I N A N C I A L H I G H L I G H T S (continued)

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	19.63	16.02	20.86	24.19	24.19
Investment Operations:
Investment income—net	.05[b]	.11[b]	.09[b]	.05[b]	—
Net realized and unrealized
gain (loss) on investments	.18	3.62	(4.83)	(3.30)	—
Total from Investment Operations	.23	3.73	(4.74)	(3.25)	—
Distributions:
Dividends from investment income—net	—	(.12)	(.10)	(.08)	—
Net asset value, end of period	19.86	19.63	16.02	20.86	24.19

Total Return (%)	1.17[c]	23.31	(22.72)	(13.46)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.50[c]	1.00	1.00	1.00	—
Ratio of net investment income
to average net assets	.27[c]	.65	.49	.26	—
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	.04[c]	.09	.06	.13	—
Portfolio Turnover Rate	21.19[c]	52.74	47.47	48.22	51.44

Net Assets, end of period ($ x 1,000)	9,735	10,299	9,150	7,929	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

16

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor’s 500 Composite Stock Price Index.The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

T h e P o r t f o l i o 17

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $26 during the period ended June 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

18

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown on the portfolio’s Statement of Investments.The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

T h e P o r t f o l i o 19

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $42,221,970 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied $21,752,976 of the carryover expires in fiscal 2009, $16,383,626 expires in fiscal 2010 and $4,085,368 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $914,433.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

20

The Manager has undertaken, from January 1, 2004 to December 31, 2004,to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2004, the Manager waived receipt of fees of $3,721, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $12,708 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $116 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $12,437 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $71,120, Rule 12b-1 distribution plan fees $2,002, custodian fees $4,233 and transfer agency per account fees $40, which are offset against an expense reimbursement currently in effect in the amount of $215.

T h e P o r t f o l i o 21

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2004, amounted to $25,070,337 and $31,359,121, respectively.

At June 30, 2004, accumulated net unrealized appreciation on investments was $24,543,007, consisting of $26,100,019 gross unrealized appreciation and $1,557,012 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

22

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

T h e P o r t f o l i o 23

N O T E S

For More Information
Dreyfus Variable Investment Fund,
Disciplined Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0150SA0604

Dreyfus Variable
Investment Fund,
Growth and Income
Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Variable Investment Fund,
Growth and Income Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio covers the six-month period from January 1, 2004, through June 30,2004.Inside,you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio achieved total returns of 0.71% for its Initial shares and 0.57% for its Service shares.1 For the same period, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the portfolio’s benchmark, was 3.44%.2

We attribute these results to a mildly positive environment for most stocks. Continued economic growth generally outweighed investors’ concerns regarding geopolitical instability and the impact of rising short-term interest rates. However, these uncertainties caused market sentiment to shift away from economically sensitive,growth-oriented stocks in favor of more defensive sectors. The portfolio’s returns underperformed the benchmark because the portfolio emphasized cyclical growth stocks.The portfolio’s relative performance was also constrained by the market’s favoritism of smaller stocks than those on which the fund focuses.

What is the portfolio’s investment approach?

The portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.To pursue this goal, the portfolio invests in stocks, bonds and money market instruments of domestic and foreign issuers.The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.

The portfolio focuses primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio, typically with a weighted average price-to-earnings ratio less than, and long-term projected earnings growth rate greater than, those of the S&P 500 Index.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

We typically measure a stock’s relative value by looking at its price in relation to the company’s business prospects and intrinsic worth, as measured by a wide range of financial and business data. In examining each company’s fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in a stock’s price, such as new competitive opportunities or internal operational improvements.The result of our approach during the reporting period was a portfolio containing stocks from a variety of different market sectors and industries.

What other factors influenced the portfolio’s performance?

Given the strength of the U.S. economy at the beginning of the reporting period, the portfolio initially emphasized cyclical growth stocks in areas such as technology. However, the portfolio’s technology holdings were hit particularly hard by the challenging market environment that prevailed during most of the reporting period. Holdings among semiconductor equipment and chip manufacturers such as KLA-Tencor gave up much of the ground they had gained in late 2003, as did several other technology holdings such as Jabil Circuit.The portfolio’s returns relative to the portfolio’s benchmark also suffered because it did not own some of the better-performing Internet stocks in the benchmark, such as Yahoo! and eBay, which failed to meet our investment criteria.

The portfolio’s cyclical growth bias led to an underweighted position in the traditionally defensive consumer staples sector, an area that rose in response to the market’s uncertainties.The portfolio’s returns relative to the benchmark were further undermined by company-specific problems faced by Altria Group and Wal-Mart Stores, two of the portfolio’s larger consumer staples holdings. Performance among telecommunications services holdings was hurt by the portfolio’s position in MCI, which faced uncertainties emerging from bankruptcy, and its lack of exposure to AT&T Wireless, which benefited from a buyout offer. Declines in low-fare European airline Ryanair undercut gains in the industrials area, while problems with generic drug maker Watson Pharmaceuticals detracted from the portfolio’s performance in the health care sector.

4

On a more positive note, the portfolio derived significant gains from individual holdings in a variety of sectors.Among utilities,TXU Corp benefited from a more favorable pricing environment. Independent energy companies XTO Energy and Anadarko Petroleum rose on the strength of high commodity prices. Medical device developer C.R. Bard beat earnings estimates for the first quarter of 2004, as did online retailer PetSmart. Finally, mortgage lender Countrywide Financial delivered unexpectedly strong financial results despite a hike in short-term interest rates.

What is the portfolio’s current strategy?

In light of current market uncertainties, we have trimmed the portfolio’s exposure to cyclical growth stocks. However, the U.S. economy continues to exhibit signs of growth, while short-term interest rates remain low and inflation appears largely in check. Accordingly, we have continued investing in cyclical growth stocks in the technology and materials and processing areas.We have de-emphasized consumer discretionary stocks, which we believe are likely to be among the first to retreat in the face of rising short-term interest rates, and industrials, many of which appear to us to be overvalued at the present time.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to other funds/ portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

Common Stocks—96.1%	Shares	Value ($)

Consumer Discretionary—9.2%
Carnival	18,000	846,000
Clear Channel Communications	19,080	705,006
Comcast, Cl. A	54,541 [a]	1,528,784
Disney (Walt)	80,000	2,039,200
Hilton Hotels	71,000	1,324,860
Home Depot	82,000	2,886,400
J. C. Penney	23,000	868,480
Lamar Advertising	36,200 [a]	1,569,270
Liberty Media	126,000 [a]	1,132,740
PetSmart	33,000	1,070,850
Staples	28,500	835,335
TJX Cos.	58,000	1,400,120
Target	27,000	1,146,690
Time Warner	119,000 [a]	2,092,020
Univision Communications	38,000 [a,b]	1,213,340
Viacom, Cl. B	67,096	2,396,669
		23,055,764
Consumer Staples—10.5%
Altria Group	76,000	3,803,800
Coca-Cola	66,000	3,331,680
Colgate-Palmolive	23,000	1,344,350
Dean Foods	37,000 [a]	1,380,470
Kellogg	30,000	1,255,500
PepsiCo	69,000	3,717,720
Procter & Gamble	80,000	4,355,200
Sara Lee	54,000	1,241,460
Wal-Mart Stores	110,000	5,803,600
		26,233,780
Energy—6.0%
Anadarko Petroleum	27,000	1,582,200
ChevronTexaco	24,000	2,258,640
Exxon Mobil	186,446	8,280,067
Schlumberger	25,000	1,587,750
XTO Energy	48,875	1,455,986
		15,164,643

6

Common Stocks (continued)	Shares	Value ($)

Financial—20.9%
American Express	25,700	1,320,466
American International Group	82,891	5,908,470
Bank of America	63,993	5,415,088
Bank of New York	40,000	1,179,200
Bank One	33,000	1,683,000
Capital One Financial	21,000	1,435,980
CIT Group	38,000	1,455,020
Citigroup	154,535	7,185,878
Countrywide Financial	24,000	1,686,000
Federal Home Loan Mortgage	24,600	1,557,180
Federal National Mortgage Association	45,400	3,239,744
Fidelity National Financial	38,500	1,437,590
Fifth Third Bancorp	24,000	1,290,720
Goldman Sachs Group	24,000	2,259,840
J.P. Morgan Chase & Co.	48,600	1,884,222
MBNA	53,000	1,366,870
Merrill Lynch	34,000	1,835,320
Morgan Stanley	38,200	2,015,814
St. Paul Travelers Cos.	35,018	1,419,630
U.S. Bancorp	59,000	1,626,040
Wachovia	40,000	1,780,000
Wells Fargo	60,000	3,433,800
		52,415,872
Health Care—12.3%
Abbott Laboratories	28,000	1,141,280
Amgen	21,000 [a]	1,145,970
Bard (C.R.)	22,000	1,246,300
Becton, Dickinson & Co.	26,000	1,346,800
CIGNA	20,000	1,376,200
Community Health Systems	29,000 [a]	776,330
Genzyme	17,000 [a]	804,610
Hospira	46,800 [a]	1,291,680
Johnson & Johnson	74,000	4,121,800
Lilly (Eli) & Co.	29,000	2,027,390
Medtronic	25,000	1,218,000

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Merck & Co.	39,000	1,852,500
Novartis, ADR	30,000	1,335,000
Pfizer	212,300	7,277,644
Schering-Plough	69,000	1,275,120
Teva Pharmaceutical Industries, ADR	21,000	1,413,090
Wyeth	31,000	1,120,960
		30,770,674
Industrials—9.8%
Danaher	30,000	1,555,500
Deere & Co.	26,000	1,823,640
Emerson Electric	23,000 [b]	1,461,650
General Electric	281,000	9,104,400
Illinois Tool Works	18,000	1,726,020
Rockwell Collins	29,000	966,280
3M	20,000	1,800,200
Tyco International	50,000	1,657,000
United Parcel Service, Cl. B	20,000	1,503,400
United Technologies	15,200	1,390,496
Waste Management	52,000	1,593,800
		24,582,386
Information Technology—17.2%
Accenture	52,000 [a]	1,428,960
Altera	31,000 [a]	688,820
Cisco Systems	174,000 [a]	4,123,800
Computer Associates International	28,000	785,680
Computer Sciences	29,200 [a]	1,355,756
Dell	69,000 [a]	2,471,580
EMC	110,000 [a]	1,254,000
Hewlett-Packard	82,825	1,747,607
Intel	181,800	5,017,680
International Business Machines	52,000	4,583,800
KLA-Tencor	16,000 [a]	790,080
Lexmark International	13,000 [a]	1,254,890
Microsoft	250,000	7,140,000
Motorola	46,000	839,500
National Semiconductor	38,000 [a,b]	835,620
Oracle	135,000 [a]	1,610,550

8

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
QUALCOMM	19,000	1,386,620
SAP, ADR	23,000	961,630
Siebel Systems	60,000 [a]	640,800
SunGard Data Systems	28,000 [a]	728,000
Taiwan Semiconductor Manufacturing, ADR	61,379	510,058
Texas Instruments	42,000	1,015,560
VeriSign	77,000 [a]	1,532,300
Xilinx	15,200	506,312
		43,209,603
Materials—3.8%
Air Products & Chemicals	27,000	1,416,150
Alcoa	37,000	1,222,110
du Pont (E.I.) de Nemours	30,000	1,332,600
International Paper	30,000	1,341,000
PPG Industries	21,000	1,312,290
Praxair	40,000	1,596,400
Weyerhaeuser	21,000	1,325,520
		9,546,070
Telecommunication Services—2.9%
BellSouth	46,000	1,206,120
SBC Communications	54,000	1,309,500
Sprint (FON Group)	58,500 [b]	1,029,600
Telefonos de Mexico, ADR	40,000	1,330,800
Verizon Communications	67,000	2,424,730
		7,300,750
Utilities—3.5%
Ameren	18,000	773,280
Dominion Resources	20,000	1,261,600
Exelon	50,000	1,664,500
FPL Group	20,000	1,279,000
KeySpan	22,000	807,400
NiSource	38,000	783,560
Progress Energy	19,000	836,950
Southern	44,000	1,282,600
		8,688,890
Total Common Stocks
(cost $204,325,857)		240,968,432

The Portfolio 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Other Investments—3.8%		Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		3,153,000	[c]	3,153,000
Dreyfus Institutional Cash Advantage Plus Fund		3,153,000	[c]	3,153,000
Dreyfus Institutional Preferred Plus Money Market Fund		3,153,000	[c]	3,153,000
Total Other Investments
(cost $	9,459,000)			9,459,000

		Principal
Short-Term Investments—.3%		Amount ($)		Value ($)

U.S. Treasury Bills:
.99%, 8/19/2004			450,000	[d]	449,280
1.17%, 9/2/2004			400,000	[d]	399,152
Total Short-Term Investments
(cost $	848,572)				848,432

Investment of Cash Collateral
for Securities Loaned—2.0%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $	5,103,100)		5,103,100	[c]	5,103,100

Total Investments (cost $		219,736,529)	102.2%		256,378,964
Liabilites, Less Cash and Receivables			(2.2%)		(5,525,523)
Net Assets			100.0%		250,853,441

a Non-income producing.
b	All or a portion of these securities are on loan.At June 30, 2004, the total market value of the portfolio’s securities on loan is $5,011,381 and the total market value of the collateral held by the portfolio is $5,103,100.

c	Investments in affiliated money market mutual funds.
d	Partially held by a broker in a segregated account as collateral for open financial futures positions.

See notes to financial statements.

10

STATEMENT OF FINANCIAL FUTURES

June 30, 2004 (Unaudited)

		Market Value		Unrealized
		Covered		Appreciation
	Contracts	by Contracts ($)	Expiration	at 6/30/2004 ($)

Financial Futures Long
Standard & Poor’s 500	29	8,267,900	September 2004	47,488

See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $5,011,381)—Note 1(c):
Unaffiliated issuers		205,174,429	241,816,864
Affiliated issuers		14,562,100	14,562,100
Cash			31,535
Dividends and interest receivable			243,534
Receivable for futures variation margin—Note 4			33,350
Receivable for shares of Beneficial Interest subscribed			25,837
Prepaid expenses			3,058
			256,716,278

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			162,876
Liability for securities on loan—Note 1(c)			5,103,100
Payable for investment securities purchased			441,816
Payable for shares of Beneficial Interest redeemed			92,457
Accrued expenses			62,588
			5,862,837

Net Assets ( $)			250,853,441

Composition of Net Assets ($):
Paid-in capital			262,381,873
Accumulated undistributed investment income—net			14,386
Accumulated net realized gain (loss) on investments			(48,232,741)
Accumulated net unrealized appreciation
(depreciation) on investments (including $	47,488
net unrealized appreciation on financial futures)			36,689,923

Net Assets ( $)			250,853,441

Net Asset Value Per Share
		Initial Shares	Service Shares

Net Assets ($)		227,536,521	23,316,920
Shares Outstanding		11,253,255	1,154,100

Net Asset Value Per Share ($)		20.22	20.20

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $10,085 foreign taxes withheld at source):
Unaffiliated issuers		2,059,829
Affiliated issuers		40,055
Interest		4,221
Income from securities lending		3,548
Total Income		2,107,653
Expenses:
Investment advisory fee—Note 3(a)		972,512
Distribution fees—Note 3(b)		29,613
Prospectus and shareholders’ reports		21,395
Professional fees		16,443
Custodian fees—Note 3(b)		12,103
Trustees’ fees and expenses—Note 3(c)		12,018
Shareholder servicing costs—Note 3(b)		7,492
Dividends on securities sold short		4,860
Loan commitment fees—Note 2		701
Miscellaneous		5,018
Total Expenses		1,082,155
Less—waiver of fees due to undertaking—Note 3(a)		(6,786)
Net Expenses		1,075,369
Investment Income—Net		1,032,284

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions		1,245,360
Short sale transactions		(103,550)
Net realized gain (loss) on financial futures		430,001
Net Realized Gain (Loss)		1,571,811
Net unrealized appreciation (depreciation) on investments
and securities sold short [including ($	135,166)
net unrealized depreciation on financial futures]		(909,530)
Net Realized and Unrealized Gain (Loss) on Investments		662,281
Net Increase in Net Assets Resulting from Operations		1,694,565

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	1,032,284	1,945,117
Net realized gain (loss) on investments	1,571,811	(10,306,299)
Net unrealized appreciation
(depreciation) on investments	(909,530)	66,060,660
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,694,565	57,699,478

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(962,491)	(1,830,941)
Service shares	(74,648)	(111,916)
Total Dividends	(1,037,139)	(1,942,857)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	5,627,743	13,976,061
Service shares	734,095	2,244,742
Dividends reinvested:
Initial shares	962,491	1,830,941
Service shares	74,648	111,916
Cost of shares redeemed:
Initial shares	(23,613,980)	(49,077,987)
Service shares	(1,750,130)	(3,617,039)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(17,965,133)	(34,531,366)
Total Increase (Decrease) in Net Assets	(17,307,707)	21,225,255

Net Assets ($):
Beginning of Period	268,161,148	246,935,893
End of Period	250,853,441	268,161,148
Undistributed investment income—net	14,386	19,241

14

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	277,288	795,436
Shares issued for dividends reinvested	47,598	103,244
Shares redeemed	(1,171,345)	(2,906,671)
Net Increase (Decrease) in Shares Outstanding	(846,459)	(2,007,991)

Service Shares
Shares sold	36,099	131,364
Shares issued for dividends reinvested	3,697	6,527
Shares redeemed	(86,291)	(209,369)
Net Increase (Decrease) in Shares Outstanding	(46,495)	(71,478)

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

Six Months	Ended
June 30, 2004			Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	20.16	16.06	21.65	23.48	25.48	22.63
Investment Operations:
Investment income—net[a]	.08	.14	.11	.11	.14	.16
Net realized and unrealized
gain (loss) on investments	.06	4.11	(5.59)	(1.49)	(1.10)	3.64
Total from
Investment Operations	.14	4.25	(5.48)	(1.38)	(.96)	3.80
Distributions:
Dividends from investment
income—net	(.08)	(.15)	(.11)	(.11)	(.15)	(.15)
Dividends from net realized
gain on investments	—	—	—	(.11)	(.89)	(.70)
Dividends in excess of net
realized gain on investments	—	—	—	(.23)	—	(.10)
Total Distributions	(.08)	(.15)	(.11)	(.45)	(1.04)	(.95)
Net asset value,
end of period	20.22	20.16	16.06	21.65	23.48	25.48

Total Return (%)	.71[b]	26.57	(25.33)	(5.85)	(3.78)	16.88

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.40[b]	.81	.80	.79	.78	.79
Ratio of interest expense, loan
commitment fees and dividends
on securities sold short
to average net assets	.00[b,c]	.01	.00[c]	.01	—	—
Ratio of net investment income
to average net assets	.40[b]	.81	.58	.48	.56	.67
Portfolio Turnover Rate	21.25[b]	40.68	34.61	33.82	60.90	96.26

Net Assets, end of period
($ x 1,000)	227,537	243,973	226,548	385,569	437,407	461,392

a Based on average shares outstanding at each month end.

b	Not annualized.
c	Amount represents less than .01%.

See notes to financial statements.

16

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003		2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	20.15	16.03		21.61	23.48	23.48
Investment Operations:
Investment income—net	.06[b]	.11	[b]	.08[b]	.06[b]	—
Net realized and unrealized
gain (loss) on investments	.05	4.10		(5.58)	(1.51)	—
Total from Investment Operations	.11	4.21		(5.50)	(1.45)	—
Distributions:
Dividends from investment income—net	(.06)	(.09)		(.08)	(.08)	—
Dividends from net realized
gain on investments	—	—		—	(.11)	—
Dividends in excess of net realized
gain on investments	—	—		—	(.23)	—
Total Distributions	(.06)	(.09)		(.08)	(.42)	—
Net asset value, end of period	20.20	20.15		16.03	21.61	23.48

Total Return (%)	.57[c]	26.36		(25.46)	(6.14)	—

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.50[c]	1.00		.98	1.00	—
Ratio of interest expense, loan
commitment fees and dividends
on securities sold short
to average net assets	.00[c,d]	.01		.00[d]	.01	—
Ratio of net investment income
to average net assets	.31[c]	.63		.43	.28	—
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	.03[c]	.06		.05	.11	—
Portfolio Turnover Rate	21.25[c]	40.68		34.61	33.82	60.90

Net Assets, end of period ($ x 1,000)	23,317	24,188		20,388	16,185	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Growth and Income Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a non-diversified series.The portfolio’s investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

18

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded.Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market),but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $64 during the period ended June 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio’s Statement of Investments.The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

20

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date.The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $48,105,203 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $33,853,822 of the carryover expires in fiscal 2010 and $14,251,381 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003, was as follows: ordinary income $1,942,857. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolios’ average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2004 to December 31, 2004 to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2004, the Manager waived receipt of fees of $6,786, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $29,613 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $212 pursuant to the transfer agency agreement.

22

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $12,103 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $154,531, Rule 12b-1 distribution fees $4,791, custodian fees $4,604 and transfer agency per account fees $69, which are offset against an expense reimbursement currently in effect in the amount of $1,119.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2004:

	Purchases	Sales

Long transactions	53,020,712	70,125,838
Short sale transactions	848,340	—
Total	53,869,052	70,125,838

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value.The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security.The portfolio would realize a

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker, of permissible liquid assets sufficient to cover its short position. At June 30, 2004, there were no securities sold short outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2004, are set forth in the Statement of Financial Futures.

At June 30, 2004, accumulated net unrealized appreciation on investments was $36,642,435, consisting of $44,226,561 gross unrealized appreciation and $7,584,126 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Portfolio 25

For More Information
Dreyfus Variable Investment Fund,
Growth and Income Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0108SA0604

Dreyfus Variable
Investment Fund,
International
Equity Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Variable Investment Fund,
International Equity Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Paul Butler.

Although the global economy increasingly showed signs of sustainable growth during the first half of 2004, most major international stock-market indices ended the reporting period little changed from where they began. The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and changing currency exchange rates. International markets also anticipated higher interest rates in the United States. In fact, on the last day of the reporting period, the U.S. Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative U.S. monetary policy marks the beginning of a new phase in the global economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio produced total returns of 3.38% for its Initial shares and 3.20% for its Service shares.1 This compares with a 4.56% total return produced by the portfolio’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

Although global stock markets rallied during the first quarter of 2004 amid low interest rates and improving economic conditions, a portion of those gains was eroded in the second quarter, as investors became more concerned about geopolitical instability and questions arose about the sustainability of growth in some markets.The portfolio produced lower returns than its benchmark, primarily because of general weakness in Asia’s emerging markets during the second quarter.

What is the portfolio’s investment approach?

The portfolio focuses on individual stock selection.We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching for what we believe are well-managed, well-positioned companies, wherever they may be.

In choosing stocks, the portfolio establishes a global framework within which to select investments.This involves identifying and forecasting key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within the markets and sectors determined to be relatively attractive, the portfolio seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio generally will sell securities when themes or strategies change, or when the portfolio determines that the company’s

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

prospects have changed, or if the portfolio believes that the company’s stock is fully valued by the market.

What other factors influenced the portfolio’s performance?

The portfolio’s returns were influenced by changes in investor sentiment during the reporting period. General optimism about the global economic recovery during the first quarter of 2004 gave way to heightened concerns in the second quarter that resurgent inflationary pressures in the United States and China might derail the economic recovery. As a result, equity gains achieved in the first quarter were largely, but not completely, offset by weakness in the second quarter, especially in Asia’s emerging markets. Because the portfolio maintained a relatively overweighted position in the emerging markets, its returns lagged the MSCI EAFE Index.

Nonetheless, the portfolio enjoyed strong results from a number of its holdings in a variety of markets and industry groups. In Asia, investments in domestic companies helped the portfolio participate in the strength of the region’s consumer and housing sectors, while holdings of Asian exporters helped leverage the success of companies tied to U.S. markets. Korea Tobacco represented one of the portfolio’s best performers during the reporting period. In Japan the portfolio received positive contributions to performance from rubber manufacturer Bridgestone, food retailer Lawson and Kirin Brewery.All of these companies benefited from the return of positive economic growth after a prolonged recession.

In Europe, where interest rates tended to be higher and economic growth slower than in other parts of the world, the portfolio benefited from its relatively defensive investments in pharmaceutical companies, including Sanofi Synthelabo, which was acquired by Aventis, both in France. The most positive individual contribution to the portfolio’s performance came from Erste Bank in Austria, which benefited from lower interest rates and higher levels of consumer borrowing. Other European banks also fared relatively well, including Germany’s Deutsche Bank and France’s Societe Generale.

On the other hand, some individual holdings provided disappointing results. Chief among them were Brazil Telecom, hurt by litigation concerns; France Telecom, whose stock price declined when the govern-

4

ment issued additional shares; and Companhia Vale do Rio Doce, a Brazilian basic materials producer that suffered from adverse market reaction to a proposed acquisition.

What is the portfolio’s current strategy?

During the reporting period, we locked in gains by reducing or eliminating a number of positions that had performed well, including Erste Bank, U.K. water utility Severn Trent, and oil producers Total in France, Eni Spa in Italy and Shell Transport & Trading in the United Kingdom. We redeployed those assets to companies that we believe are poised to benefit from a strong global economy, such as global mining company BHP Billiton, or company-specific factors, such as the recent entry of the U.K.’s British Sky in the “free to air” television market, which we believe should produce subscriber growth for its pay-TV service.At the same time, we have maintained the fund’s emphasis on the emerging markets, which we expect to recover from investors’ recent concerns.

July 15, 2004

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.These risks are generally greater with emerging market countries.

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, International Equity Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

Common Stocks—96.2%	Shares	Value ($)

Australia—2.4%
Commonwealth Bank of Australia	11,020	250,389
Macquarie Infrastructure Group	115,319	265,397
WMC Resources	110,692	379,807
		895,593
Austria—1.6%
Erste Bank der oesterreichischen Sparkassen	3,780	595,016
Belgium—1.7%
Belgacom	12,030	366,998
KBC Bankverzekeringsholding	4,700	271,005
		638,003
Brazil—4.9%
Aracruz Celulose, ADR	7,540	246,257
Brasil Telecom Participacoes, ADR	12,720	390,504
Companhia Vale do Rio Doce, ADR	7,770	303,807
Natura Cosmeticos	13,000	210,165
Petroleo Brasileiro, ADR	26,600	670,320
		1,821,053
Canada—3.1%
Inco	11,490 [a]	396,560
Oncolytics Biotech	97,300 [a]	580,253
Oncolytics Biotech (Purchase Warrants 2/21/2005)	53,925 [a]	159,781
Oncolytics Biotech (Purchase Warrants 4/5/2005)	30,134 [a]	4,521
		1,141,115
Chile—.4%
Corpbanca, ADR	5,900 [a]	139,358
Denmark—1.1%
Carlsberg, Cl. B	7,380	391,053
France—8.6%
BNP Paribas	6,090	375,361
France Telecom	17,760 [a]	463,845
Lafarge	4,980	445,086
L’Oreal	4,230	338,599
Sanofi-Synthelabo	8,000	508,204
Total	3,050	582,746
Vinci	4,580	462,388
		3,176,229

6

Common Stocks (continued)	Shares	Value ($)

Germany—3.0%
AMB Generali Holding	5,090	378,146
BASF	5,240	281,058
Celesio	7,400	443,020
		1,102,224
Greece—2.2%
EFG Eurobank Ergasias	21,900	474,239
Public Power	14,420	342,855
		817,094
Indonesia—3.3%
PT Bank Central Asia	2,660,000	530,642
PT Hanjaya Mandala Sampoerna	1,302,000	706,479
		1,237,121
Italy—3.4%
Enel	27,700	222,575
Eni	15,200	302,464
Snam Rete Gas	103,470	445,348
Telecom Italia	135,850	300,640
		1,271,027
Japan—16.6%
ACOM	6,740	439,074
BRIDGESTONE	23,000	433,225
JFE Holdings	10,200	250,700
Japan Retail Fund Investment	76	525,823
KIRIN BREWERY	45,000	446,134
Kao	12,000	289,980
LAWSON	9,400	388,662
MATSUI SECURITIES	7,500	255,662
Mitsubishi Tokyo Financial Group	47	436,165
NISSAN MOTOR	36,600	407,918
Nippon Building Fund	62	448,330
Nippon Yusen Kabushiki Kaisha	93,000	429,816
Sumitomo Mitsui Financial Group	44	302,403
Tokyo Electric Power	11,800	268,342
Tostem Inax Holding	19,000	411,127
West Japan Railway	95	384,068
		6,117,429

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Luxembourg—.7%
Arcelor	14,900	250,712
Malaysia—1.7%
Astro All Asia Networks	228,800	275,764
Malayan Banking	101,000	268,447
Road Builder (M) Holdings	107,000	76,308
		620,519
Mexico—.3%
Desarrolladora Homex, ADR	5,500	95,205
Singapore—2.9%
MobileOne	404,000	352,695
Singapore Post	462,000	236,620
Singapore Press Holdings	195,500	473,332
		1,062,647
South Africa—1.0%
MTN Group	75,900	352,018
South Korea—5.7%
KT&G, GDR	58,680 [b]	668,952
SK Telecom, ADR	17,400	365,226
Samsung Electronics	1,315	543,313
Shinsegae	2,120	510,490
		2,087,981
Spain—3.4%
Abertis Infraestructuras	24,098	420,760
Altadis	15,700	486,233
Iberdrola	16,700	353,286
		1,260,279
Sweden—.6%
Skandinaviska Enskilda Banken, Cl. A	16,170	234,320
Switzerland—7.5%
Nestle	2,721	726,877
Novartis	18,760	828,993
Roche Holding	6,710	665,472
UBS	7,700	543,490
		2,764,832
Taiwan—2.2%
China Steel, GDR	26,100	489,375
Compal Electronics, GDR	60,600	330,270
		819,645
8

Common Stocks (continued)			Shares	Value ($)

Thailand—4.1%
Advanced Info Service			169,900	369,935
Bank of Ayudhya			1,690,800 [a]	517,064
Land and Houses			883,200	210,672
Siam Cement			70,200	419,053
				1,516,724
United Kingdom—13.8%
AstraZeneca			16,790	755,128
BHP Billiton			52,900	460,159
British Sky Broadcasting Group			24,100	272,507
GUS			37,350	574,082
GlaxoSmithKline			15,900	322,576
Invensys			109,321 [a]	35,772
National Grid Transco			58,900	455,601
Rank Group			47,700	260,142
Reckitt Benckiser			14,045	398,561
Shell Transport & Trading			142,930	1,051,022
Vodafone Group			244,175	535,992
				5,121,542
Total Common Stocks
(cost $	28,863,020)			35,528,739

Preferred Stocks—1.5%

Germany:
Fresenius Medical Care, ADR			1	18
Henkel			6,401	547,893
Total Preferred Stocks
(cost $	433,988)			547,911

Total Investments (cost $		29,297,008)	97.7%	36,076,650
Cash and Receivables (Net)			2.3%	853,141
Net Assets			100.0%	36,929,791

a Non-income producing.

b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2004, this security amounted to $668,952 or 1.8% of net assets.

See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	29,297,008	36,076,650
Cash		100,954
Cash denominated in foreign currencies	177,644	177,595
Receivable for shares of Beneficial Interest subscribed		852,812
Receivable for investment securities sold		397,714
Dividends		81,884
Unrealized appreciation on forward currency
exchange contracts—Note 4		39,023
Prepaid expenses		1,751
		37,728,383

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		22,718
Payable for investment securities purchased		723,899
Payable for shares of Beneficial Interest redeemed		2,914
Unrealized depreciation on forward currency
exchange contracts—Note 4		532
Accrued expenses		48,529
		798,592

Net Assets ( $)		36,929,791

Composition of Net Assets ($):
Paid-in capital		53,617,049
Accumulated distributions in excess of investment income—net		(44,400)
Accumulated net realized gain (loss) on investments		(23,462,161)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		6,819,303

Net Assets ( $)		36,929,791

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	33,231,543	3,698,248
Shares Outstanding	2,702,226	301,141

Net Asset Value Per Share ($)	12.30	12.28

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $74,090 foreign taxes withheld at source)	628,217
Interest	4,766
Income from securities lending	1,448
Total Income	634,431
Expenses:
Investment advisory fee—Note 3(a)	136,831
Custodian fees	27,031
Auditing fees	12,152
Distribution fees—Note 3(b)	4,617
Prospectus and shareholders’ reports	3,153
Shareholder servicing costs—Note 3(b)	1,745
Trustees’ fees and expenses—Note 3(c)	1,610
Legal fees	588
Loan commitment fees—Note 2	98
Miscellaneous	4,227
Total Expenses	192,052
Investment Income—Net	442,379

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	2,813,074
Net realized gain (loss) on forward currency exchange contracts	244,190
Net Realized Gain (Loss)	3,057,264
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(2,327,573)
Net Realized and Unrealized Gain (Loss) on Investments	729,691
Net Increase in Net Assets Resulting from Operations	1,172,070

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	442,379	423,118
Net realized gain (loss) on investments	3,057,264	148,835
Net unrealized appreciation
(depreciation) on investments	(2,327,573)	10,549,372
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,172,070	11,121,325

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(200,841)	(1,283,793)
Service shares	(15,890)	(128,441)
Total Dividends	(216,731)	(1,412,234)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	2,225,648	1,864,970
Service shares	719,329	1,472,940
Dividends reinvested:
Initial shares	200,841	1,283,793
Service shares	15,890	128,441
Cost of shares redeemed:
Initial shares	(2,960,651)	(6,247,084)
Service shares	(493,664)	(1,078,940)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(292,607)	(2,575,880)
Total Increase (Decrease) in Net Assets	662,732	7,133,211

Net Assets ($):
Beginning of Period	36,267,059	29,133,848
End of Period	36,929,791	36,267,059

12

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	180,782	178,264
Shares issued for dividends reinvested	16,158	121,779
Shares redeemed	(241,613)	(651,597)
Net Increase (Decrease) in Shares Outstanding	(44,673)	(351,554)

Service Shares
Shares sold	58,378	146,307
Shares issued for dividends reinvested	1,279	12,032
Shares redeemed	(40,955)	(106,682)
Net Increase (Decrease) in Shares Outstanding	18,702	51,657

See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	11.97	8.75	10.76	15.34	22.34	14.50
Investment Operations:
Investment income—net[a]	.15	.14	.10	.03	.07	.06
Net realized and unrealized
gain (loss) on investments	.26	3.55	(1.81)	(4.50)	(3.45)	8.58
Total from Investment Operations	.41	3.69	(1.71)	(4.47)	(3.38)	8.64
Distributions:
Dividends from investment
income—net	(.08)	(.47)	(.30)	(.11)	(.05)	(.06)
Dividends from net realized
gain on investments	—	—	—	—	(2.66)	(.74)
Dividends in excess of net
realized gain on investments	—	—	—	—	(.91)	—
Total Distributions	(.08)	(.47)	(.30)	(.11)	(3.62)	(.80)
Net asset value, end of period	12.30	11.97	8.75	10.76	15.34	22.34

Total Return (%)	3.38[b]	42.89	(15.94)	(29.18)	(16.40)	59.76

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.51[b]	1.19	1.14	1.08	.99	1.02
Ratio of net investment income
to average net assets	1.22[b]	1.42	.96	.25	.33	.38
Portfolio Turnover Rate	41.54[b]	101.02	116.65	238.88	192.42	261.64

Net Assets, end of period
($ x 1,000)	33,232	32,892	27,117	39,961	65,854	69,208
a	Based on average shares outstanding at each month end.
b	Not annualized.

See notes to financial statements.

14

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003		2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	11.95	8.74		10.75	15.34	15.34
Investment Operations:
Investment income (loss)—net	.14[b]	.12	[b]	.07[b]	(.03)[b]	—
Net realized and unrealized gain
(loss) on investments	.24	3.54		(1.80)	(4.47)	—
Total from Investment Operations	.38	3.66		(1.73)	(4.50)	—
Distributions:
Dividends from
investment income—net	(.05)	(.45)		(.28)	(.09)	—
Net asset value, end of period	12.28	11.95		8.74	10.75	15.34

Total Return (%)	3.20[c]	42.56		(16.20)	(29.35)	—

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.64[c]	1.44		1.41	1.47	—
Ratio of net investment income
(loss) to average net assets	1.10[c]	1.17		.74	(.27)	—
Portfolio Turnover Rate	41.54[c]	101.02		116.65	238.88	192.42

Net Assets, end of period
($ x 1,000)	3,698	3,375		2,017	1,644	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a non-diversified series.The portfolio’s investment objective is to maximize capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Newton Capital Management Limited (“Newton”) is the portfolio’s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon Bank, N.A., and an affiliate of Dreyfus.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series’ are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

16

The fund enters into contracts that contain a variety of indemnifications. The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

18

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $26,301,795 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $21,204,341 of the carryover expires in fiscal 2009, $3,933,328 expires in fiscal 2010 and $1,164,126 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $1,412,234. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35 of 1%
$100 million to $1 billion	.30 of 1%
$1 billion to $1.5 billion	.26 of 1%
In excess of $1.5 billion	.20 of 1%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $4,617 pursuant to the Plan.

20

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $55 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fee $21,948, Rule 12b-1 distribution plan fees $749 and transfer agency per account fees $21.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2004, amounted to $15,056,618 and $15,905,252, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at June 30, 2004:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
British Pounds,
expiring 7/2/2004	151,672	274,329	275,725	1,396
Euro,
expiring 11/15/2004	928,474	1,093,000	1,130,603	37,603
Japanese Yen,
expiring 7/2/2004	18,832,343	173,012	173,036	24
Sales;		Proceeds (	$)
Euro,
expiring 7/1/2004	124,030	150,698	151,230	(532)
Total				38,491

At June 30, 2004, accumulated net unrealized appreciation on investments was $6,779,642, consisting of $7,283,469 gross unrealized appreciation and $503,827 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Portfolio 23

NOTES

For More Information
Dreyfus Variable Investment Fund,
International Equity Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Newton Capital Management Limited
160 Queen Victoria Street
London, EC4V 4LA
England

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0109SA0604

Dreyfus Variable
Investment Fund,
International Value
Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
International Value Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio covers the six-month period from January 1, 2004, through June 30,2004.Inside,you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

Although the global economy increasingly showed signs of sustainable growth during the first half of 2004, most major international stock-market indices ended the reporting period little changed from where they began. The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and changing currency exchange rates. International markets also anticipated higher interest rates in the United States. In fact, on the last day of the reporting period, the U.S. Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative U.S. monetary policy marks the beginning of a new phase in the global economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio produced total returns of 7.83% for its Initial shares and 7.82% for its Service shares.1 This compares with a 4.56% return for the portfolio’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

We attribute the portfolio’s performance to strong global economic growth during the first quarter of 2004, followed by a modest slowdown in the second quarter.The portfolio’s returns exceeded that of the MSCI EAFE Index, primarily due to successful stock selections in the U.K., Japan, France and the Netherlands.

What is the portfolio’s investment approach?

The portfolio invests in an internationally diversified portfolio of value stocks; that is, stocks selling at what we think are attractive prices relative to their perceived intrinsic worth in their home markets based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms can be the result of short-term factors that affect market perception; that is, a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The portfolio purchases the security at the depressed price, seeking to profit when perceptions change and the stock price rises to its perceived value.

When putting the value approach to work, the portfolio employs the following process: we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 75% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy for the portfolio.We can invest more or less in any given country or sector depending on the number of value opportunities that we see in a particular area.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

What other factors influenced the portfolio’s performance?

The international equity markets posted relatively strong gains during the first three months of the reporting period, mainly due to robust global economic growth and higher corporate earnings from U.S. and multinational companies. China’s economic expansion also helped create greater demand for a variety of basic materials needed to build its industrial infrastructure. By April, however, investors grew concerned that China’s economy might be growing too strongly, potentially leading to harmful inflationary pressures. As a result, many international stock markets retreated, giving back some of their earlier gains.

The bulk of the portfolio’s strong relative performance stemmed from four key markets: the U.K., Japan, France and the Netherlands. In the U.K., the portfolio’s largest area of investment, our stock selection strategy resulted in returns that were higher than the benchmark’s U.K. component, even though we had less exposure to that market. For instance, the portfolio benefited from its investments in candy and soda manufacturer Cadbury Schweppes, defense contractor BAE Systems and department store chain Marks & Spencer, which rebounded due to its restructuring efforts and speculation of a buyout.

In Japan, the portfolio’s second largest area of investment, a number of domestic companies benefited from rising consumer spending in a recovering economy. Strong performers in Japan included credit card company Credit Saison; consumer lending firms AIFUL and SFCG; Japan’s leading freight carrier Nippon Express; drug store operator Matsumotokiyoshi; and the Yamaha Motor Co.

In France, pharmaceutical developer Aventis gained value when it was bought by Sanofi-Synthelabo, and tire producer Michelin posted attractive returns.A diversified group of stocks in the Netherlands contributed positively to the portfolio’s performance, including brewery Heineken N.V., banking and insurance firm Fortis, window treatment company Hunter Douglas N.V., and major publishing house Wolters Kluwer.

On the other hand, the portfolio’s returns were eroded modestly in the second half of the reporting period by some of its emerging markets

4

holdings. Our investments in Brazilian oil companies, Taiwan semiconductor firms and a Korean electric company represented the largest detractors from the portfolio’s performance. In addition, several emerging markets stocks lost value as a result of the potential slowdown in China’s economic expansion.

What is the portfolio’s current strategy?

As of the end of the reporting period, we have taken profits in companies that have produced gains for the portfolio due to improved investor sentiment, favorable earnings reports or other company-specific events. For example, we have trimmed or eliminated our holdings in Italian oilfield services operator Saipem, S.p.A., Portugal Telecom and German drug developer Schering. Recent purchases include Deutsche Postbank, Germany’s largest savings bank; French aircraft engine manufacturer Snecma, and Swiss Reinsurance, which we added to the portfolio following a period of price weakness.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, International Value Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
International investing involves special risks, including changes in currency exchange rates, political, economic or social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks are generally greater with emerging market countries than with more economically and politically established countries.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

Common Stocks—94.9%	Shares	Value ($)

Australia—1.5%
Amcor	57,400	279,014
John Fairfax Holdings	30,200	78,559
National Australia Bank	27,961	581,880
Santos	62,200	300,612
		1,240,065
Belgium—1.9%
Dexia	31,350	521,390
Dexia (Strips)	16,650 [a]	203
Fortis	50,570	1,118,512
		1,640,105
Brazil—1.0%
Petroleo Brasileiro, ADR	15,920	446,874
Telecomunicacoes Brasileiras, ADR	14,930	435,210
		882,084
Denmark—.7%
Danske Bank	24,500	581,783
Finland—2.0%
Nokia	12,100	174,977
Nokia, ADR	25,630	372,660
Sampo, Cl. A	55,150	536,610
UPM-Kymmene	32,600	621,678
		1,705,925
France—7.6%
Assurances Generales de France	1,200	73,055
BNP Paribas	11,870	731,615
Carrefour	17,700	860,675
France Telecom	33,500 [a]	874,933
Sanofi-Synthelabo	10,500	667,018
Schneider Electric	7,630	521,913
Societe Nationale d'Etude et
de Construction de Moteurs d'Avion	22,300	437,765
Thomson	54,900	1,085,090
Total	6,230	1,190,331
		6,442,395
Germany—7.2%
Deutsche Bank	7,400	582,694
Deutsche Lufthansa	41,917	572,936

6

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Deutsche Post	39,260	848,730
Deutsche Postbank	9,200	330,918
E.ON	15,699	1,133,194
Heidelberger Druckmaschinen	9,000 [a]	297,826
KarstadtQuelle	36,400	794,003
Medion	9,000	361,035
Schering	6,000	354,817
Volkswagen	20,180	853,810
		6,129,963
Greece—.7%
Hellenic Telecommunications Organization	44,695	579,844
Hong Kong—1.5%
Bank of East Asia	59,347	170,056
China Mobile (Hong Kong)	169,300	512,254
Dah Sing Banking Group	2,400	3,939
Dah Sing Financial	6,000	35,385
MTR	169,342	256,191
Swire Pacific, Cl. A	47,200	305,598
		1,283,423
Ireland—1.5%
Bank of Ireland	97,716	1,305,831
Italy—4.0%
Banche Popolari Unite Scrl	10,945	181,896
Benetton Group	26,600	304,874
Eni	43,795	871,476
Finmeccanica	900,040	716,614
SanPaolo IMI	20,776	250,788
UniCredito Italiano	210,300	1,041,060
		3,366,708
Japan—25.2%
AIFUL	6,450	675,017
ALPS ELECTRIC	35,000	499,104
CANON	16,600	877,016
Credit Saison	31,400	946,314
DENTSU	116	299,499
Eisai	21,700	626,067
FUNAI ELECTRIC	3,400	513,585

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Fuji Heavy Industries	76,500	430,174
Fuji Photo Film	25,200	791,878
HONDA MOTOR	23,700	1,145,423
Kao	34,200	826,444
Kuraray	10,500	86,153
LAWSON	19,500	806,266
MABUCHI MOTOR	11,800	877,126
MINEBEA	125,800	587,186
MURATA MANUFACTURING	7,100	405,770
Matsumotokiyoshi	20,500	621,583
NIPPON TELEGRAPH AND TELEPHONE	94	503,533
Nippon Express	160,000	940,874
RINNAI	20,200	616,199
ROHM	5,900	707,989
SFCG	2,740	551,348
SKYLARK	31,600	635,862
SOHGO SECURITY SERVICES	31,000	406,744
SUMITOMO CHEMICAL	133,800	625,756
Sekisui House	51,400	571,924
77 Bank	96,000	656,259
Shin-Etsu Chemical	23,300	834,934
Shiseido	39,400	497,772
Sumitomo Bakelite	72,000	505,426
TDK	3,300	251,059
Takeda Chemical Industries	19,500	858,226
Toyota Motor	13,300	540,139
Yamaha Motor	46,000	718,096
		21,436,745
Luxembourg—.4%
Arcelor	19,070	320,878
Mexico—1.1%
Coca-Cola Femsa, ADR	21,500	477,085
Telefonos de Mexico, ADR	14,456	480,951
		958,036
Netherlands—4.8%
ABN AMRO	23,525	515,739
Akzo Nobel	20,150	742,718

8

Common Stocks (continued)	Shares	Value ($)

Netherlands (continued)
DSM	7,200	354,055
Heineken	10,125	333,450
Koninklijke (Royal) Philips Electronics	19,000	512,679
Koninklijke (Royal) Philips Electronics, ADR	5,780	157,216
Royal Dutch Petroleum	15,000	771,451
Wolters Kluwer	39,589	720,201
		4,107,509
New Zealand—.5%
Carter Holt Harvey	143,600	188,755
Telecom Corporation of New Zealand	72,677	271,361
		460,116
Norway—.5%
Norsk Hydro	6,600	428,936
Portugal—.4%
EDP	106,700	299,228
Singapore—1.6%
DBS Group Holdings	113,100	947,876
MobileOne	191,500	167,181
Singapore
Technologies Engineering	219,000	265,114
		1,380,171
South Africa—.6%
Nedcor	50,282	504,866
South Korea—1.7%
KT, ADR	27,400	494,296
Korea Electric Power, ADR	60,980	558,592
POSCO, ADR	12,580	421,556
		1,474,444
Spain—2.4%
Banco de Sabadell	11,800	256,102
Endesa	52,160	1,007,403
Repsol YPF, ADR	35,340	772,532
		2,036,037
Sweden—1.0%
Electrolux, Cl. B	31,200	599,370
Investor, Cl. B	24,790	253,769
		853,139

The Portfolio 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Switzerland—6.2%
Clariant	37,212	544,653
Julius Baer	400	111,173
Lonza	14,200	720,619
Nestle	3,085	824,114
Novartis	30,400	1,343,358
Swiss Re	8,340	542,637
UBS	10,020	707,242
Zurich Financial Services	3,300	521,935
		5,315,731
Taiwan—.5%
United Microelectronics, ADR	102,091 [a]	440,012
United Kingdom—18.4%
Allied Domecq	34,350	293,803
Anglo American	19,700	403,966
BAA	50,700	510,147
BAE Systems	164,089	654,017
BOC Group	31,037	520,777
BT Group	217,200	783,773
Barclays	96,652	825,368
Bunzl	77,899	651,064
Cadbury Schweppes	101,066	874,085
Centrica	135,200	551,776
Diageo	55,491	750,021
easyJet	35,200 [a]	102,064
GKN	212,550	967,919
GlaxoSmithKline	70,243	1,425,075
Lloyds TSB	60,100	471,712
Marks & Spencer	52,600	346,867
Old Mutual	7,850	14,948
RMC Group	2,800	30,897

Common Stocks (continued)			Shares	Value ($)

United Kingdom (continued)
Rexam			47,836	389,803
Rio Tinto			50,339	1,213,439
Royal Bank of Scotland			33,327	962,092
Sainsbury (J)			156,878	812,074
Scottish & Southern Energy			57,620	713,854
Shell Transport & Trading			188,055	1,382,845
				15,652,386
Total Common Stocks
(cost $	66,902,242)			80,826,360

			Principal
Short-Term Investments—2.9%			Amount ($)	Value ($)

U.S. Treasury Bills;
.96%, 7/8/2004
(cost $	2,499,533)		2,500,000	2,499,500

Total Investments (cost $		69,401,775)	97.8%	83,325,860
Cash and Receivables (Net)			2.2%	1,902,017
Net Assets			100.0%	85,227,877
a	Non-income producing.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	69,401,775	83,325,860
Cash		1,089,804
Cash denominated in foreign currencies	885,683	881,746
Receivable for investment securities sold		458,338
Dividends receivable		250,673
Receivable for shares of Beneficial Interest subscribed		203,389
Unrealized appreciation on forward currency exchange contracts—Note 4		116
Prepaid expenses		2,196
		86,212,122

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		70,797
Payable for investment securities purchased		805,870
Payable for shares of Beneficial Interest redeemed		20,701
Unrealized depreciation on forward currency exchange contracts—Note 4		130
Accrued expenses		86,747
		984,245

Net Assets ( $)		85,227,877

Composition of Net Assets ($):
Paid-in capital		73,670,486
Accumulated undistributed investment income—net		696,884
Accumulated net realized gain (loss) on investments		(3,059,411)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		13,919,918

Net Assets ( $)		85,227,877
Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	76,492,356	8,735,521
Shares Outstanding	5,250,997	598,927

Net Asset Value Per Share ($)	14.57	14.59

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $167,678 foreign taxes withheld at source)	1,273,494
Interest	15,477
Total Income	1,288,971
Expenses:
Investment advisory fee—Note 3(a)	376,344
Custodian fees	73,233
Prospectus and shareholders' reports	12,740
Professional fees	12,550
Distribution fees—Note 3(b)	8,944
Shareholder servicing costs—Note 3(b)	3,799
Trustees' fees and expenses—Note 3(c)	2,977
Registration fees	1,044
Loan commitment fees—Note 2	357
Miscellaneous	5,647
Total Expenses	497,635
Less—waiver of fees due to undertaking—Note 3(a)	(5,314)
Net Expenses	492,321
Investment Income—Net	796,650

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,330,858
Net realized gain (loss) on forward currency exchange contracts	(72,051)
Net Realized Gain (Loss)	3,258,807
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,609,559
Net Realized and Unrealized Gain (Loss) on Investments	4,868,366
Net Increase in Net Assets Resulting from Operations	5,665,016

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	796,650	471,599
Net realized gain (loss) on investments	3,258,807	(2,206,527)
Net unrealized appreciation
(depreciation) on investments	1,609,559	16,754,204
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,665,016	15,019,276

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(150,641)	(521,404)
Service shares	(14,955)	(63,290)
Total Dividends	(165,596)	(584,694)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	24,683,137	108,255,429
Service shares	2,601,138	1,360,085
Dividends reinvested:
Initial shares	150,641	521,404
Service shares	14,955	63,290
Cost of shares redeemed:
Initial shares	(12,173,409)	(90,294,034)
Service shares	(1,109,837)	(769,106)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	14,166,625	19,137,068
Total Increase (Decrease) in Net Assets	19,666,045	33,571,650

Net Assets ($):
Beginning of Period	65,561,832	31,990,182
End of Period	85,227,877	65,561,832
Undistributed investment income—net	696,884	65,830

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	1,765,932	9,773,093
Shares issued for dividends reinvested	10,616	42,253
Shares redeemed	(872,977)	(8,211,240)
Net Increase (Decrease) in Shares Outstanding	903,571	1,604,106

Service Shares
Shares sold	183,595	122,495
Shares issued for dividends reinvested	1,052	5,191
Shares redeemed	(80,784)	(74,043)
Net Increase (Decrease) in Shares Outstanding	103,863	53,643

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

Six Months	Ended
June 30, 2004			Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	13.54	10.04	11.56	13.52	15.67	13.45
Investment Operations:
Investment income—net[a]	.15	.12	.12	.12	.11	.13
Net realized and unrealized
gain (loss) on investments	.91	3.51	(1.53)	(1.90)	(.74)	3.52
Total from Investment Operations	1.06	3.63	(1.41)	(1.78)	(.63)	3.65
Distributions:
Dividends from investment
income—net	(.03)	(.13)	(.11)	(.11)	(.06)	(.13)
Dividends from net realized
gain on investments	—	—	—	—	(1.40)	(1.30)
Dividends in excess of net
realized gain on investments	—	—	—	(.07)	(.06)	—
Total Distributions	(.03)	(.13)	(.11)	(.18)	(1.52)	(1.43)
Net asset value, end of period	14.57	13.54	10.04	11.56	13.52	15.67

Total Return (%)	7.83[b]	36.36	(12.23)	(13.22)	(3.69)	27.82

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.65[b]	1.40	1.40	1.40	1.39	1.35
Ratio of interest expense
and loan commitment
fees to average net assets	.00[b,c]	.01	—	—	—	—
Ratio of net investment income
to average net assets	1.06[b]	1.11	1.10	.97	.78	.90
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	—	.08	.07	.20	—	—
Portfolio Turnover Rate	24.26[b]	107.73	47.18	49.34	37.33	41.90

Net Assets, end of period
($ x 1,000)	76,492	58,849	27,549	21,602	25,765	27,386

a Based on average shares outstanding at each month end.

b	Not annualized.
c	Amount represents less than .01%.

See notes to financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	13.56	10.06	11.58	13.52	13.52
Investment Operations:
Investment income—net	.14[b]	.14[b]	.12[b]	.05[b]	—
Net realized and unrealized
gain (loss) on investments	.92	3.49	(1.54)	(1.81)	—
Total from Investment Operations	1.06	3.63	(1.42)	(1.76)	—
Distributions:
Dividends from investment income—net	(.03)	(.13)	(.10)	(.11)	—
Dividends in excess of net
realized gain on investments	—	—	—	(.07)	—
Total Distributions	(.03)	(.13)	(.10)	(.18)	—
Net asset value, end of period	14.59	13.56	10.06	11.58	13.52

Total Return (%)	7.82[c]	36.28	(12.25)	(13.07)	—

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.70[c]	1.40	1.40	1.40	—
Ratio of interest expense and
loan commitment
fees to average net assets	.00[c,d]	.01	—	—	—
Ratio of net investment income
to average net assets	1.01[c]	1.29	1.07	.44	—
Decrease reflected in above expense
ratios due to undertakings
by The Dreyfus Corporation	.07[c]	.34	.26	.59	—
Portfolio Turnover Rate	24.26[c]	107.73	47.18	49.34	37.33

Net Assets, end of period ($ x 1,000)	8,736	6,713	4,441	2,148	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio's maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss

18

related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $6,170 during the period ended June 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $2,998,122 avail-

20

able for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $969,976 of the carryover expires in fiscal 2009 and $2,028,146 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $584,694.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2004 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the average daily net assets of their class. During the period ended June 30, 2004, the Manager waived receipt of fees of $5,314, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for dis-

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $8,944 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $130 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $69,098, Rule 12b-1 distribution plan fees $1,645 and transfer agency per account fees $54.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2004, amounted to $32,769,745 and $17,482,097, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency

22

transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperfor-mance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2004:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Japanese Yen,
expiring 7/2/2004	3,117,481	28,653	28,644	(9)
Sales:		Proceeds ($)
Japanese Yen,
expiring 7/1/2004	2,375,089	21,939	21,823	116
Swiss Franc,
expiring 7/1/2004	33,312	26,522	26,643	(121)
Total				(14)

At June 30, 2004, accumulated net unrealized appreciation on investments was $13,924,085, consisting of $14,156,678 gross unrealized appreciation and $232,593 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

24

For More Information
Dreyfus Variable Investment Fund,
International Value Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation

0152SA0604

Dreyfus Variable
Investment Fund,
Limited Term
High Yield Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
25	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Variable Investment Fund,
Limited Term High Yield Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, causing heightened volatility in most sectors of the U.S. bond market.When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, many fixed-income investors began to anticipate higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio’s Initial shares achieved a total return of 1.26%, and its Service shares achieved a total return of 1.17%. The portfolio generated aggregate income dividends of $0.2550 for Initial shares and $0.2490 for Service shares.1 The Merrill Lynch High Yield Master II Index, the portfolio’s benchmark, achieved a total return of 1.36% for the same period.2

High-yield corporate bonds produced modestly positive total returns during the first half of 2004, as the beneficial effects of stronger economic growth were largely offset by concerns regarding rising interest rates and high corporate bond valuations compared to historical norms. We attribute the portfolio’s slightly lagging relative performance to its average effective maturity, which is shorter than that of the benchmark, and to fees and expenses, which the benchmark’s return does not reflect.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return consisting of capital appreciation and current income by investing in high-yield fixed-income securities. The average effective maturity of the portfolio is limited to 5.5 years.

We normally invest most of the portfolio’s assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in the early stages of development or may have highly leveraged balance sheets. To compensate buyers for taking greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis.We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer’s ability to repay its debt.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

What other factors influenced the portfolio’s performance?

High-yield corporate bonds remained in a relatively narrow trading range during the first half of 2004. On one hand, continuing economic growth, improving business conditions for many individual issuers and industries and a relatively limited supply of newly-issued bonds supported security prices. On the other hand, the market’s returns were constrained by the uncertainty of ongoing geopolitical instability and investors’ mounting concerns that long-dormant inflationary pressures might resurface, potentially leading to higher interest rates.

In addition, in January 2004, high-yield bond prices generally reached multi-year highs, while yield differences relative to U.S.Treasury securities hovered near historical lows.These market conditions suggested to us that corporate bonds might be overvalued, and we adopted a more defensive investment posture, emphasizing higher-quality, shorter-term securities and increasing the percentage of assets allocated to cash equivalents.This shift to a more conservative positioning benefited the portfolio’s performance during the first quarter of 2004, when investors began to question the sustainability of the economic recovery, and high-yield bond prices fell modestly.

In early April, however, the U.S. Department of Labor released a report showing unexpected strength in U.S. labor markets, and investors were reassured that the economic recovery remained intact. Although the prospect of further improvements in business conditions was tempered by renewed inflation concerns amid rising employment and higher energy prices, high-yield bond prices started to rally. Accordingly, we redeployed some of the portfolio’s cash to high-yield securities. By the end of the reporting period, corporate bond prices began to approach their January 2004 highs, and on June 30, the Federal Reserve Board raised short-term interest rates by 25 basis points in what most analysts regarded as the first in a series of gradual increases.

The portfolio received positive contributions to performance from its holdings in the chemicals and gaming industries, both areas where the portfolio had what we considered to be greater exposure than its benchmark. In the chemicals area, bonds issued by Resolution Performance Products fared particularly well. The portfolio’s returns

4

also were boosted by its relatively light holdings of bonds from telecommunications companies, which generally lost value during the reporting period. In the telecommunications sector, however, the portfolio received especially good results from the bonds of Fairpoint Communications, which the portfolio still owns, when the company announced that it would replace its high-yield bonds with income deposit securities, which trade like stocks on an exchange.

What is the portfolio’s current strategy?

In light of the high-yield bond market’s rally during the second quarter of 2004, we have maintained a generally conservative investment posture, including a “barbell” strategy in which higher-quality, shorter-term bonds are balanced by longer-term bonds from issuers that we believe to have strong credit characteristics.At the same time, we remain alert for trading opportunities among bonds whose prices, in our analysis, may not fully reflect the quality of their underlying businesses. In our view, this is a prudent approach in a rising interest-rate environment characterized by historically high security valuations.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of these portfolios directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio made available through insurance products may be similar to other funds/ portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch HighYield Master II Index is an unmanaged performance benchmark composed of U.S. domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Unlike the portfolio, it is not limited by any maximum average maturity.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

	Principal
Bonds and Notes—90.3%	Amount ($)		Value ($)

Advertising—.3%
RH Donnelley Financial:
Sr. Notes, 8.875%, 2010	48,000	[a,b]	52,920
Sr. Sub. Notes, 10.875%, 2012	32,000	[a]	37,280
			90,200
Aerospace & Defense—.4%
Argo Tech,
Sr. Notes, 9.25%, 2011	78,000	[a]	80,730
K&F Industries,
Sr. Sub. Notes, Ser. B, 9.625%, 2010	45,000		49,556
			130,286
Agricultural—.2%
Seminis Vegetable Seeds,
Sr. Sub. Notes, 10.25%, 2013	50,000		54,625
Airlines—.8%
Northwest Airlines:
Pass-Through Ctfs., Ser. 1996-1, 7.67%, 2015	112,624		92,275
Sr. Notes, 10%, 2009	160,000	[b]	120,800
United AirLines, Enhanced Pass-Through Ctfs.,
Ser. 1997-1A, 1.535%, 2049	55,469	[c]	45,647
			258,722
Auto Manufactoring—.3%
Navistar International,
Sr. Notes, 7.5%, 2011	85,000		87,550
Automotive, Trucks & Parts—.4%
Airxcel,
Sr. Sub. Notes, Ser. B, 11%, 2007	23,000		21,275
Collins & Aikman Products,
Sr. Notes, 10.75%, 2011	47,000	[b]	47,470
HLI Operating,
Sr. Notes, 10.5%, 2010	18,000		20,340
United Components,
Sr. Sub. Notes, 9.375%, 2013	48,000		49,200
			138,285
Building & Construction—.9%
Atrium Cos.,
Sr. Sub. Notes, Ser. B, 10.5%, 2009	110,000		115,775
Owens Corning,
Notes, 7.7%, 2008	250,000	[d]	113,750

6

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Building & Construction (continued)
WCI Communities,
Sr. Sub. Notes, 10.625%, 2011	67,000	[b]	74,538
			304,063
Chemicals—6.1%
HMP Equity:
Sr. Discount Notes, 0%, 2008	103,000	[a]	60,255
Units, 0%, 2008	32,000	[a,e]	24,800
Huntsman,
Gtd. Sr. Notes, 11.625%, 2010	50,000		55,500
Huntsman ICI Chemicals,
Sr. Sub. Notes, 10.125%, 2009	392,000	[b]	401,800
Nalco,
Sr. Sub. Notes, 8.875%, 2013	275,000	[a,b]	289,438
OM Group,
Sr. Sub. Notes, 9.25%, 2011	213,000		219,390
Resolution Performance Products:
Notes, 8%, 2009	49,000		51,082
Sr. Sub. Notes, 13.5%, 2010	483,000		452,812
Rhodia SA:
Sr. Notes, 7.625%, 2010	221,000	[a,b]	201,110
Sr. Notes, 10.25%, 2010	109,000	[a,b]	110,635
Rockwood Specialties,
Sr. Sub. Notes, 10.625%, 2011	96,000		102,720
			1,969,542
Commercial Services—.2%
Brickman,
Sr. Sub. Notes, Ser. B, 11.75%, 2009	62,000		71,610
Consumer Products—.9%
Ames True Temper,
Sr. Sub. Notes, 10%, 2012	85,000	[a]	85,638
Amscan,
Sr. Sub. Notes, 8.75%, 2014	54,000	[a]	53,325
Playtex Products,
Sr. Sub. Notes, 9.375%, 2011	160,000	[b]	156,400
			295,363
Diversified Financial Service—1.9%
BCP Caylux Holdings Luxembourg SCA,
Sr. Sub. Notes, 9.625%, 2014	200,000	[a,b]	208,250

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Diversified Financial Service (continued)
Finova,
Notes, 7.5%, 2009	242,874	[b]	134,188
Stena,
Sr. Notes, 7.5%, 2013	66,000		65,588
Trump Casino Holdings/Funding,
First Priority Mortgage Notes, 12.625%, 2010	215,000		221,450
			629,476
Electric Utilities—6.8%
Allegheny Energy Statutory Trust 2001:
Secured Notes, 10.25%, 2007	215,830	[a]	233,636
Secured Notes, 10.25%, 2007	11,169	[a]	11,448
Allegheny Energy Supply:
Bonds, 8.25%, 2012	418,000	[a,b]	415,388
Notes, 7.8%, 2011	56,000	[b]	55,020
CMS Energy,
Sr. Notes, 9.875%, 2007	159,000		172,117
Calpine:
Secured Notes, 8.5%, 2010	877,000	[a]	730,102
Secured Notes, 9.875%, 2011	66,000	[a]	56,430
Calpine Generating:
Secured Notes, 7.35%, 2010	65,000	[a,b,c]	62,400
Secured Notes, 10.25%, 2011	17,000	[a,b,c]	15,470
Nevada Power,
Mortgage Notes, 6.5%, 2012	32,000	[a]	30,560
Reliant Energy,
Sr. Secured, Notes, 9.25%, 2010	270,000	[b]	289,575
Sierra Pacific Resources,
Sr. Notes, 8.625%, 2014	129,000	[a]	126,420
			2,198,566
Electrical & Electronics—1.3%
Dresser,
Sr. Sub. Notes, 9.375%, 2011	137,000		147,275
Fisher Scientific International,
Sr. Sub. Notes, 8%, 2013	162,000		174,150
Imax,
Sr. Notes, 9.625%, 2010	66,000	[a,b]	62,205
Rayovac,
Sr. Sub. Notes, 8.5%, 2013	32,000		33,760
			417,390

8

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Entertainment—1.2%
Argosy Gaming,
Sr. Sub. Notes, 9%, 2011	110,000		122,100
Bally Total Fitness,
Sr. Notes, 10.5%, 2011	178,000	[b]	168,210
K2,
Sr. Notes, 7.375%, 2014	44,000	[a]	44,990
Six Flags,
Sr. Notes, 9.625%, 2014	63,000	[a]	63,000
			398,300
Environmental Control—2.4%
Allied Waste:
Gtd. Sr. Notes, Ser. B, 7.625%, 2006	370,000		389,888
Secured Notes, 6.375%, 2011	47,000	[a]	46,295
Sr. Notes, 7.875%, 2013	126,000	[b]	132,300
Capital Environmental Resource,
Sr. Sub. Notes, 9.5%, 2014	64,000	[a]	65,920
Geo Sub,
Sr. Notes, 11%, 2012	56,000	[a]	56,910
Synagro Technologies,
Sr. Sub. Notes, 9.5%, 2009	61,000		64,050
			755,363
Food & Beverages—1.3%
Agrilink Foods,
Sr. Sub. Notes, 11.875%, 2008	16,000		17,000
Del Monte,
Sr. Sub. Notes, 8.625%, 2012	62,000		67,115
Dole Food:
Deb., 8.75%, 2013	46,000	[b]	48,300
Sr. Notes, 8.625%, 2009	64,000		67,360
Sr. Notes, 8.875%, 2011	91,000	[b]	96,688
Land O’Lakes,
Sr. Notes, 8.75%, 2011	74,000	[b]	68,450
National Beef Packing,
Sr. Notes, 10.5%, 2011	63,000		67,095
			432,008
Foreign Governmental—1.5%
Republic of Argentina,
Gtd. Bonds, Ser. L-GP, 6%, 2023	35,000	[d]	17,905

The Portfolio 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Foreign Governmental (continued)
Republic of Costa Rica:
Bonds, 6.548%, 2014	79,000		68,008
Notes, 6.914%, 2008	68,000		66,847
Republic of Panama,
Bonds, 9.625%, 2011	82,000		91,225
Republic of Peru,
Bonds, 8.375%, 2016	92,000		86,020
Russian Federation,
Sr. Bonds, 5%, 2030	161,000	[c]	147,315
			477,320
Gaming & Lodging—5.7%
Coast Hotels & Casinos,
Sr. Sub. Notes, 9.5%, 2009	93,000		98,115
Inn of the Mountain Gods Resort & Casino,
Sr. Notes, 12%, 2010	129,000	[a,b]	143,835
Kerzner International,
Notes, 8.875%, 2011	207,000		222,007
MGM Mirage:
Notes, 8.5%, 2010	129,000		139,965
Sr. Collateralized Notes, 6.95%, 2005	18,000		18,450
Mandalay Resort,
Sr. Notes, 6.5%, 2009	127,000	[b]	129,699
Mohegan Tribal Gaming Authority:
Sr. Sub. Notes, 6.375%, 2009	127,000		127,952
Sr. Sub. Notes, 8.375%, 2011	63,000		68,355
Park Place Entertainment:
Sr. Sub. Notes, 7.875%, 2005	152,000		160,170
Sr. Sub. Notes, 7.875%, 2010	79,000		83,740
Sr. Sub. Notes, 8.875%, 2008	264,000		287,100
Resorts International Hotel and Casino,
First Mortgage, 11.5%, 2009	194,000	[b]	220,190
Turning Stone Casino Entertainment,
Sr. Notes, 9.125%, 2010	43,000	[a]	45,150
Wynn Las Vegas,
Second Mortgage, 12%, 2010	66,000	[b]	79,365
			1,824,093
Health Care—4.9%
Beverly Enterprises,
Sr. Sub. Notes, 7.875%, 2014	57,001	[a]	56,359

10

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Health Care (continued)
Extendicare Health Services,
Sr. Notes, 9.5%, 2010	40,000		44,600
Hanger Orthopedic,
Sr. Notes, 10.375%, 2009	215,000	[b]	220,912
Healthsouth:
Sr. Notes, 6.875%, 2005	66,000	[b]	66,412
Sr. Notes, 7%, 2008	196,000	[b]	191,590
Mariner Health Care,
Sr. Sub. Notes, 8.25%, 2013	78,000	[a]	82,290
Province Healthcare,
Sr. Sub. Notes, 7.5%, 2013	304,000	[b]	294,880
Tenet HealthCare:
Notes, 7.375%, 2013	287,000	[b]	261,170
Sr. Notes, 9.875%, 2014	143,000	[a]	146,218
Triad Hospitals,
Sr. Sub. Notes, 7%, 2013	201,000	[b]	191,955
			1,556,386
Machinery—.9%
Case New Holland:
Sr. Notes, 6%, 2009	56,000	[a]	52,360
Sr. Notes, 9.25%, 2011	159,000	[a]	167,745
Hawk,
Sr. Notes, 12%, 2006	51,622	[b]	53,042
			273,147
Manufacturing—2.0%
Hexcel,
Sr. Sub. Notes, 9.75%, 2009	237,000		249,739
JB Poindexter & Co.,
Sr. Notes, 8.75%, 2014	152,000	[a]	155,040
Key Components/Finance,
Sr. Notes, 10.5%, 2008	79,000		80,185
MAAX,
Sr. Sub. Notes, 9.75%, 2012	29,000	[a]	30,015
Polypore,
Sr. Sub. Notes, 8.75%, 2012	68,000	[a]	71,230
Tyco International,
Gtd. Notes, 5.8%, 2006	50,000		52,171
			638,380

The Portfolio 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Media—8.9%
Adelphia Communications,
Sr. Notes, Ser. B, 7.75%, 2009	103,000	[d]	99,653
CSC Holdings:
Sr. Notes, 6.75%, 2012	225,000	[a]	217,125
Sr. Notes, 7.875%, 2007	123,000		128,535
Charter Communications Holdings/ Capital:
Sr. Discount Notes, 0/11.75%, 2011	172,000	[f]	112,230
Sr. Notes, 8.75%, 2013	249,000	[a,b]	239,662
Sr. Notes, 10.25%, 2010	262,000	[a,b]	265,275
Sr. Notes, 10.75%, 2009	326,000		275,470
Dex Media East Finance,
Gtd. Notes, 12.125%, 2012	207,000	[b]	242,707
Dex Media West Finance,
Sr. Sub. Notes, Ser. B, 9.875%, 2013	100,000		110,250
Granite Broadcasting,
Secured Notes, 9.75%, 2010	131,000	[a]	122,485
Gray Television,
Sr. Sub. Notes, 9.25%, 2011	30,000	[b]	33,037
Kabel Deutschland,
Sr. Notes, 10.625%, 2014	87,000	[a]	89,827
LBI Media,
Sr. Discount Notes, 0/11%, 2013	97,000	[f]	68,991
Lodgenet Entertainment,
Sr. Sub. Deb., 9.5%, 2013	28,000	[b]	30,730
Nexstar Finance:
Sr. Discount Notes, 0/11.375%, 2013	148,000	[f]	106,560
Sr. Sub. Notes, 7%, 2014	215,000		204,250
Pegasus Communications,
Sr. Sub. Notes, Ser. B, 12.5%, 2007	467,000	[d]	228,830
Spanish Broadcasting System,
Sr. Sub. Notes, 9.625%, 2009	259,000		274,540
			2,850,157
Mining & Metals—2.5%
AK Steel:
Sr. Notes, 7.75%, 2012	257,000	[b]	233,228
Sr. Notes, 7.875%, 2009	152,000	[b]	142,880
Consol Energy,
Notes, 7.875%, 2012	223,000	[b]	231,362
Ispat Inland ULC,
Sr, Secured Notes, 9.75%, 2014	198,000	[a]	204,930
			812,400

12

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Oil & Gas—5.0%
Coastal:
Notes, 7.625%, 2008	164,000		152,520
Notes, 7.75%, 2010	86,000	[b]	78,045
Sr. Deb., 6.5%, 2008	57,000		51,585
El Paso Production,
Sr. Notes, 7.75%, 2013	109,000	[b]	100,553
Hanover Compressor:
Sr. Notes, 8.625%, 2010	66,000	[b]	68,640
Sr. Notes, 9%, 2014	84,000		87,570
Hanover Equipment Trust:
Sr. Secured Notes, Ser A., 8.5%, 2008	257,000		273,062
Sr. Secured Notes, Ser. B, 8.75%, 2011	11,000	[b]	11,825
McMoRan Exploration,
Sr. Notes, 6%, 2008	316,000	[a]	430,550
Pride International,
Sr. Notes, 7.375%, 2014	43,000	[a]	43,645
Range Resources,
Sr. Sub. Notes, 7.375%, 2013	71,000	[a]	71,000
Wiser Oil,
Sr. Sub Notes, 9.5%, 2007	234,000		238,095
			1,607,090
Packaging & Containers—2.5%
Graham Packaging,
Sr. Notes, Ser. B, 8.75%, 2008	109,000		110,090
Owens-Brockway:
Sr. Notes, 8.25%, 2013	30,000		31,125
Sr. Secured Notes, 7.75%, 2011	60,000	[b]	62,700
Sr. Secured Notes, 8.875%, 2009	50,000		54,250
Pliant:
Sr. Secured Discount Notes,
0/11.125%, 2009	97,000	[b]	82,208
Sr. Secured Notes, 11.125%, 2009	31,000	[b]	33,325
Sr. Sub. Notes, 13%, 2010	62,000	[b]	55,800
Stone Container:
Sr. Notes, 8.375%, 2012	75,000		78,750
Sr. Notes, 9.75%, 2011	180,000		198,900
Tekni-Plex:
Sr. Secured Notes, 8.75%, 2013	55,000	[a]	52,800
Sr. Sub. Notes, Ser. B, 12.75%, 2010	33,000		31,845
			791,793

The Portfolio 13

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Paper & Forest Products—2.7%
Appleton Papers,
Sr. Sub. Notes, 9.75%, 2014	85,000	[a]	85,638
Buckeye Technologies,
Sr. Notes, 8.5%, 2013	80,000		81,200
Georgia-Pacific:
Sr. Notes, 7.375%, 2008	123,000		131,610
Sr. Notes, 8.875%, 2010	485,000		551,687
			850,135
Pipelines—3.4%
ANR Pipeline,
Notes, 8.875%, 2010	150,000		164,625
Dynegy:
Secured Notes, 9.875%, 2010	153,000	[a,b]	165,240
Secured Notes, 10.125%, 2013	316,000	[a,b]	343,650
Pacific Energy Finance,
Sr. Notes, 7.125%, 2014	71,000	[a]	72,420
Southern Natural Gas,
Notes, 8.875%, 2010	123,000		134,993
Utilicorp Canada Finance,
Gtd. Sr. Notes, 7.75%, 2011	57,000	[b]	52,440
Williams Cos,
Sr. Notes, 8.625%, 2010	131,000	[b]	144,755
			1,078,123
Retail—1.1%
Dillards,
Notes, 6.875%, 2005	6,000		6,225
JC Penney,
Sr. Notes, 8%, 2010	92,000		103,270
Remington Arms,
Sr. Notes, 10.5%, 2011	23,000		22,425
Rite Aid:
Sr. Secured Notes, 8.125%, 2010	70,000		74,025
Sr. Secured Notes, 12.5%, 2006	64,000	[b]	72,800
VICORP Restaurants,
Sr. Notes, 10.5%, 2011	64,000	[a]	64,000
			342,745

14

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Structured Index—12.8%
AB Svensk Exportkredit,
GSNE-ER Indexed Notes, 0%, 2007	380,000	[a,g]	364,610
DJ TRAC-X NA:
Credit Linked Trust Ctfs., 6.05%, 2009	3,814,000	[a,b,h]	3,723,418
Credit Linked Trust Ctfs., 8%, 2009	8,000	[a,b,h]	7,775
			4,095,803
Technology—.3%
AMI Semiconductor,
Sr. Sub. Notes, 10.75%, 2013	81,000		94,973
Telecommunications—9.3%
ACC Escrow,
Sr. Notes, Ser. B, 10%, 2011	95,000		82,413
American Tower:
Sr. Notes, 7.5%, 2012	76,000	[a,b]	73,910
Sr. Notes, 9.375%, 2009	291,000	[b]	312,097
Gtd. Sr. Notes, 7.25%, 2011	66,000		66,495
American Tower Escrow,
Discount Notes, 0%, 2008	30,000	[e]	22,050
Crown Castle International:
Sr. Notes, 7.5%, 2013	100,000		100,000
Sr. Notes, 9.375%, 2011	150,000		165,750
Sr. Notes, Ser. B, 7.5%, 2013	99,000		99,000
Dobson Communications,
Sr. Notes, 8.875%, 2013	56,000	[b]	42,840
Fairpoint Communications,
Sr. Notes, 11.875%, 2010	30,000		34,425
Horizon PCS,
Sr. Notes, 13.75%, 2011	150,000	[d]	71,250
Innova S de RL,
Notes, 9.375%, 2013	128,000		134,720
MJD Communications,
Floating Rate Notes, Ser. B, 5.5575%, 2008	500,000	[c]	475,000
Nextel Partners,
Sr. Notes, 12.5%, 2009	77,000	[b]	90,090
Pegasus Satellite Communications,
Sr. Notes, 11.25%, 2010	71,000	[a,b,d]	35,855

The Portfolio 15

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

			Principal
Bonds and Notes (continued)			Amount ($)		Value ($)

Telecommunications (continued)
Qwest:
Bank Note, Ser. A, 6.5%, 2007			187,000	[c]	194,480
Bank Note, Ser. B, 6.95%, 2010			50,000	[c]	49,375
Qwest Services,
Sr. Secured Notes, 13%, 2007			227,000	[a,b]	259,915
SBA Telecommunications,
Sr. Discount Notes, 0/9.75%, 2011			395,000	[f]	294,275
Spectrasite,
Sr. Notes, 8.25%, 2010			93,000	[b]	96,255
US Unwired,
Secured Notes, 10%, 2012			57,000	[a]	57,855
Western Wireless,
Sr. Notes, 9.25%, 2013			201,000	[b]	208,035
					2,966,085
Textiles & Apparel—.1%
Dan River,
Sr. Notes, 12.75%, 2009			135,000	[a,b,d]	38,475
Transportation—1.1%
Atlantic Express Transportation,
Units, 12%, 2008			32,000	[a]	31,840
CHC Helicopter,
Sr. Sub. Notes, 7.375%, 2014			96,000	[a]	94,800
TFM, S.A. de C.V.,
Sr. Notes, 10.25%, 2007			214,000		212,930
					339,570
U.S. Government Securities—.2%
United States Treasury Notes,
4.75%, 5/15/2014			72,000		72,773
Total Bonds and Notes
(cost $	28,786,699)				28,940,797

Preferred Stocks—2.6%			Shares		Value ($)

Commercial Services—.7%
Kaiser Group Holdings,
Cum., $	3.85		4,391		241,505
Diversified Financial Service—.1%
Williams Holdings Of Delaware,
Cum. Conv., $		2.75	460	[a,b]	32,487

16

Preferred Stocks (continued)			Shares	Value ($)

Media—1.8%
Paxson Communications,
Cum. Conv., $	975		52 [a]	366,839
Spanish Broadcasting System (Units)
Cum. Conv., Ser. B, $		107.5	191	195,957
				562,796
Total Preferred Stocks
(cost $	756,338)			836,788

Common Stocks—3.6%

Oil & Gas—.0%
Link Energy (Units)			35,228 [i]	3,171
Telecommunications—.4%
AboveNet			3,991 [i]	115,739
Neon Communications			10,724 [i,j]	24,129
				139,868
Textiles & Apparel—3.2%
HCI Direct, Cl. A			60,714 [i,j]	1,007,852
Total Common Stocks
(cost $	1,285,610)			1,150,891

Other—.0%

Telecommunications—.0%
AboveNet (warrants)			647 [i]	4,423
Kaiser Group Holdings (rights)			17,554 [i,j]	0
Loral Cyberstar (warrants)			20,940 [i]	209
Neon Communications (warrants)			10,724 [i,j]	0
(cost $	21,525)			4,632

Options—.0%			Contracts	Value ($)

Put Options;
U.S. Treasury Note, 2.5%, 5/31/2006,
September 2004 @ $		99.39
(cost $	2,025)		320,000	1,100

The Portfolio 17

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Other Investments—1.3%			Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			139,334	[k]	139,334
Dreyfus Institutional Cash Advantage Plus Fund			139,333	[k]	139,333
Dreyfus Institutional Preferred Plus Money Market Fund			139,333	[k]	139,333
Total Other Investments
(cost $	418,000)				418,000

			Principal
Short-Term Investments—.0%			Amount ($)		Value ($)

U.S. Treasury Bills;
1.05%, 7/22/2004
(cost $	4,997)		5,000		4,997

Investment of Cash Collateral
for Securities Loaned—40.9%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $	13,093,341)		13,093,341	[k]	13,093,341

Total Investment (cost $		44,368,535)	138.7%		44,450,546
Liabilities, Less Cash and Receivables			(38.7%)		(12,408,182)
Net Assets			100.0%		32,042,364
a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2004, these securities amounted to $11,731,820 or 35.5% of net assets.

b	All or a portion of these securities are on loan.At June 30, 2004, the total market value of the fund’s securities on loan is $12,595,635 and the total market value of the collateral held by the fund is $13,093,341.

c	Variable rate security—interest rate subject to periodic change.
d	Non-income producing—security in default.
e	Units represent bonds with warrants attached to purchase common stock.
f	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity date.
g	Security linked to Goldman Sachs Non-Energy-Excess Return Index.
h	Security linked to a portfolio of debt securities.
i	Non-income producing security.
j	The value of these securities has been determined in good faith under the direction of the Board of Trustees.
k	Investments in affiliated money market mutual funds.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $12,595,635)—Note 1(c):
Unaffiliated issuers	30,857,194	30,939,205
Affiliated issuers	13,511,341	13,511,341
Cash		424,758
Dividends and interest receivable		568,899
Receivable for investment securities sold		120,473
Receivable for shares of Beneficial Interest subscribed		34,087
Prepaid expenses		1,818
		45,600,581

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		20,001
Liability for securities on loan—Note 1(c)		13,093,341
Payable for investment securities sold		423,491
Payable for shares of Beneficial Interest redeemed		394
Accrued expenses		20,990
		13,558,217

Net Assets ( $)		32,042,364

Composition of Net Assets ($):
Paid-in capital		67,104,889
Accumulated distributions in excess of investment income—net		(29,599)
Accumulated net realized gain (loss) on investments		(35,114,937)
Accumulated net unrealized appreciation
(depreciation) on investments		82,011

Net Assets ( $)		32,042,364

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	23,592,836	8,449,528
Shares Outstanding	3,626,365	1,298,580

Net Asset Value Per Share ($)	6.51	6.51

See notes to financial statements.

The Portfolio 19

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ($):
Income:
Interest	1,258,856
Dividends:
Unaffiliated issuers	43,794
Affiliated issuers	6,685
Income from securities lending	10,501
Total Income	1,319,836
Expenses:
Investment advisory fee—Note 3(a)	108,660
Auditing fees	13,415
Distribution fees—Note 3(b)	11,194
Prospectus and shareholders’ reports	3,545
Custodian fees—Note 3(b)	2,061
Trustees’ fees and expenses—Note 3(c)	1,237
Shareholder servicing costs—Note 3(b)	1,210
Legal fees	581
Miscellaneous	11,258
Total Expenses	153,161
Less—waiver of fees due to undertaking—Note 3(a)	(8,918)
Net Expenses	144,243
Investment Income—Net	1,175,593

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	588,144
Net realized gain (loss) on financial futures	(85)
Net realized gain (loss) on swap transactions	(8,306)
Net realized gain (loss) on forward currency exchange contracts	(970)
Net Realized Gain (Loss)	578,783
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(1,345,968)
Net Realized and Unrealized Gain (Loss) on Investments	(767,185)
Net Increase in Net Assets Resulting from Operations	408,408

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	1,175,593	2,557,027
Net realized gain (loss) on investments	578,783	(2,697,357)
Net unrealized appreciation
(depreciation) on investments	(1,345,968)	7,845,066
Net Increase (Decrease) in Net Assets
Resulting from Operations	408,408	7,704,736

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(915,453)	(2,139,506)
Service shares	(326,630)	(701,661)
Total Dividends	(1,242,083)	(2,841,167)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	753,604	4,811,283
Service shares	1,438,124	4,390,971
Dividends reinvested:
Initial shares	915,453	2,139,506
Service shares	326,630	701,661
Cost of shares redeemed:
Initial shares	(3,037,581)	(5,156,119)
Service shares	(2,152,432)	(2,084,080)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,756,202)	4,803,222
Total Increase (Decrease) in Net Assets	(2,589,877)	9,666,791

Net Assets ($):
Beginning of Period	34,632,241	24,965,450
End of Period	32,042,364	34,632,241
Undistributed (distributions
in excess of) investment income—net	(29,599)	36,891

The Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	113,095	755,152
Shares issued for dividends reinvested	138,766	337,566
Shares redeemed	(454,244)	(820,300)
Net Increase (Decrease) in Shares Outstanding	(202,383)	272,418

Service Shares
Shares sold	213,878	701,874
Shares issued for dividends reinvested	49,490	110,402
Shares redeemed	(322,240)	(330,770)
Net Increase (Decrease) in Shares Outstanding	(58,872)	481,506

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001[a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	6.68	5.63	7.33	8.47	10.44	11.80
Investment Operations:
Investment income—net	.23[b]	.53[b]	.69[b]	.84[b]	1.15	1.21
Net realized and unrealized
gain (loss) on investments	(.14)	1.12	(1.64)	(1.07)	(1.95)	(1.38)
Total from Investment Operations	.09	1.65	(.95)	(.23)	(.80)	(.17)
Distributions:
Dividends from investment
income—net	(.26)	(.60)	(.75)	(.91)	(1.17)	(1.19)
Net asset value, end of period	6.51	6.68	5.63	7.33	8.47	10.44

Total Return (%)	1.26[c]	30.00	(13.01)	(2.90)	(8.27)	(1.54)

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.85[d]	.90	.90	.90	.76	.73
Ratio of interest expense
to average net assets	—	.00[e]	.02	.01	.23	.11
Ratio of net investment income
to average net assets	7.05[d]	8.43	10.69	10.37	11.10	10.53
Decrease reflected in above
expense ratios due
to undertaking by
The Dreyfus Corporation	—	.06	.02	—	—	—
Portfolio Turnover Rate	42.91[c]	258.88	436.35	198.14	15.29	52.08

Net Assets, end of period
($ x 1,000)	23,593	25,571	20,033	30,146	39,529	66,357

a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.05, increase net realized and unrealized gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 11.07% to 10.37%. Per share data and ratios/supplemental ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.	d	Annualized.	e	Amount represents less than .01%.

See notes to financial statements.

The Portfolio 23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003	2002	2001[a]	2000[b]

Per Share Data ($):
Net asset value, beginning of period	6.68	5.63	7.33	8.46	8.46
Investment Operations:
Investment income—net	.23[c]	.53[c]	.68[c]	.79[c]	—
Net realized and unrealized
gain (loss) on investments	(.15)	1.12	(1.63)	(1.02)	—
Total from Investment Operations	.08	1.65	(.95)	(.23)	—
Distributions:
Dividends from investment income—net	(.25)	(.60)	(.75)	(.90)	—
Net asset value, end of period	6.51	6.68	5.63	7.33	8.46

Total Return (%)	1.17[d]	30.28	(13.12)	(2.95)	—

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.90[e]	.90	.90	.90	—
Ratio of interest expense
to average net assets	—	.00[f]	.02	.01	—
Ratio of net investment income
to average net assets	7.00[e]	8.34	10.73	10.35	—
Decrease reflected in above
expense ratios due to undertakings
by The Dreyfus Corporation	.20[e]	.32	.33	.24	—
Portfolio Turnover Rate	42.91[d]	258.88	436.35	198.14	15.29

Net Assets, end of period ($ x 1,000)	8,450	9,062	4,933	2,797	1

a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.05, increase net realized and unrealized gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 11.04% to 10.35%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b	The portfolio commenced offering Service shares on December 31, 2000.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940 as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Limited Term High Yield Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown.The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, financial futures, options, swap transactions and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which the securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the portfolio’s Statement of Investments.The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain,if any,are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $35,618,035 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $454,463 of the carryover expires in fiscal 2006, $5,316,701 expires in fiscal 2007, $4,480,534 expires in fiscal 2008, $10,613,045 expires in fiscal 2009, $10,693,853 expires in fiscal 2010 and $4,059,439 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $2,841,167. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2004 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings exceed .90 of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2004, the Manager waived receipt of fees of $8,918, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $11,194 pursuant to the Plan.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $22 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $2,061 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $17,224, Rule 12b-1 distribution plan fees $1,790, custodian fees $1,514 and transfer agency per account fees $5, which are offset against an expense reimbursement currently in effect in the amount of $532.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2004, amounted to $13,619,173 and $14,284,350, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the under-

lying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2004, there were no financial futures contracts outstanding.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.At June 30, 2004, there were no forward currency exchange contracts outstanding.

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in net realized gain (loss) on swap transactions in the Statement of Operations. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. At June 30, 2004, there were no credit default swaps outstanding.

Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.At June 30, 2004, there were no written call options outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At June 30, 2004, there were no written put options outstanding.

At June 30, 2004, accumulated net unrealized appreciation on investments was $82,011 consisting of $1,653,569 gross unrealized appreciation and $1,571,558 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Portfolio 33

For More Information
Dreyfus Variable
Investment Fund,
Limited Term
High Yield Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0156SA0604

Dreyfus Variable
Investment Fund,
Money Market
Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Money Market Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Bernard W. Kiernan, Jr.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004.When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, the money markets began to anticipate higher interest rates, and yields began to rise from historical lows. Indeed, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

During the six-month period ended June 30, 2004, the portfolio produced an annualized yield of 0.55%.Taking into account the effects of compounding, the portfolio also provided an annualized effective yield of 0.55% for the same period.1

What is the portfolio’s investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the portfolio invests in a diversified selection of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio’s performance?

When 2004 began, the U.S. economy already was exhibiting signs of renewed strength. Even before it was revealed that U.S. gross domestic product had expanded at a 4.1% annualized rate during the fourth quarter of 2003, concerns arose that rising inflation and a ballooning federal budget deficit might lead to higher interest rates. Despite these concerns and their adverse impact on prices of longer-term fixed-income securities, money-market yields remained anchored by the 1% federal funds rate.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

Although it noted at its meeting in January that U.S. economic output was expanding briskly, the Federal Reserve Board (the “Fed”) held the overnight federal funds rate steady, and it reiterated its commitment to keeping borrowing rates low. Meanwhile, new data further confirmed that an economic recovery was well underway. However, the number of new jobs created by the recovering economy continued to disappoint.

The consumer price index in February indicated that the core rate of inflation rose only 0.1%, reinforcing the perception that the Fed still had a great deal of flexibility in the conduct of monetary policy. It was later revealed that U.S. economic growth rose only modestly, expanding at a 4.4% annualized rate during the first quarter of 2004.

In early April, however, the U.S. Department of Labor announced that the domestic economy had added 308,000 jobs in March. As the month progressed, higher energy and commodity prices appeared, fueling concerns that long-dormant inflationary pressures might have begun to resurface.As a result, the money-market yield curve began to steepen as yields rose at the longer end of the maturity spectrum.

At its May meeting, the Fed again left interest rates unchanged. However, unlike previous pronouncements, the Fed no longer indicated that it could be “patient”before raising rates,stating instead that future rate hikes were likely to be “measured.” Soon after the Fed meeting, non-farm payroll data showing a second consecutive month of gains triggered a significant change in investor expectations, which shifted from the belief that interest rates were unlikely to rise in 2004 to anticipation that the Fed might begin to tighten monetary policy as early as June.

As was widely expected, the Fed raised the federal funds rate by 25 basis points on June 30, the last day of the reporting period. Because most investors had anticipated that the Fed would tighten monetary policy by at least that amount, the money markets already reflected the impact of the Fed’s move.

4

In its June 30 statement, the Fed noted that “policy accommodation can be removed at a pace that is likely to be measured” but that it was prepared to “respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” Consequently, most analysts believe that the June 30 rate hike was the first in a series of increases designed to forestall inflationary pressures without derailing the economic recovery.

What is the portfolio’s current strategy?

In light of expectations of further moves toward higher short-term interest rates, we have adopted a more defensive posture, allowing the portfolio’s weighted average maturity to fall toward a range we consider closer to neutral. Accordingly, we generally have limited new investments to money-market instruments with maturities of three months or less.This strategy is designed to give us flexibility to take advantage of higher yields should they arise. Of course, we are prepared to alter our strategy as market conditions evolve.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Money Market Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency.Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

		Principal
Negotiable Bank Certificates of Deposit—17.7%		Amount ($)		Value ($)

Chase Manhattan Bank USA (Yankee)
1.10%, 11/8/2004		7,000,000	[a]	7,000,000
Credit Agricole Indosuez (Yankee)
1.07%, 4/26/2005		5,000,000	[a]	4,999,175
Fifth Third Bank
1.06%, 9/20/2004		5,000,000		5,000,168
Wells Fargo Bank
1.31%, 8/10/2004		5,000,000		5,000,055
Total Negotiable Bank Certificates of Deposit
(cost $	21,999,398)			21,999,398

Commercial Paper—21.0%

BNP Paribas Finance Inc.
1.47%, 7/1/2004		4,000,000		4,000,000
Deutsche Bank Financial LLC
1.45%, 7/1/2004		4,000,000		4,000,000
Greenwich Capital Holdings Inc.
1.35%, 8/26/2004		6,000,000		5,987,400
Prudential Funding LLC
1.40%, 7/1/2004		4,000,000		4,000,000
Rabobank USA Financial Corp.
1.43%, 7/1/2004		4,000,000		4,000,000
UBS Finance Delaware LLC
1.42%, 7/1/2004		4,000,000		4,000,000
Total Commercial Paper
(cost $	25,987,400)			25,987,400

Corporate Notes—23.4%

Lehman Brothers Holdings Inc.
1.25%, 5/16/2005		5,000,000	[a]	5,000,000
Merrill Lynch & Co. Inc.
1.05%, 1/31/2005		8,000,000	[a]	8,000,000
Paradigm Funding LLC
1.26%, 8/20/2004		8,000,000	[a,b]	8,000,000
Sigma Finance Inc.
1.07%, 1/31/2005		8,000,000	[a,b]	7,999,306
Total Corporate Notes
(cost $	28,999,306)			28,999,306

6

			Principal
Promissory Notes—4.0%			Amount ($)		Value ($)

Goldman Sachs Group Inc.
1.29%, 10/12/2004
(cost $	5,000,000)		5,000,000	[c]	5,000,000

U.S. Government Agencies—17.8%

Federal Home Loan Banks, Notes
1.41%, 3/11/2005			8,000,000		8,000,000
Federal National Mortgage Association, Notes
1.36%-1.58%, 2/14/2005—5/13/2005			14,000,000		14,000,000
Total U.S. Government Agencies
(cost $	22,000,000)				22,000,000

Time Deposits—21.0%

Fortis Bank (Grand Cayman)
1.44%, 7/1/2004			4,000,000		4,000,000
HSBC Bank USA (Grand Cayman)
1.31%, 7/1/2004			4,000,000		4,000,000
Manufacturers & Traders Trust (Grand Cayman)
1.44%, 7/1/2004			4,000,000		4,000,000
Marshall & Ilsley Bank (Grand Cayman)
1.38%, 7/1/2004			4,000,000		4,000,000
Societe Generale (Grand Cayman)
1.38%, 7/1/2004			4,000,000		4,000,000
SouthTrust Bank (Grand Cayman)
1.38%, 7/1/2004			4,000,000		4,000,000
State Street Bank & Trust Co. (Grand Cayman)
1.25%, 7/1/2004			2,000,000		2,000,000
Total Time Deposits
(cost $	26,000,000)				26,000,000

Total Investments (cost $		129,986,104)	104.9%		129,986,104
Liabilities, Less Cash and Receivables			(4.9%)		(6,111,094)
Net Assets			100.0%		123,875,010

a Variable interest rate—subject to periodic change.

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2004, these securities amounted to $16,000,000 or 12.9% of net assets.

c	This note was acquired for investment, and not with the intent to distribute or sell.This security is restricted to public resale.This security was acquired on 4/15/2004 at a cost of $5,000,000.At June 30, 2004, the aggregate value of this security was $5,000,000 or 4.0% of net assets and is valued at amortized cost.

See notes to financial statements.

The Portfolio 7

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	129,986,104	129,986,104
Cash		67,139
Interest receivable		189,077
Prepaid expenses		3,399
		130,245,719

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		53,383
Payable for investment securities purchased		5,000,055
Payable for shares of Beneficial Interest redeemed		1,269,579
Accrued expenses		47,692
		6,370,709

Net Assets ( $)		123,875,010

Composition of Net Assets ($):
Paid-in capital		123,897,774
Accumulated net realized gain (loss) on investments		(22,764)

Net Assets ( $)		123,875,010

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		123,897,774
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ($):
Interest Income	794,810
Expenses:
Investment advisory fee—Note 2(a)	353,635
Custodian fees	19,003
Professional fees	10,687
Prospectus and shareholders’ reports	8,602
Trustees’ fees and expenses—Note 2(b)	5,643
Shareholder servicing costs—Note 2(a)	3,115
Registration fees	2,488
Miscellaneous	2,138
Total Expenses	405,311
Investment Income—Net	389,499

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,438
Net Increase in Net Assets Resulting from Operations	390,937

See notes to financial statements.

The Portfolio 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	389,499	1,311,405
Net realized gain (loss) from investments	1,438	(16)
Net Increase (Decrease) in Net Assets
Resulting from Operations	390,937	1,311,389

Dividends to Shareholders from ($):
Investment income—net	(389,499)	(1,311,405)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	144,541,904	458,808,838
Dividends reinvested	389,499	1,311,405
Cost of shares redeemed	(173,616,896)	(503,778,316)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(28,685,493)	(43,658,073)
Total Increase (Decrease) in Net Assets	(28,684,055)	(43,658,089)

Net Assets ($):
Beginning of Period	152,559,065	196,217,154
End of Period	123,875,010	152,559,065

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.007	.015	.039	.058	.047
Distributions:
Dividends from investment
income—net	(.003)	(.007)	(.015)	(.039)	(.058)	(.047)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.27[a]	.70	1.46	3.97	5.98	4.78

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.57[a]	.57	.56	.58	.60	.58
Ratio of net investment
income to average net assets	.55[a]	.71	1.44	3.72	5.87	4.69

Net Assets, end of period
($ x 1,000)	123,875	152,559	196,217	190,449	124,375	102,727

a Annualized.

See notes to financial statements.

The Portfolio 11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.

It is the portfolio’s policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

12

The fund enters into contracts that contain a variety of indemnifications. The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investment securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the portfolio’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right

The Portfolio 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $24,270 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $1,106 of the carryover expires in fiscal 2006, $1,115 expires in fiscal 2007, $11,060 expires in fiscal 2008, $10,973 expires in fiscal 2010 and $16 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

14

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $142 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $53,339 and transfer agency per account fees $44.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at com-

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mon law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

16

For More Information
Dreyfus Variable Investment Fund,
Money Market Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

© 2004 Dreyfus Service Corporation 0117SA0604

Dreyfus Variable
Investment Fund,
Quality Bond Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Variable Investment Fund,
Quality Bond Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald E.Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, causing heightened volatility in most sectors of the U.S. bond market.When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, many fixed-income investors began to anticipate higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio’s Initial shares achieved a total return of –2.13%, and its Service shares achieved a total return of –2.30%.1 The portfolio produced aggregate income dividends of $0.178 per share and $0.168 per share for its Initial and Service shares, respectively. In comparison, the portfolio’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”), achieved a total return of 0.15% for the same period.2

In anticipation of stronger economic growth and higher interest rates from the Federal Reserve Board (the “Fed”), we adopted a generally defensive posture early in the reporting period.This positioning held back returns during the first quarter of 2004, when generally weak labor markets and low inflation continued to support bond prices. Although the portfolio’s relative performance improved later in the reporting period, it was not enough to fully offset earlier weakness.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return consisting of capital appreciation and current income.To achieve this objective, the portfolio invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations (“CMOs”) and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities.The portfolio may also invest up to 10% of its net assets in non-dollar-denominated foreign securities and up to 20% of its assets in the securities of foreign issues collectively.

Our investment approach emphasizes:

  Fundamental economic analysis. Our review of U.S. economic conditions helps us establish the portfolio’s average duration, which is a measure of sensitivity to interest-rate changes. If interest rates

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

appear to be rising, we will generally reduce the portfolio’s average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we will generally increase the portfolio’s average duration to lock in prevailing yields.

  Sector allocation. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.
  Security selection. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of their issuers.

What other factors influenced the portfolio’s performance?

Investment-grade corporate bonds continued to rally during the early part of the reporting period as business conditions improved for many issuers. U.S. government securities also performed well early in the reporting period, when investors responded positively to the Federal Reserve Board’s (the “Fed”) statements that it could be “patient” before moving toward a less accommodative monetary policy.

However, at the start of 2004, we became concerned that long-dormant inflationary pressures might begin to resurface. In addition, corporate bonds appeared overvalued to us. We began to adopt a more defensive posture, reducing the portfolio’s position in corporate bonds and increasing its holdings of securities that we believed would be relatively less sensitive to rising interest rates, including commercial mortgage-backed securities, asset-backed securities and Treasury Inflation Protected Securities.We also reduced the portfolio’s average effective duration and positioned the portfolio for narrower yield differences among U.S. government securities of various maturities.

In hindsight, these more defensive strategies may have been premature, because prices of corporate bonds and U.S. government securities generally continued to rally through the first quarter of 2004 in response to weak U.S. labor markets and low inflation. In addition, yield differences among bonds of various maturities widened. Because of its relatively defensive posture, the portfolio did not participate fully in the bond market’s strength early in the reporting period, causing its returns to lag the Index.

4

In the second half of the reporting period, our earlier concerns appeared to be justified when higher energy prices and a strengthening job market suggested that inflationary pressures had begun to rise. Indeed, in April, most investors began to anticipate higher interest rates from the Fed at its meeting in late June.Although the portfolio’s relatively conservative positioning helped protect it from the brunt of the market’s decline during the second quarter of 2004, it was not enough to offset earlier weakness.

What is the portfolio’s current strategy?

As expected, the Fed raised short-term interest rates by 25 basis points on June 30, 2004, in what many investors believe is the first in a series of rate hikes. We have continued to maintain a relatively defensive investment posture, including a shorter than average duration.As of the reporting period’s end, we maintained the portfolio’s slightly overweight positions in the market’s more credit-sensitive market sectors, including corporate bonds, asset-backed securities and commercial mortgages. Among corporate bonds, we have attempted to find individual securities that, in our judgment, represent relatively attractive values. In addition, we have maintained lighter than average positions in the more interest-rate-sensitive sectors, such as U.S.Treasury securities and U.S. government agency debentures.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

	Principal
Bonds and Notes—97.8%	Amount [a]	Value ($)

Aerospace & Defense—.4%
General Dynamics,
Sr. Notes, 4.5%, 2010	1,002,000	998,590
Agriculture—.2%
Altria,
Notes, 7%, 2013	335,000 [b]	341,719
Airlines—.5%
American Airlines,
Pass-Through Ctfs.:
Ser. 1999-1, 7.024%, 2009	413,000	408,610
Ser. AMBC, 3.857%, 2010	640,881	619,403
Continental Airlines,
Pass-Through Ctfs.,
Ser. 1998-1, Cl. A, 6.648%, 2017	106,468	99,437
USAir
Enhanced Equipment Notes, Ser. C, 8.93%, 2009	270,471 [c]	2,705
		1,130,155
Asset-Backed Ctfs./Credit Cards—.9%
MBNA Master Credit Card Note Trust,
Ser. 2002-C1, Cl. C1 6.8%, 2014	1,850,000	1,997,077
Asset-Backed Ctfs./Home Equity Loans—3.0%
Ameriquest Mortgage Securities:
Ser. 2003-IA1, Cl. A4, 4.965%, 2033	3,500,000	3,477,746
Ser. 2004-FR1, Cl. A5, 4.455%, 2034	500,000	480,547
Argent Securities,
Ser. 2004-W5, Cl. AF4, 4.01%, 2034	3,000,000	2,816,700
		6,774,993
Auto Manufacturing—.9%
Ford Motor,
Notes, 7.45%, 2031	1,137,000 [b]	1,086,861
General Motors,
Debs., 8.375%, 2033	930,000 [b]	987,174
		2,074,035
Banking—1.8%
Danske Bank,
Bonds, 5.914%, 2049	765,000 [d]	772,351
HBOS Capital Funding,
Gtd. Notes, 6.071%, 2049	2,590,000 [d]	2,605,167
Rabobank Capital Funding II,
Bonds, 5.26%, 2049	800,000 [d]	775,569
		4,153,087

6

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Commercial Mortgage Pass-Through Ctfs.—4.9%
Banc of America Commercial Mortgage,
Ser. 2004-2, Cl. A1, 2.764%, 2038	4,398,644	4,278,215
GS Mortgage Securities II:
Ser. 2001-LIBA, Cl. A2, 6.615%, 2016	1,948,000 [d]	2,098,669
Ser. 2003-C1, Cl. A1, 2.904%, 2040	3,142,513	3,080,451
Salomon Brothers Mortgage Securities VII,
Ser. 2002-KEY2, Cl. A1, 3.222%, 2036	1,616,573	1,615,204
		11,072,539
Diversified Financial Service—2.7%
American Express,
Notes, 4.875%, 2013	552,000	536,606
Boeing Capital,
Sr. Notes, 4.75%, 2008	738,000	752,381
Farmers Exchange Capital,
Trust Surplus Note Securities,
7.05%, 2028	535,000 [d]	514,916
Ford Motor Credit,
Notes, 1.66875%, 2007	285,000 [e]	278,183
General Electric Capital,
Sr. Notes, Ser. A, 4.25%, 2010	992,000	965,755
Goldman Sachs,
Bonds, 5.15%, 2014	844,000	812,007
Jefferies,
Sr. Notes, 5.5%, 2016	850,000	814,905
Morgan Stanley,
Sub. Notes, 4.75%, 2014	1,686,000	1,558,497
		6,233,250
Electric Utilities—1.5%
CenterPoint Energy Houston Electric,
Mortgage Notes, Ser. K2, 6.95%, 2033	614,000	658,962
Jersey Central Power & Light,
First Mortgage, 5.625%, 2016	389,000 [d]	383,787
Pacific Gas & Electric,
First Mortgage, 4.8%, 2014	762,000	723,394
Public Service Co. of Colorado,
First Collateral Trust Bonds,
Ser. 12, 4.875%, 2013	1,057,000	1,030,936
SCANA,
Sr. Notes, 1.7%, 2006	702,000 [e]	702,848
		3,499,927

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

		Principal
Bonds and Notes (continued)		Amount [a]	Value ($)

Food & Beverages—.1%
Pepsi Bottling,
Sr. Notes, Ser. B, 7%, 2029		255,000	285,271
Foreign Governmental—9.2%
Iceland Rikisbref,
Notes, 7.25%, 2013	ISK	181,115,000	2,452,930
Mexican Bonos,
Bonds, Ser. MI10, 8%, 2013	MXN	64,200,000	4,683,521
Republic of Costa Rica:
Bonds, 6.548%, 2014		550,000	473,470
Bonds, 9.995%, 2020		1,760,000	1,845,277
Notes, 6.914%, 2008		414,000	406,981
Republic of Panama,
Bonds, 9.625%, 2011		1,245,000	1,385,063
Republic of Peru:
Bonds, 8.375%, 2016		652,000	609,620
Bonds, 8.75%, 2033		1,305,000	1,152,315
Republic of Turkey,
Sr. Bonds, 11.875%, 2030		1,750,000	2,075,937
Russian Federation,
Sr. Bonds, 5%, 2030		1,492,000	1,365,180
United Mexican States,
Notes, Ser. A, 7.5%, 2033		4,662,000	4,524,471
			20,974,765
Gaming & Lodging—.3%
Resorts International Hotel and Casino,
First Mortgage, 11.5%, 2009		560,000 [d]	635,600
Health Care—1.4%
Abbott Laboratories,
Notes, 4.35%, 2014		1,587,000	1,490,404
Bristol-Myers Squibb,
Notes, 5.75%, 2011		749,000	781,602
HCA,
Notes, 7.125%, 2006		500,000	528,407
Manor Care,
Gtd. Notes, 6.25%, 2013		465,000	476,044
			3,276,457
Manufacturing—.4%
Tyco International,
Gtd. Notes, 5.8%, 2006		885,000	923,415

8

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Media—1.3%
AOL Time Warner,
Gtd. Notes, 6.875%, 2012	215,000	232,681
Comcast:
Gtd. Sr. Notes, 6.5%, 2015	1,115,000	1,157,842
Gtd. Notes, 8.375%, 2013	588,000	691,379
InterActive,
Notes, 7%, 2013	910,000	982,930
		3,064,832
Mining & Metals—.3%
Noranda,
Notes, 6%, 2015	675,000	603,872
Oil & Gas—.2%
Petro-Canada,
Notes, 4%, 2013	383,000	342,756
Property-casualty Insurance—.5%
Genworth Financial,
Notes, 6.5%, 2034	695,000	701,855
Pennsylvania Mutual Life Insurance,
Notes, 6.65%, 2034	420,000 [d]	419,182
		1,121,037
Real Estate—.1%
EOP Operating,
Sr. Notes, 7%, 2011	195,000	212,830
Residential Mortgage Pass—Through Ctfs.—.7%
Bank of America Mortgage Securities II,
Ser. 2003-8, Cl. 2B4, 4.75%, 2018	178,338 [d]	151,895
Bank of America Mortgage Securities III,
Ser. 2004-3, Cl. 3B4, 4.875%, 2019	130,498 [d]	111,983
GMAC Mortgage Corp Loan Trust,
Ser. 2004-J1, Cl. B1, 5.5%, 2034	801,178 [d]	661,222
Residential Asset Securitization Trust,
Ser. 2003-A12, Cl. B4, 5%, 2018	163,119 [d]	145,551
Wells Fargo Mortgage Backed Securities Trust II,
Ser. 2003-3, Cl. 2B4, 5.25%, 2033	473,484 [d]	449,440
		1,520,091
Retail—.5%
RadioShack,
Notes, 7.375%, 2011	1,100,000	1,242,827

The Portfolio 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Structured Index—4.5%
AB Svensk Exportkredit,
GSNE-ER Indexed Notes, 0%, 2007	4,550,000 [d,f]	4,365,725
HSBC Bank USA, Tranched Investment-Grade
Enhanced Return Securities (“TIGERS”):
Medium Term Notes, Ser. 2003-2, 4.04%, 2008	2,556,000 [d,e,g]	2,555,790
Medium Term Notes, Ser. 2003-3, 4.04%, 2008	3,450,000 [d,e,g]	3,387,555
		10,309,070
Telecommunications—.6%
British Telecommunications,
Notes, 8.375%, 2010	882,000	1,031,324
Sprint Capital,
Notes, 6%, 2007	265,000	277,677
		1,309,001
Transportation—.7%
MISC Capital,
Notes, 6.125%, 2014	1,712,000 [d]	1,707,937
U.S. Government—31.1%
U.S. Treasury Inflation Protection Securities:
3.375%, 4/15/2032	7,353,974 [h]	8,964,736
Principal Strips,
0%, 4/15/2029	2,500,000 [h]	1,570,877
U.S. Treasury Notes:
1.625%, 1/31/2005	10,000,000 [i]	9,997,270
2.25%, 7/31/2004	6,000,000	6,006,540
3.125%, 5/15/2007	5,200,000	5,201,612
4%, 6/15/2009	1,200,000	1,210,632
4.75%, 5/15/2014	37,702,000	38,106,919
		71,058,586
U.S. Government Agencies—1.7%
Federal Home Loan Banks,
Bonds, Ser. 432, 4.5%, 9/16/2013	875,000	839,152
Federal Home Loan Mortgage Corp.,
Notes, 7%, 3/15/2010	2,647,000	2,985,631
		3,824,783
U.S. Government Agencies/Mortgage Backed—27.4%
Federal Home Loan Mortgage Corp.,
REMIC Trust, Gtd. Pass-Through Ctfs.:
Ser. 2586, Cl. WE, 4%, 12/15/2032	2,323,461	2,275,688
Ser. 2693, Cl. MH, 4%, 9/15/2027	5,000,000	4,767,800

10

		Principal
Bonds and Notes (continued)		Amount	[a]	Value ($)

U.S. Government Agencies/Mortgage Backed (continued)
Federal Home Loan Mortgage Corp.,
REMIC Trust, Gtd. Pass-Through Ctfs. (continued):
(Interest Only Obligations):
Ser. 1916, Cl. Pl, 7%, 12/15/2011		365,976	[j]	30,087
Ser. 1999, Cl. PW, 7%, 8/15/2026		6,972	[j]	58
Ser. 2764, Cl. IT, 5%, 6/15/2027		7,390,400	[j]	1,727,359
Ser. 2770, Cl. YI, 5%, 6/15/2022		3,000,000	[j]	410,450
Federal National Mortgage Association:
6%, 1/1/2029-12/1/2032		1,870,618		1,914,601
6.88%, 2/1/2028		1,298,138		1,388,626
7%, 6/1/2029-9/1/2029		405,005		428,925
Government National Mortgage Association I:
5.5%, 4/15/2033-2/15/2034		14,388,890		14,404,712
6%		5,506,000	[k]	5,638,474
6%, 2/15/2029-3/15/2033		27,420,393		28,160,027
Project Loan,
8%, 9/15/2008		87,961		91,863
(Interest Only Obligations),
Ser. 2004-19, Cl. KI, 5%, 10/16/2027		2,248,901	[j]	281,284
Government National Mortgage Association II:
7%, 9/20/2028-7/20/2029		61,484		65,363
Ser. 2004-39, Cl. LC, 5.5%, 12/20/2009		1,000,000		1,027,813
				62,613,129
Total Bonds and Notes
(cost $	225,224,983)			223,301,631

Other Investments—18.8%		Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		14,330,334	[l]	14,330,334
Dreyfus Institutional Cash Advantage Plus Fund		14,330,333	[l]	14,330,333
Dreyfus Institutional Preferred Plus Money Market Fund		14,330,333	[l]	14,330,333
Total Other Investments
(cost $	42,991,000)			42,991,000

		Principal
Short-Term Investments—.1%		Amount	[a]	Value ($)

U.S. Treasury Bills;
.945%, 7/15/2004
(cost $	299,885)	300,000		299,862

The Portfolio 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Investment of Cash Collateral
for Securities Loaned—1.1%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $	2,541,720)		2,541,720 [l]	2,541,720

Total Investment (cost $		271,057,588)	117.8%	269,134,213
Liabilities, Less Cash and Receivables			(17.8%)	(40,751,384)
Net Assets			100.0%	228,382,829

a Principal amount stated in U.S Dollars unless otherwise noted.

ISK—Icelandic Krona
MXN—Mexican Pesos
b	All of these securities are on loan.At June 30, 2004, the total market value of the portfolio’s securities on loan is $2,415,755 and the total market value of the collateral held by the portfolio is $2,541,720.

c	Non-income producing-security in default.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2004, these securities amounted to $21,742,339 or 9.5% of net assets.

e	Variable rate security—interest rate subject to periodic change.
f	Security linked to Goldman Sachs Non-Energy—Excess Return Index.
g	Security linked to a portfolio of debt securities.
h	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
i	Partially held by a broker as collateral for open financial futures positions.
j	Notional face amount shown.
k	Purchased on a forward commitment basis.
l	Investments in affiliated money market mutual funds.

See notes to financial statements.

12

STATEMENT OF FINANCIAL FUTURES

June 30, 2004 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 6/30/2004 ($)

Financial Futures Long
U.S. Treasury 10 Year Notes	95	10,386,172	September 2004	52,531

See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $2,415,755)—Note 1(c):
Unaffiliated issuers	225,523,675	223,601,493
Affiliated issuers	45,532,720	45,532,720
Cash		10,127,658
Cash denominated in foreign currencies	548,619	544,703
Receivable for investment securities sold		15,696,376
Dividends and interest receivable		2,036,984
Receivable for futures variation margin—Note 4(a)		54,696
Receivable for shares of Beneficial Interest subscribed		36,382
Paydowns receivable		1,709
Prepaid expenses		13,139
		297,645,860

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		137,312
Payable for investment securities purchased		66,302,650
Liability for securities on loan—Note 1(c)		2,541,720
Payable for shares of Beneficial Interest redeemed		198,640
Urealized depreciation of forward
currency exchange contracts—Note 4		45,645
Unrealized depreciation on swaps—Note 4		2,172
Accrued expenses and other liabilities		34,892
		69,263,031

Net Assets ( $)		228,382,829

Composition of Net Assets ($):
Paid-in capital		235,942,254
Accumulated undistributed investment income—net		448,290
Accumulated net realized gain (loss) on investments		(6,084,363)
Accumulated net unrealized appreciation (depreciation) on investments
(including $52,531 net unrealized appreciation on financial futures)		(1,923,352)

Net Assets ( $)		228,382,829

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	172,850,085	55,532,744
Shares Outstanding	15,603,297	5,027,419

Net Asset Value Per Share ($)	11.08	11.05

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ($):
Income:
Interest	4,455,610
Cash dividends:
Unaffiliated issuers	12,045
Affiliated issuers	87,094
Income from securities lending	27,732
Total Income	4,582,481
Expenses:
Investment advisory fee—Note 3(a)	720,043
Distribution fees—Note 3(b)	72,737
Custodian fees—Note 3(b)	37,035
Prospectus and shareholders’ reports	20,304
Professional fees	13,494
Trustees’ fees and expenses—Note 3(c)	11,910
Shareholder servicing costs—Note 3(b)	6,417
Interest expense—Note 2	764
Miscellaneous	7,297
Total Expenses	890,001
Investment Income—Net	3,692,480

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,123,686
Net realized gain (loss) on options transactions	129,356
Net realized gain (loss) on financial futures	(4,765,569)
Net realized gain (loss) on swap transactions	(196,210)
Net realized gain (loss) on forward currency exchange contracts	(838,047)
Net Realized Gain (Loss)	(4,546,784)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions, options and swap transactions
(including $144,803 net unrealized appreciation on financial futures)	(3,936,115)
Net Realized and Unrealized Gain (Loss) on Investments	(8,482,899)
Net (Decrease) in Net Assets Resulting from Operations	(4,790,419)

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	3,692,480	7,249,176
Net realized gain (loss) on investments	(4,546,784)	9,093,402
Net unrealized appreciation
(depreciation) on investments	(3,936,115)	(4,140,291)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,790,419)	12,202,287

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(2,560,600)	(7,431,703)
Service shares	(865,936)	(2,243,270)
Net realized gain on investments:
Initial shares	—	(3,720,234)
Service shares	—	(1,287,319)
Total Dividends	(3,426,536)	(14,682,526)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	24,580,684	26,043,929
Service shares	3,092,846	10,025,145
Dividends reinvested:
Initial shares	2,560,600	11,151,937
Service shares	865,936	3,530,589
Cost of shares redeemed:
Initial shares	(21,835,549)	(56,391,243)
Service shares	(6,758,870)	(10,271,117)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,505,647	(15,910,760)
Total Increase (Decrease) in Net Assets	(5,711,308)	(18,390,999)

Net Assets ($):
Beginning of Period	234,094,137	252,485,136
End of Period	228,382,829	234,094,137
Undistributed investment income—net	448,290	182,346

16

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	2,214,332	2,213,000
Shares issued for dividends reinvested	226,104	956,206
Shares redeemed	(1,921,689)	(4,785,625)
Net Increase (Decrease) in Shares Outstanding	518,747	(1,616,419)

Service Shares
Shares sold	271,854	854,415
Shares issued for dividends reinvested	76,673	303,751
Shares redeemed	(598,258)	(869,193)
Net Increase (Decrease) in Shares Outstanding	(249,731)	288,973

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001[a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	11.50	11.65	11.37	11.39	10.89	11.50
Investment Operations:
Investment income—net	.19[b]	.35[b]	.54[b]	.65[b]	.68	.62
Net realized and unrealized
gain (loss) on investments	(.43)	.21	.32	.10	.50	(.61)
Total from Investment Operations	(.24)	.56	.86	.75	1.18	.01
Distributions:
Dividends from
investment income—net	(.18)	(.46)	(.58)	(.69)	(.68)	(.62)
Dividends from net realized
gain on investments	—	(.25)	—	(.08)	—	—
Total Distributions	(.18)	(.71)	(.58)	(.77)	(.68)	(.62)
Net asset value, end of period	11.08	11.50	11.65	11.37	11.39	10.89

Total Return (%)	(2.13)[c]	4.94	7.76	6.69	11.20	.18

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.74[d]	.74	.72	.75	.72	.74
Ratio of net investment income
to average net assets	3.38[d]	2.96	4.70	5.57	6.12	5.66
Portfolio Turnover Rate	399.99[c,e]	898.18[e]	877.87	1,105.61	917.75	521.51

Net Assets, end of period
($ x 1,000)	172,850	173,534	194,519	191,089	148,885	135,822

a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 5.91% to 5.57%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	The portfolio turnover rate excluding mortgage dollar roll transactions for the six months ended June 30, 2004 and the year ended December 31, 2003 were 363.27% and 755.08%, respectively.

See notes to financial statements.

18

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003	2002	2001[a]	2000[b]

Per Share Data ($):
Net asset value,
beginning of period	11.48	11.62	11.35	11.39	11.39
Investment Operations:
Investment income—net	.18[c]	.31[c]	.50[c]	.58[c]	—
Net realized and unrealized
gain (loss) on investments	(.44)	.24	.32	.14	—
Total from Investment Operations	(.26)	.55	.82	.72	—
Distributions:
Dividends from investment income—net	(.17)	(.44)	(.55)	(.68)	—
Dividends from net realized
gain on investments	—	(.25)	—	(.08)	—
Total Distributions	(.17)	(.69)	(.55)	(.76)	—
Net asset value, end of period	11.05	11.48	11.62	11.35	11.39

Total Return (%)	(2.30)[d]	4.78	7.47	6.37	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.98[e]	.99	.97	1.01	—
Ratio of net investment income
to average net assets	3.16[e]	2.66	4.39	5.24	—
Portfolio Turnover Rate	399.99[d,f]	898.18[f]	877.87	1,105.61	917.75

Net Assets, end of period ($ x 1,000)	55,533	60,561	57,966	23,431	1

a As required, effective January1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by $.03, increase net realized and unrealized gain (loss) on investments per share by $.03 and decrease the ratio of net investment income to average net assets from 5.57% to 5.24%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	The portfolio commenced offering Service shares on December 31, 2000.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rate excluding mortgage dollar roll transactions for the six months ended June 30, 2004 and the year ended December 31, 2003 were 363.27% and 755.08%, respectively.

See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective will be to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio’s securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio’s Statement of Investments.The portfolio will be entitled

22

to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On June 30, 2004, the Board of Trustees declared a cash dividend of .039 and .037 per share for the Initial Shares and Service Shares respectively, from undistributed investment income-net payable on July 1, 2004 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2004.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003, was as follows: ordinary income $14,365,945 and long-term capital gains $316,581.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended June 30, 2004, was approximately $109,900, with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $72,737 pursuant to the Plan.

24

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $163 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $37,035 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $112,566, Rule 12b-1 distribution fees $11,463, custodian fees $13,217 and transfer agency per account fees $66.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions, during the period ended June 30, 2004, amounted to $919,916,738 and $944,802,499, respectively, of which $84,461,013 in purchases and $84,668,464 in sales were from dollar roll transactions.

The portfolio may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the portfolio sells mortgage-backed securities to a financial institution and simulta-

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

neously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates.The following summarizes the portfolio’s call/put options written for the period ended June 30, 2004.

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
December 31, 2003	8,860,000	60,248
Contracts written	—	—
Contracts expired	8,860,000	60,248	—	60,248
Contracts outstanding
June 30, 2004	—	—

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the

26

change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2004, are set forth in the Statement of Financial Futures.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at June 30, 2004:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales
Euro
Expiring 8/3/2004	1,275,000	1,508,070	1,553,715	(45,645)

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in net realized gain (loss) on swap transactions in the Statement of Operations. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.The following summarizes credit default swaps entered into by the portfolio at June 30, 2004:

Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At June 30, 2004, accumulated net unrealized depreciation on investments was $1,923,375, consisting of $1,700,911 gross unrealized appreciation and $3,624,286 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Portfolio 29

For More Information
Dreyfus Variable
Investment Fund,
Quality Bond Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation

0120SA0604

Dreyfus Variable
Investment Fund,
Developing Leaders
Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Developing Leaders Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Developing Leaders Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Variable Investment Fund, Developing Leaders Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, Dreyfus Variable Investment Fund, Developing Leaders Portfolio produced total returns of 4.49% for its Initial shares and 4.37% for its Service shares.1 This compares with a total return of 6.76% for the portfolio’s benchmark, the Russell 2000 Index (the “Index”), during the same period.2

While most small-cap market sectors gained value during the reporting period, the market’s overall advance was limited by geopolitical concerns and uncertainties regarding the impact of potentially rising interest rates in a strengthening economy. These factors took a relatively heavy toll on commodity-oriented materials and processing companies, an area the portfolio emphasized. Primarily as a result of weaker than average performance among these holdings, the portfolio’s returns lagged the benchmark.

What is the portfolio’s investment approach?

The portfolio invests primarily in companies with market capitalizations of less than $2 billion at the time of purchase.Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings or revenue growth. We also consider factors that we believe are likely to affect a stock’s performance, such as changes in a company’s management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market’s various sectors and industries, supervising a team of sector managers, each of whom makes buy-and-sell recommendations within their respective areas of expertise.

What other factors influenced the portfolio’s performance?

Although its gains were broadly based, the portfolio achieved more robust performance among its health care holdings, where we focused

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

on health care facilities operators and service providers, many of which produced solid earnings supported by a stable insurance reimbursement environment and industry consolidation.Top performers in the health care area included pharmacy group NeighborCare, which is being acquired by Omnicare; patient care facilities operators Accredo Health, Genesis HealthCare and Renal Care Group; medical instrument developer Fisher Scientific International; and health care database systems provider IDX Systems. Financial stocks also contributed significantly to the portfolio’s returns. The portfolio emphasized regional banks such as BankAtlantic Bancorp and Texas Regional Bancshares, whose business profiles and product mixes positioned them to benefit from rising interest rates. Ventas, a Real Estate Investment Trust (REIT) investing in strategically located health care properties, further bolstered the portfolio’s financial sector returns.

Among other industry groups, the portfolio’s energy holdings, including Denbury Resources and Cabot Oil & Gas, generated relatively strong gains as a result of rising oil and gas prices. Gaming industry holdings, such as Station Casinos, also advanced. Finally, Internet-related stocks such as Internet search engine InfoSpace, bucked a generally negative trend in the technology sector, adding to the portfolio’s returns.

Some of the portfolio’s holdings detracted from its overall performance. For example, concerns that Chinese authorities might overshoot in slowing down the red-hot Chinese economy cooled commodity prices and demand, which hurt several of the portfolio’s holdings in the materials and processing sector, including Agrium, GrafTech International, Wheaton River Minerals Ltd., Bowater, Great Lakes Chemical and RPM International. Disappointments in other sectors further undermined the portfolio’s performance relative to its benchmark. In the producer durables area, aircraft component and parts maker Triumph Group stumbled, as the aerospace industry bottomed before it began to rebound. Among consumer staples stocks, American Italian Pasta was hurt by dietary trends away from carbohydrates, and Performance Food Group suffered when costs rose in the face of unexpectedly high demand, cutting margins and driving earnings lower.

What is the portfolio’s current strategy?

As of the end of the reporting period, we believe the market environment is shifting gradually in favor of high-quality stocks of companies with solid balance sheets and talented management teams, the types of

4

companies on which the portfolio typically focuses. In particular, we currently are finding a relatively large number of attractive investments in the energy and health care areas.

Within other market sectors, we recently have emphasized industry groups that we believe are positioned to benefit from greater industrial activity, rather than those that tend to do well when consumer spending is strong. For example, among autos and transports, we generally have avoided automobile stocks in favor of railroad and shipping stocks. Many producer durables and materials & processing stocks corrected somewhat during the second half of the reporting period and we have continued to seek reasonably valued investment opportunities in these industrially oriented sectors, which we believe boast strong fundamentals.

After robust earnings through the first quarter in the technology sector, second quarter earnings appear to be under downward pressure from seasonal and/or deteriorating fundamentals. Given these concerns as well as worries over rising inventories at end-customers, we have reduced the portfolio’s exposure within technology. Finally, in the financial area, we have emphasized companies that we believe are insulated from or likely to benefit from higher interest rates. In our view, these are prudent strategies as the economy moves to the next phase of the business cycle.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objectives and policies of Dreyfus Variable Investment Fund, Developing Leaders Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

Common Stocks—98.0%	Shares	Value ($)

Autos & Transports—4.8%
AirTran Holdings	600,000 [a]	8,484,000
Kansas City Southern	500,000 [a]	7,750,000
USF	295,000	10,363,350
Wabtec	625,000	11,275,000
		37,872,350
Consumer—17.5%
Aeropostale	375,000 [a]	10,091,250
American Italian Pasta, Cl. A	212,500 [b]	6,477,000
Circuit City Stores	260,000	3,367,000
Emmis Communications, Cl. A	450,000 [a]	9,441,000
Finish Line, Cl. A	252,500 [a]	7,617,925
Linens ‘n Things	320,500 [a]	9,393,855
Meredith	145,000	7,969,200
PETCO Animal Supplies	250,000 [a]	8,052,500
Pacific Sunwear of California	490,000 [a]	9,589,300
Station Casinos	285,000 [b]	13,794,000
Talbots	300,000	11,745,000
Tupperware	425,000	8,257,750
United Natural Foods	400,000 [a]	11,564,000
Valassis Communications	315,000 [a]	9,598,050
Warnaco Group	565,000 [a]	12,017,550
		138,975,380
Energy—6.9%
Cabot Oil & Gas	320,500	13,557,150
Denbury Resources	600,000 [a]	12,570,000
Global Industries	1,750,000 [a]	10,010,000
Key Energy Services	950,000 [a]	8,968,000
Plains Exploration & Production	500,000 [a]	9,175,000
		54,280,150
Financial Services—18.3%
BOK Financial	257,500 [a]	10,112,025
BankAtlantic Bancorp, Cl. A	600,000	11,070,000
Boston Private Financial Holdings	350,000	8,106,000
Cullen/Frost Bankers	245,300	10,977,175
East West Bancorp	480,000	14,736,000
First Midwest Bancorp	330,000	11,619,300
Global Payments	213,000	9,589,260

6

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Harbor Florida Bancshares	355,000	9,766,050
MAF Bancorp	225,000	9,603,000
Montpelier Re Holdings	267,500	9,349,125
OMEGA Healthcare Investors	925,000	9,287,000
Saxon Capital	410,000 [a]	9,360,300
Texas Regional Bancshares, Cl. A	270,000	12,395,700
Webster Financial	200,000	9,404,000
		145,374,935
Health Care—14.8%
Abgenix	682,000 [a]	7,993,040
Accredo Health	360,000 [a]	14,022,000
Apria Healthcare Group	342,500 [a]	9,829,750
Corgentech	525,000 [a,b]	8,463,000
Genesis HealthCare	400,000 [a]	11,616,000
IDX Systems	350,000 [a]	11,161,500
Impax Laboratories	425,000 [a]	8,236,500
Medicis Pharmaceutical, Cl. A	267,000	10,666,650
NDCHealth	366,000	8,491,200
NeighborCare	364,500 [a]	11,419,785
Renal Care Group	453,000 [a]	15,007,890
		116,907,315
Materials & Processing—9.9%
Agnico-Eagle Mines	650,000	8,586,500
Agrium	800,000	11,640,000
Bowater	200,000	8,318,000
Chesapeake	325,000	8,671,000
GrafTech International	1,000,000 [a]	10,460,000
Hecla Mining	628,900 [a]	3,584,730
Martin Marietta Materials	175,000	7,757,750
Olin	600,000	10,572,000
Wheaton River Minerals	3,056,000 [a,b]	8,587,360
		78,177,340
Producer Durables—8.4%
AGCO	525,000 [a,b]	10,694,250
Albany International, Cl. A	320,000	10,739,200
Gardner Denver	205,400 [a]	5,730,660
Hanover Compressor	750,000 [a]	8,925,000

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)		Shares	Value ($)

Producer Durables (continued)
Ritchie Bros. Auctioneers		381,000	11,090,910
Triumph Group		300,000 [a]	9,579,000
United Defense Industries		275,000 [a]	9,625,000
			66,384,020
Technology—13.7%
Actel		180,000 [a]	3,330,000
Cymer		260,000 [a]	9,734,400
Exar		600,000 [a]	8,796,000
InfoSpace		395,000 [a]	15,025,800
Integrated Circuit Systems		360,000 [a,b]	9,777,600
Plexus		563,500 [a]	7,607,250
Quest Software		535,000 [a]	6,901,500
Semtech		385,000 [a]	9,062,900
Skyworks Solutions		1,100,000 [a]	9,603,000
Sycamore Networks		1,782,000 [a]	7,537,860
United Online		515,000 [a]	9,069,150
Varian Semiconductor Equipment Associates		325,000 [a]	12,532,000
			108,977,460
Utilities & Other—3.7%
NSTAR		100,000	4,788,000
OGE Energy		295,000	7,513,650
UIL Holdings		175,000	8,520,750
Vectren		335,000	8,405,150
			29,227,550
Total Common Stocks
(cost $	653,126,483)		776,176,500

Other Investments—6.2%

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		16,426,667 [c]	16,426,667
Dreyfus Institutional Cash Advantage Plus Fund		16,426,667 [c]	16,426,667
Dreyfus Institutional Preferred Plus Money Market Fund		16,426,666 [c]	16,426,666
Total Other Investments
(cost $	49,280,000)		49,280,000

8

Investment of Cash Collateral
for Securities Loaned—3.4%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $	26,565,951)		26,565,951 [c]	26,565,951

Total Investments (cost $		728,972,434)	107.6%	852,022,451
Liabilities, Less Cash and Receivables			(7.6%)	(60,145,428)
Net Assets			100.0%	791,877,023

a Non-income producing.
b	All or a portion of these securities are on loan.At June 30, 2004, the total market value of the portfolio’s securities on loan is $25,823,464 and the total market value of the collateral held by the portfolio is $26,565,951.

c	Investments in affiliated money market mutual funds.

See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $25,823,464)—Note 1(c):
Unaffiliated issuers	653,126,483	776,176,500
Affiliated issuers	75,845,951	75,845,951
Cash		164,637
Dividends and interest receivable		688,616
Receivable for shares of Beneficial Interest subscribed		53,270
Prepaid expenses		16,770
		852,945,744

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		492,498
Liability for securities on loan—Note 1(c)		26,565,951
Payable for investment securities purchased		33,286,466
Payable for shares of Beneficial Interest redeemed		658,173
Accrued expenses		65,633
		61,068,721

Net Assets ( $)		791,877,023

Composition of Net Assets ($):
Paid-in capital		723,563,000
Accumulated undistributed investment income—net		181,389
Accumulated net realized gain (loss) on investments		(54,914,602)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		123,047,236

Net Assets ( $)		791,877,023

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	770,540,342	21,336,681
Shares Outstanding	19,722,694	550,779

Net Asset Value Per Share ($)	39.07	38.74

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $36,586 foreign taxes withheld at source):
Unaffiliated issuers	3,040,651
Affiliated issuers	234,371
Income from securities lending	23,878
Interest	840
Total Income	3,299,740
Expenses:
Investment advisory fee—Note 3(a)	2,953,438
Trustees’ fees and expenses—Note 3(c)	39,761
Prospectus and shareholders’ reports	31,971
Custodian fees—Note 3(b)	29,926
Distribution fees—Note 3(b)	25,170
Shareholder servicing costs—Note 3(b)	18,501
Professional fees	10,779
Loan commitment fees—Note 2	2,089
Miscellaneous	6,716
Total Expenses	3,118,351
Investment Income—Net	181,389

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	51,342,393
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(17,459,456)
Net Realized and Unrealized Gain (Loss) on Investments	33,882,937
Net Increase in Net Assets Resulting from Operations	34,064,326

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	181,389	171,225
Net realized gain (loss) on investments	51,342,393	(7,755,901)
Net unrealized appreciation
(depreciation) on investments	(17,459,456)	189,919,681
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,064,326	182,335,005

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	—	(191,547)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	37,343,380	141,542,406
Service shares	5,929,279	5,413,892
Dividends reinvested:
Initial shares	—	191,547
Cost of shares redeemed:
Initial shares	(45,006,984)	(152,689,640)
Service shares	(2,842,012)	(2,576,974)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,576,337)	(8,118,769)
Total Increase (Decrease) in Net Assets	29,487,989	174,024,689

Net Assets ($):
Beginning of Period	762,389,034	588,364,345
End of Period	791,877,023	762,389,034
Undistributed investment income—net	181,389	—

Capital Share Transactions (Shares):
Initial Shares
Shares sold	953,033	4,641,650
Shares issued for dividends reinvested	—	5,211
Shares redeemed	(1,149,724)	(5,058,387)
Net Increase (Decrease) in Shares Outstanding	(196,691)	(411,526)

Service Shares
Shares sold	152,668	170,027
Shares redeemed	(73,953)	(83,573)
Net Increase (Decrease) in Shares Outstanding	78,715	86,454

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	37.39	28.40	35.13	40.30	66.34	53.91
Investment Operations:
Investment income—net[a]	.01	.01	.01	.11	.17	.04
Net realized and unrealized
gain (loss) on investments	1.67	8.99	(6.73)	(2.63)	7.16	12.43
Total from Investment Operations	1.68	9.00	(6.72)	(2.52)	7.33	12.47
Distributions:
Dividends from
investment income—net	—	(.01)	(.01)	(.17)	(.27)	(.04)
Dividends from net realized
gain on investments	—	—	—	(1.38)	(33.10)	—
Dividends in excess of net
realized gain on investments	—	—	—	(1.10)	—	—
Total Distributions	—	(.01)	(.01)	(2.65)	(33.37)	(.04)
Net asset value, end of period	39.07	37.39	28.40	35.13	40.30	66.34

Total Return (%)	4.49[b]	31.69	(19.12)	(6.12)	13.31	23.15

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.39[b]	.82	.81	.79	.78	.78
Ratio of net investment income
to average net assets	.03[b]	.03	.02	.29	.24	.07
Portfolio Turnover Rate	33.79[b]	69.34	52.41	84.45	64.99	40.60

Net Assets, end of period
($ x 1,000)	770,540	744,866	577,468	687,283	688,070	1,295,698
a	Based on average shares outstanding at each month end.
b	Not annualized.

See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	37.12	28.26	35.02	40.30	40.30
Investment Operations:
Investment (loss)—net	(.04)[b]	(.07)[b]	(.03)[b]	(.01)[b]	—
Net realized and unrealized
gain (loss) on investments	1.66	8.93	(6.72)	(2.67)	—
Total from Investment Operations	1.62	8.86	(6.75)	(2.68)	—
Distributions:
Dividends from investment income—net	—	—	(.01)	(.12)	—
Dividends from net realized
gain on investments	—	—	—	(1.38)	—
Dividends in excess of net
realized gain on investments	—	—	—	(1.10)	—
Total Distributions	—	—	(.01)	(2.60)	—
Net asset value, end of period	38.74	37.12	28.26	35.02	40.30

Total Return (%)	4.37[c]	31.35	(19.31)	(6.47)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.52[c]	1.07	1.05	1.11	—
Ratio of net investment (loss)
to average net assets	(.10)[c]	(.22)	(.11)	(.02)	—
Portfolio Turnover Rate	33.79[c]	69.34	52.41	84.45	64.99

Net Assets, end of period ($ x 1,000)	21,337	17,523	10,896	5,796	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Developing Leaders Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize capital appre-ciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown.The portfolio does not anticipate recognizing any loss related to these arrangements.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes

16

recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $840 during the period ended June 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio’s Statement of Investments.The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually,

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $103,008,942 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $84,449,649 of the carryover expires in fiscal 2010 and $18,559,293 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $191,547.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

18

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $25,170 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $424 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $29,926 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $478,607, Rule 12b-1 distribution fees $4,288, custodian fees $9,457 and transfer agency per account fees $146.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2004, amounted to $252,735,365 and $256,230,293, respectively.

At June 30, 2004, accumulated net unrealized appreciation on investments was $123,050,017, consisting of $152,535,537 gross unrealized appreciation and $29,485,520 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund

20

shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Portfolio 21

For More Information
Dreyfus Variable
Investment Fund,
Developing Leaders Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0121SA0604

Dreyfus Variable
Investment Fund,
Small Company
Stock Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Small Company Stock Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Gene Cervi and Dwight Cowden. As of January 2, 2004, Messrs. Cervi and Cowden became the primary portfolio managers of this portfolio, with Anthony Galise and James Wadsworth no longer serving as portfolio managers as of that date.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Gene Cervi and Dwight Cowden, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio produced total returns of 7.47% for its Initial shares and 7.32% for its Service shares.1 This compares with a total return of 10.05% for the portfolio’s benchmark, the S&P SmallCap 600 Index, for the same period.2

We attribute these results to a generally positive environment for equities, which were bolstered by broadly based economic growth, low rates of inflation and supportive U.S. monetary policies. However, the market’s advance was constrained by geopolitical uncertainties and investors’ concerns that rising interest rates might stifle economic growth. In this volatile environment, the market’s greatest gains were concentrated among smaller-cap stocks, particularly those that tend to be more susceptible to rapid price changes. Since the portfolio focused on slightly larger stocks, as well as higher-quality stocks that tended to exhibit less extreme price fluctuations,the portfolio’s returns underperformed the benchmark.

What is the portfolio’s investment approach?

The portfolio seeks capital appreciation.To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of small companies. Effective January 20, 2004, small companies are those with market caps ranging from $100 million to $2 billion at the time of purchase.However, since the portfolio may continue to hold its securities as their market capitalizations grow,a substantial portion of the portfolio’s holdings may have market capitalizations in excess of $2 billion at any given time. Stocks are chosen through a disciplined process, combining computer modeling techniques, fundamental analysis and risk management to create a blended portfolio of growth and value stocks.We use a computer model to identify and rank stocks within an industry or sector, based on:

  value, or how a stock is priced relative to its perceived intrinsic worth;
  growth, in this case the sustainability or growth of earnings; and
  financial profile, which measures the financial health of the company.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

We then use fundamental analysis to select what we believe are the most attractive of the top-ranked securities, drawing on a variety of sources, including Wall Street research and company management.We attempt to manage risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The portfolio is structured so that its sector weightings and risk characteristics, such as growth, size and yield, are generally similar to those of the S&P SmallCap 600 Index.

What other factors influenced the portfolio’s performance?

In response to prevailing geopolitical and economic uncertainties, investors during the first half of 2004 tended to favor stocks in traditionally defensive sectors, such as health care and consumer staples.The portfolio’s individual stock selections in both of these areas produced relatively strong returns. Top performers among health care holdings included Advanced Medical Optics, an ophthalmic products manufacturer; Sierra Health Services, a fast-growing HMO; and US Oncology, a cancer care services company that enjoyed a stock price rise when it agreed to merge with another company and become private. Among consumer staples stocks, two of the portfolio’s holdings contributed significantly to returns. Helen of Troy, a personal products company, announced a positive earnings surprise that drove the stock higher. Sanderson Farms, a chicken producer, benefited from the popularity of high protein/low carbohydrate diets and the stock’s addition to the S&P SmallCap 600 Index.

The portfolio’s underperformance relative to the benchmark was driven primarily by disproportionate strength among smaller, more volatile issues than those in which the portfolio generally invests. However, disappointing performance among a few individual holdings in the technology and financial sectors also undermined its returns. In technology, cable and broadband equipment developer Arris Group and internet security company SafeNet both lost ground after issuing weaker than expected earnings reports. Among financial stocks, interest-rate-sensitive issues such as Government Properties Trust and Irwin Financial, suffered declines due to concerns over rising interest rates.

4

What is the portfolio’s current strategy?

As of the end of the reporting period, we have trimmed the portfolio’s holdings of energy stocks, bringing its exposure to the energy sector closer to that of the benchmark.This change reflects our view that oil prices are more likely to decline than rise from current levels. The portfolio remains generally market neutral in other sectors.

Given heightened market tensions over terrorism, the upcoming election, rising interest rates and a deceleration in the profits cycle, we believe investors are likely to seek out those companies with higher earnings quality, better balance sheets and lower volatility, precisely the kinds of companies on which the portfolio currently seeks to focus.We are actively looking for opportunities to further emphasize what we believe are high-quality stocks by placing greater weight on the quantitative model’s quality factors when selecting individual securities.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Small Company Stock Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard and Poor’s SmallCap 600 Index is a widely accepted, unmanaged index of small-cap stock market performance.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

Common Stocks—97.9%	Shares	Value ($)

Consumer Cyclical—16.5%
Aeropostale	5,030 [a]	135,357
AnnTaylor Stores	6,830 [a]	197,933
bebe stores	9,455 [a]	189,100
Blyth	3,420	117,956
Brown Shoe Company	5,220	213,655
CEC Entertainment	4,490 [a]	132,500
Choice Hotels International	5,310	266,350
Dick’s Sporting Goods	6,920 [a]	230,782
ExpressJet Holdings	14,120 [a]	171,417
Finish Line, Cl. A	5,040 [a]	152,057
GameStop, Cl. A	8,270 [a]	125,869
Jos. A. Bank Clothiers	4,495 [a,b]	141,098
K-Swiss, CI. A	7,840	158,446
Kerzner International	4,430 [a,b]	210,691
Linens ‘n Things	7,190 [a]	210,739
Lone Star Steakhouse & Saloon	8,890	241,719
Men’s Wearhouse	7,980 [a]	210,592
Multimedia Games	7,140 [a,b]	191,495
Oshkosh Truck	5,440	311,766
Pacific Sunwear of California	5,830 [a]	114,093
Pep Boys-Manny, Moe & Jack	5,380	136,383
Polaris Industries	3,920	188,160
Ryan’s Restaurant Group	10,140 [a]	160,212
SCP Pool	4,350	195,750
Select Comfort	5,680 [a]	161,312
Shuffle Master	9,065 [a,b]	329,150
Sonic	9,710 [a]	220,903
Sonic Automotive	6,180	136,887
Stage Stores	5,210 [a]	196,209
Stride Rite	13,120	144,714
Sturm, Ruger & Co.	14,970	181,287
TBC	8,210 [a]	195,398
Toro	4,130	289,389
Tractor Supply	7,700 [a]	322,014
United Auto Group	6,790	208,113
Urban Outfitters	3,820 [a]	232,676

6

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Wolverine World Wide	8,810	231,263
Yankee Candle	3,330 [a]	97,402
		7,350,837
Consumer Staples—3.2%
Corn Products International	5,670	263,938
Flowers Foods	8,550	223,582
Fresh Del Monte Produce	4,740 [b]	119,780
Helen of Troy	6,000 [a]	221,220
Jarden	3,920 [a]	141,081
Ralcorp Holdings	5,010 [a]	176,352
Sanderson Farms	3,030	162,469
WD-40	4,640	138,922
		1,447,344
Energy—8.2%
AGL Resources	5,180	150,479
American States Water	6,200	144,088
Cal Dive International	7,400 [a]	224,368
Cimarex Energy	8,630 [a]	260,885
Energen	5,850	280,742
Energy Partners	12,610 [a]	192,933
Frontier Oil	7,160	151,720
Headwaters	3,790 [a]	98,275
New Jersey Resources	6,740	280,249
Oil States International	9,270 [a]	141,831
Patina Oil & Gas	10,790	322,297
Plains Exploration & Production	8,560 [a]	157,076
Southwestern Energy	11,270 [a]	323,111
Stone Energy	7,710 [a]	352,193
Unit	12,470 [a]	392,181
World Fuel Services	4,320	194,746
		3,667,174
Health Care—11.7%
Advanced Medical Optics	9,220 [a]	392,495
Alpharma, Cl. A	9,000	184,320
American Medical Security Group	7,790 [a]	212,277
Axcan Pharma	10,740 [a]	226,614

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Bradley Pharmaceuticals	4,810 [a,b]	134,199
CONMED	5,600 [a]	153,440
Charles River Laboratories International	2,430 [a]	118,754
Cooper Cos.	6,030	380,915
Diagnostic Products	4,340	190,700
Haemonetics	4,910 [a]	145,581
IDEXX Laboratories	5,190 [a]	326,659
Mentor	3,740	128,245
Merit Medical Systems	10,615 [a]	169,097
Mine Safety Appliances	2,760	93,012
PSS World Medical	15,640 [a]	175,168
PacifiCare Health Systems	3,750 [a]	144,975
Pediatrix Medical Group	5,600 [a]	391,160
Perrigo	6,400	121,408
PolyMedica	6,740	209,210
RehabCare Group	8,530 [a]	227,154
Sierra Health Services	5,750 [a]	257,025
Techne	3,490 [a]	151,640
United Therapeutics	4,860 [a]	124,659
VCA Antech	4,180 [a]	187,348
VISX	6,370 [a]	170,206
Wright Medical Group	6,330 [a]	225,348
		5,241,609
Interest Sensitive—13.0%
Affiliated Managers Group	2,420 [a,b]	121,895
Arch Capital Group	3,070 [a]	122,432
BankUnited Financial, Cl. A	9,290 [a]	239,682
Bristol West Holdings	3,510	63,847
Capital Automotive	5,760	168,941
Commercial Net Lease Realty	8,550	147,060
East West Bancorp	4,560	139,992
Equity One	11,310	204,485
First American	4,490	116,246
First BanCorp	3,790	154,442
First Midwest Bancorp	6,450	227,104
FirstFed Financial	5,330 [a]	221,728

8

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Flagstar Bancorp	16,180	321,658
Fremont General	9,020	159,203
Horace Mann Educators	9,930	173,576
Hudson United Bancorp	6,450	240,456
IPC Holdings	3,520	129,994
IndyMac Bancorp	7,290	230,364
Knight Trading Group	8,980 [a]	89,980
MAF Bancorp	4,620	197,182
New Century Financial	6,760 [b]	316,503
Newcastle Investment	7,550	226,122
Northwest Bancorp	6,570	150,453
R&G Financial, Cl. B	4,480	148,109
Raymond James Financial	5,880	155,526
SWS Group	4,980	76,194
Saxon Capital	4,430 [a]	101,137
South Financial Group	10,740	304,372
UCBH Holdings	5,640	222,893
UICI	10,700 [a]	254,767
U.S.I. Holdings	9,430 [a]	148,994
Wintrust Financial	4,080	206,081
		5,781,418
Producer Goods—21.3%
AGCO	6,700 [a]	136,479
Acuity Brands	6,660	179,820
Alliant Techsystems	3,430 [a]	217,256
Applied Industrial Technologies	4,560	137,347
AptarGroup	4,470	195,294
Arch Coal	4,300	157,337
Armor Holdings	6,750 [a]	229,500
Barnes Group	6,670	193,297
Beazer Homes USA	1,230 [b]	123,381
Briggs & Stratton	2,500	220,875
Building Materials Holding	13,720	259,720
CLARCOR	1,720	78,776
Commercial Metals	3,470	112,601
Corrections Corporation of America	4,010 [a]	158,355

The Portfolio 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods (continued)
Curtiss-Wright	4,690	263,531
Engineered Support Systems	4,490	262,710
EnPro Industries	7,360 [a]	169,133
FMC	5,430 [a]	234,087
Georgia Gulf	4,360	156,350
Griffon	7,260 [a]	161,753
Hercules	19,650 [a]	239,533
Hughes Supply	4,460 [b]	262,828
IDEX	4,460 [a]	153,201
Joy Global	7,560	226,346
Landstar System	4,740 [a]	250,604
Lennox International	7,720	139,732
M.D.C. Holdings	2,723	173,210
Minerals Technologies	2,660	154,280
OM Group	4,910 [a]	162,079
Offshore Logistics	5,300 [a]	149,036
Overnite	6,900	202,860
Overseas Shipholding Group	6,480	285,962
Pacer International	8,060 [a]	149,110
Quanex	4,820	234,734
RTI International Metals	11,430 [a]	182,308
Reliance Steel & Aluminum	3,230	130,234
Schweitzer-Mauduit International	5,010	153,456
Simpson Manufacturing Co.	5,270	295,752
Standard Pacific	5,500	271,150
Steel Dynamics	5,820 [a]	166,627
Teledyne Technologies	10,750 [a]	215,215
Thomas & Betts	5,100 [a]	138,873
Timken	17,040	451,390
URS	3,940 [a]	107,956
United Stationers	6,440 [a]	255,797
WCI Communities	4,990 [a]	111,327
Watsco	6,660	186,946
Woodward Governor	2,970	214,167
Yellow Roadway	4,440 [a]	176,978
		9,489,293

10

Common Stocks (continued)	Shares	Value ($)

Services—7.1%
Acxiom	6,430 [b]	159,657
Banta	3,010	133,674
CACI International, Cl. A	2,700 [a]	109,188
CIBER	21,790 [a]	179,114
Cerner	6,250 [a,b]	278,625
Consolidated Graphics	5,200 [a]	229,060
Cox Radio, Cl. A	5,610 [a]	97,502
eFunds	11,320 [a]	198,100
FactSet Research Systems	3,480	164,500
G & K Services, Cl. A	4,820	193,716
Global Payments	3,620	162,972
Healthcare Services Group	7,630	116,739
Korn/Ferry International	11,560 [a]	223,917
Labor Ready	17,070 [a]	264,585
Navigant Consulting	12,910 [a]	276,790
Regis	3,370	150,268
WCA Waste	5,400 [a,b]	48,060
Watson Wyatt & Co.	6,170	164,431
		3,150,898
Technology—15.6%
ANSYS	5,040 [a]	236,880
Agilysys	13,950	192,371
Anixter International	6,190 [b]	210,646
Avid Technology	4,840 [a]	264,119
Axcelis Technologies	30,690 [a]	381,784
Benchmark Electronics	3,850 [a]	112,035
Black Box	2,180	103,027
C-COR.net	13,090 [a]	134,696
Checkpoint Systems	12,210 [a]	218,925
Cirrus Logic	21,860 [a]	131,379
Cognex	4,350	167,388
DSP Group	7,210 [a]	196,400
EMS Technologies	8,790 [a]	170,790
eResearch Technology	4,230 [a]	118,440
Esterline Technologies	4,280 [a]	126,388
FLIR Systems	5,190 [a]	284,931

The Portfolio 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Global Imaging Systems	6,120 [a]	224,359
Hyperion Solutions	4,940 [a]	215,977
Imagistics International	4,850 [a]	171,690
j2 Global Communications	7,280 [a,b]	202,384
Komag	6,670 [a]	93,180
Kronos	4,060 [a]	167,272
LookSmart	88,450 [a,b]	191,936
Manhattan Associates	4,620 [a]	142,666
Mercury Computer Systems	3,430 [a]	85,064
Methode Electronics, Cl. A	10,990	142,540
Park Electrochemical	3,840	96,960
Photronics	12,020 [a]	227,659
Pixelworks	6,490 [a]	99,427
Ptek Holdings	14,450 [a]	166,608
Renaissance Learning	3,270 [b]	73,313
SBS Technologies	8,420 [a]	135,309
SeaChange International	10,220 [a,b]	172,514
Sigmatel	4,380 [a]	127,283
Standard Microsystems	6,860 [a]	159,975
Supertex	7,000 [a]	114,380
TALX	6,770	165,391
THQ	10,510 [a]	240,679
Take-Two Interactive Software	3,930 [a]	120,415
Verint Systems	5,430 [a]	185,815
X-Rite	13,350	194,109
		6,967,104
Utilities—1.3%
CH Energy Group	3,660	169,970
Cleco	11,270	202,635
OGE Energy	8,760	223,117
		595,722
Total Common Stocks
(cost $33,139,762)		43,691,399

12

				Principal
Short-Term Investments—1.8%				Amount ($)		Value ($)

Repurchase Agreement;
Greenwich Capital Markets, Tri-Party Repurchase
Agreement,1.25%, dated 6/30/2004, due 7/1/2004
in the amount of $800,028 (fully collateralized by
$800,000 Federal Home Loan Mortgage Corp., 4.5%,
7/23/2007, value			$816,948)
(cost $	800,000)			800,000		800,000

Investment of Cash Collateral
for Securities Loaned—7.4%				Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $	3,297,194)			3,297,194	[c]	3,297,194

Total Investments		(cost $	37,236,956)	107.1%		47,788,593
Liabilities, Less Cash and Receivables				(7.1%)		(3,161,494)
Net Assets				100.0%		44,627,099
a Non-income producing.
b	All or a portion of these securities are on loan.At June 30, 2004, the total market value of the portfolio’s securities on loan is $3,150,276 and the total market value of the collateral held by the portfolio is $3,297,194.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $3,150,276)—Note 1(b):
Unaffiliated issuers	33,939,762	44,491,399
Affiliated issuers	3,297,194	3,297,194
Cash		175,620
Receivable for shares of Beneficial Interest subscribed		24,754
Dividends and interest receivable		15,446
Prepaid expenses		1,549
		48,005,962

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		30,300
Liability for securities on loan—Note 1(b)		3,297,194
Payable for shares of Beneficial Interest redeemed		2,956
Accrued expenses		48,413
		3,378,863

Net Assets ( $)		44,627,099

Composition of Net Assets ($):
Paid-in capital		32,412,162
Accumulated investment (loss)—net		(21,855)
Accumulated net realized gain (loss) on investments		1,685,155
Accumulated net unrealized appreciation
(depreciation) on investments		10,551,637

Net Assets ( $)		44,627,099

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	38,331,797	6,295,302
Shares Outstanding	1,753,738	290,124

Net Asset Value Per Share ($)	21.86	21.70

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $322 foreign taxes withheld at source)	180,170
Income from securities lending	4,503
Interest	2,068
Total Income	186,741
Expenses:
Investment advisory fee—Note 3(a)	160,307
Auditing fees	18,643
Custodian fees—Note 3(b)	9,673
Prospectus and shareholders’ reports	8,481
Distribution fees—Note 3(b)	7,075
Trustees’ fees and expenses—Note 3(c)	2,271
Shareholder servicing costs—Note 3(b)	1,796
Loan commitment fees—Note 2	113
Legal fees	86
Miscellaneous	764
Total Expenses	209,209
Investment (Loss)—Net	(22,468)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,395,437
Net unrealized appreciation (depreciation) on investments	723,681
Net Realized and Unrealized Gain (Loss) on Investments	3,119,118
Net Increase in Net Assets Resulting from Operations	3,096,650

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment (loss)—net	(22,468)	(37,705)
Net realized gain (loss) on investments	2,395,437	1,851,665
Net unrealized appreciation
(depreciation) on investments	723,681	9,992,799
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,096,650	11,806,759

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	—	(32,617)
Service shares	—	(4,132)
Total Dividends	—	(36,749)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	3,016,927	4,960,895
Service shares	2,703,551	2,514,254
Dividends reinvested:
Initial shares	—	32,617
Service shares	—	4,132
Cost of shares redeemed:
Initial shares	(3,564,562)	(4,584,627)
Service shares	(2,384,736)	(1,513,120)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(228,820)	1,414,151
Total Increase (Decrease) in Net Assets	2,867,830	13,184,161

Net Assets ($):
Beginning of Period	41,759,269	28,575,108
End of Period	44,627,099	41,759,269
Undistributed investment income (loss)—net	(21,855)	613

16

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	144,523	279,181
Shares issued for dividends reinvested	—	2,379
Shares redeemed	(170,355)	(288,174)
Net Increase (Decrease) in Shares Outstanding	(25,832)	(6,614)

Service Shares
Shares sold	129,508	141,806
Shares issued for dividends reinvested	—	303
Shares redeemed	(114,332)	(86,607)
Net Increase (Decrease) in Shares Outstanding	15,176	55,502

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	20.34	14.25	17.79	18.08	16.69	15.09
Investment Operations:
Investment income
(loss)—net[a]	(.01)	(.01)	.05	.03	.02	.04
Net realized and unrealized
gain (loss) on investments	1.53	6.12	(3.55)	(.31)	1.40	1.56
Total from
Investment Operations	1.52	6.11	(3.50)	(.28)	1.42	1.60
Distributions:
Dividends from investment
income—net	—	(.02)	(.04)	(.01)	(.03)	—
Net asset value,
end of period	21.86	20.34	14.25	17.79	18.08	16.69

Total Return (%)	7.47[b]	42.94	(19.71)	(1.53)	8.53	10.60

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.47[b]	1.12	.98	1.03	.93	.97
Ratio of net investment
income (loss) to
average net assets	(.04)[b]	(.09)	.28	.16	.09	.24
Portfolio Turnover Rate	49.56[b]	171.34	71.76	60.40	84.47	47.01

Net Assets, end of period
($ x 1,000)	38,332	36,200	25,458	33,341	35,956	32,530
a	Based on average shares outstanding at each month end
b	Not annualized.

See notes to financial statements.

18

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003		2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	20.22	14.20		17.73	18.08	18.08
Investment Operations:
Investment income (loss)—net	(.03)[b]	(.06)	[b]	.01[b]	(.03)[b]	—
Net realized and unrealized
gain (loss) on investments	1.51	6.10		(3.54)	(.31)	—
Total from Investment Operations	1.48	6.04		(3.53)	(.34)	—
Distributions:
Dividends from investment income—net	—	(.02)		(.00)[c]	(.01)	—
Net asset value, end of period	21.70	20.22		14.20	17.73	18.08

Total Return (%)	7.32[d]	42.60		(19.89)	(1.86)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.60[d]	1.37		1.22	1.39	—
Ratio of net investment income
(loss) to average net assets	(.16)[d]	(.34)		.04	(.18)	—
Portfolio Turnover Rate	49.56[d]	171.34		71.76	60.40	84.47

Net Assets, end of period ($ x 1,000)	6,295	5,559		3,117	1,944	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.

See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide capital apprecia-tion.The Dreyfus Corporation (the “Manager” or “Dreyfus “) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

20

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio’s Statement of Investments.The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital

22

gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $665,775 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $69,157 of the carryover expires in fiscal 2009 and $596,618 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $36,749.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager,the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $7,075 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $162 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $9,673 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $26,371, Rule 12b-1 distribution plan fees $1,181, custodian fees $2,704 and transfer agency per account fees $44.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2004, amounted to $21,040,850 and $21,387,441, respectively.

24

At June 30, 2004, accumulated net unrealized appreciation on investments was $10,551,637, consisting of $11,050,052 gross unrealized appreciation and $498,415 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Portfolio 25

For More Information
Dreyfus Variable Investment Fund,
Small Company Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0151SA0604

Dreyfus Variable
Investment Fund,
Special Value Portfolio
SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Special Value Portfolio
The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Special Value Portfolio covers the six-month period from January 1, 2004, through June 30,2004.Inside,you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with portfolio managers Mark G. DeFranco and Brian M. Gillott of Jennison Associates LLC, the portfolio’s sub-investment adviser.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

2

DISCUSSION OF PERFORMANCE

Mark G. DeFranco and Brian M. Gillott, Portfolio Managers Jennison Associates LLC, Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2004, the portfolio produced total returns of 4.17% for its Initial shares and 4.11% for its Service shares.1 For the same period, the total return of the Russell 1000 Value Index (the “Index”), the portfolio’s benchmark, was 3.94%.2

Although most of the world enjoyed economic progress during the first half of 2004, geopolitical instability, renewed inflationary pressures and expectations of higher interest rates tempered the stock market’s upward momentum. The portfolio produced higher returns than its benchmark, primarily due to strong stock picks in the energy, health care and materials sectors.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks.The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign companies of any size, including those purchased in initial public offerings or shortly thereafter.

The portfolio managers seek to identify attractively valued companies with current or emerging earnings growth that may not be fully recognized or appreciated by the market. Generally, there are two types of companies, which may exhibit the characteristics the portfolio managers are seeking. The first type is a company that is out of favor with investors but which the portfolio managers expect will experience an improved earnings cycle over the next 12 to 18 months due to corporate restructuring, new product development, an industry cycle turn, increased management focus on shareholder value or improving balance sheet and cash flow.The second type is a company currently delivering good growth characteristics but which the portfolio managers believe is being mispriced by the market based on short-term

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

earnings results relative to “street” expectations or market uncertainty regarding the sustainability of earnings growth.

What other factors influenced the portfolio’s performance?

Despite a market characterized by occasional volatility as investor sentiment shifted from optimism in a recovering economy to concerns regarding the potential impact of ongoing geopolitical instability, higher energy costs and rising interest rates, stocks generally produced only modest gains during the first half of 2004.

However, we choose investments according to our view of individual companies’ business prospects, not according to broader economic or market trends. During the reporting period, the fundamental strengths and growth catalysts that attracted us to many of the portfolio’s holdings either materialized or were more widely recognized by investors, and the market rewarded them. Medical supplies and equipment company Fisher Scientific International, which made two accretive acquisitions and reported strong first-quarter financial results, represented the portfolio’s top performer.

Energy companies also generally produced attractive returns, and the portfolio benefited from its relatively heavy exposure to the sector. Equipment and services holdings Weatherford International, National-Oilwell and Schlumberger contributed positively to performance as the major integrated oil companies stepped up their search for new resources amid declining production and the restatement of reserves.

In the materials sector, Boise Cascade benefited from the paper industry’s progress in resolving capacity issues as well as from expectations of upcoming asset sales, and coal producer Consol Energy benefited from supply constraints that resulted in higher coal prices and improved earnings.

On the other hand, some of the portfolio’s holdings produced disappointing results, which we attribute to a delay in realizing the catalysts that we continue to believe will drive their stock prices higher. For example, media holdings Westwood One,Viacom, Interpublic Group of Companies and Radio One suffered from the failure of advertising spending to meet the market’s expectations in a stronger economy. Metals and mining stock Harmony Gold Mining Co. was hurt when

4

gold prices retraced some of their recent gains and changing currency exchange rates adversely affected its cost structure.

What is the portfolio’s current strategy?

We have continued to identify new opportunities that meet our stringent, value-oriented investment criteria.We have redeployed the proceeds from the sale of some of the portfolio’s successes into various companies that we believe will benefit from catalysts that, in our view, have so far been overlooked by the market. For example, in the media industry, we see signs that the 2004 elections and a robust holiday season could drive advertising spending and our media holdings’ stock prices higher. Although the portfolio holds a relatively smaller percentage of financial companies than the Index, we have nonetheless identified a number of opportunities among insurance companies that appear to us to be attractively valued and poised for earnings growth. In the materials sector, we are carefully monitoring the contraction of China’s economy, and we are mindful of its potential impact on companies that produce the basic materials used in the construction of that nation’s industrial infrastructure.

July 15, 2004

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Special Value Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Portfolio 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)

Common Stocks—93.5%	Shares	Value ($)

Aerospace & Defense—3.6%
Lockheed Martin	10,000	520,800
Northrop Grumman	14,600	784,020
		1,304,820
Airlines—.7%
AMR Corp.	21,300 [a]	257,943
Biotechnology—1.3%
MedImmune	19,900 [a]	465,660
Capital Markets—5.2%
Bank of New York	18,800	554,224
Eaton Vance	11,400	435,594
Janus Capital Group	30,200	497,998
National Financial Partners	10,800	380,916
		1,868,732
Chemicals—5.5%
Cambrex	12,300	310,329
du Pont (E.I.) de Nemours	12,700	564,134
Great Lakes Chemical	22,300	603,438
Olin	27,200	479,264
		1,957,165
Commercial Banks—1.7%
Bank One	7,300	372,300
Southwest Bancorporation of Texas	5,000	220,600
		592,900
Communications Equipment—1.4%
Nokia Oyj, ADR	20,100	292,254
Nortel Networks	41,500 [a]	207,085
		499,339
Containers & Packaging—2.3%
Temple-Inland	12,000	831,000
Diversified Financial Services—2.3%
Assured Guaranty	20,700 [a]	350,865
Principal Financial Group	13,700	476,486
		827,351
Electronic Equipment & Instruments—3.6%
Agilent Technologies	13,700 [a]	401,136
Symbol Technologies	60,000	884,400
		1,285,536

6

Common Stocks (continued)	Shares	Value ($)

Energy Equipment & Services—9.6%
Cooper Cameron	11,600 [a]	564,920
National-Oilwell	16,100 [a]	506,989
Rowan Cos.	31,400 [a]	763,962
Schlumberger	13,900	882,789
Weatherford International	15,700 [a]	706,186
		3,424,846
Food & Staples Retailing—1.7%
Kroger	32,800 [a]	596,960
Healthcare Providers & Services—3.6%
CIGNA	6,900	474,789
Medco Health Solutions	11,500 [a]	431,250
Tenet Healthcare	28,700 [a]	384,867
		1,290,906
Hotels Restaurants & Leisure—1.1%
Brinker International	11,400 [a]	388,968
Household Products—1.1%
Kimberly-Clark	5,900	388,692
Industrial Conglomerates—1.0%
Companhia Vale do Rio Doce, ADR	7,600	361,380
Insurance—7.0%
Axis Capital Holdings	13,300	372,400
Conseco	17,400 [a]	346,260
Genworth Financial, Cl. A	17,800 [a]	408,510
St. Paul Travelers Cos.	16,002	648,721
XL Capital, Cl. A	9,800	739,508
		2,515,399
Internet Software & Services—.4%
DoubleClick	19,300 [a]	149,961
IT Services—1.2%
Ceridian	18,600 [a]	418,500
Machinery—1.0%
Navistar International	9,400 [a]	364,344
Media/Entertainment—8.4%
DIRECTV Group	53,334 [a]	912,011
Entercom Communications	3,700 [a]	138,010
Interpublic Group of Companies	30,400 [a]	417,392
Radio One, Cl. D	19,400 [a]	310,594

The Portfolio 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Media/Entertainment (continued)
Viacom, Cl. B	20,700	739,404
Westwood One	21,200 [a]	504,560
		3,021,971
Metals & Mining—5.2%
Alcoa	10,900	360,027
Aluminum of China, ADR	5,400	293,814
Arch Coal	9,900	362,241
Consol Energy	11,800	424,800
Harmony Gold Mining Co., ADR	40,400	427,836
		1,868,718
Paper & Forest Products—4.9%
Boise Cascade	19,300	726,452
International Paper	9,000	402,300
MeadWestvaco	21,600	634,824
		1,763,576
Pharmaceuticals—3.6%
Merck & Co.	13,100	622,250
Pfizer	19,800	678,744
		1,300,994
Road & Rail—1.3%
CSX	14,100	462,057
Semiconductors & Semiconductor Equipment—.7%
Agere Systems, Cl. B	113,300 [a]	243,595
Software—7.3%
Mentor Graphics	15,200 [a]	235,144
Microsoft	30,800	879,648
Network Associates	33,300 [a]	603,729
PeopleSoft	27,700 [a]	512,450
TIBCO Software	44,100 [a]	372,645
		2,603,616
Specialty Retail—2.9%
Limited Brands	17,600	329,120
Linens ‘n Things	15,000 [a]	439,650
Weight Watchers International	7,300 [a]	285,722
		1,054,492

8

Common Stocks (continued)			Shares	Value ($)

Telecommunications—1.2%
SBC Communications			17,900	434,075
Textiles & Apparel—1.5%
Polo Ralph Lauren			15,500	533,975
Utilities—1.2%
Pinnacle West Capital			10,400	420,056
Total Common Stocks
(cost $	29,871,049)			33,497,527

Other Investments—7.1%

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			848,000 [b]	848,000
Dreyfus Institutional Cash Advantage Plus Fund			848,000 [b]	848,000
Dreyfus Institutional Preferred Plus Money Market Fund			848,000 [b]	848,000
Total Other Investments
(cost $	2,544,000)			2,544,000

Total Investments (cost $		32,415,049)	100.6%	36,041,527
Liabilities Less, Cash and Receivables			(.6%)	(198,454)
Net Assets			100.0%	35,843,073
a	Non-income producing.
b	Investments in affiliated money market mutual funds.

See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	29,871,049	33,497,527
Affiliated issuers	2,544,000	2,544,000
Cash		11,259
Receivable for investment securities sold		203,709
Receivable for shares of Beneficial Interest subscribed		23,820
Dividends and interest receivable		23,430
Prepaid expenses		1,070
		36,304,815

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		26,434
Payable for investment securities purchased		395,362
Payable for shares of Beneficial Interest redeemed		1,820
Accrued expenses		38,126
		461,742

Net Assets ( $)		35,843,073

Composition of Net Assets ($):
Paid-in capital		29,558,290
Accumulated undistributed investment income—net		21,289
Accumulated net realized gain (loss) on investments		2,637,016
Accumulated net unrealized appreciation
(depreciation) on investments		3,626,478

Net Assets ( $)		35,843,073

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	30,312,784	5,530,289
Shares Outstanding	2,026,651	370,717

Net Asset Value Per Share ($)	14.96	14.92

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $272 foreign taxes withheld at source):
Unaffiliated issuers	186,815
Affiliated issuers	9,849
Total Income	196,664
Expenses:
Investment advisory fee—Note 3(a)	136,831
Auditing fees	14,369
Prospectus and shareholders’ reports	10,660
Custodian fees	7,602
Distribution fees—Note 3(b)	6,853
Shareholder servicing costs—Note 3(b)	2,470
Trustees’ fees and expenses—Note 3(c)	1,764
Legal fees	302
Miscellaneous	1,105
Total Expenses	181,956
Less—waiver of fees due to undertaking—Note 3(a)	(6,882)
Net Expenses	175,074
Investment Income—Net	21,590

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,400,318
Net unrealized appreciation (depreciation) on investments	(1,977,445)
Net Realized and Unrealized Gain (Loss) on Investments	1,422,873
Net Increase in Net Assets Resulting from Operations	1,444,463

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	21,590	72,657
Net realized gain (loss) on investments	3,400,318	2,539,286
Net unrealized appreciation
(depreciation) on investments	(1,977,445)	6,258,934
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,444,463	8,870,877

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(61,625)	(257,277)
Service shares	(10,804)	(38,181)
Total Dividends	(72,429)	(295,458)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	888,147	1,681,630
Service shares	666,455	865,869
Dividends reinvested:
Initial shares	61,625	257,277
Service shares	10,804	38,181
Cost of shares redeemed:
Initial shares	(3,366,626)	(5,035,050)
Service shares	(542,372)	(795,403)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(2,281,967)	(2,987,496)
Total Increase (Decrease) in Net Assets	(909,933)	5,587,923

Net Assets ($):
Beginning of Period	36,753,006	31,165,083
End of Period	35,843,073	36,753,006
Undistributed investment income—net	21,289	72,128

12

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Initial Shares
Shares sold	59,650	132,568
Shares issued for dividends reinvested	4,187	25,027
Shares redeemed	(230,196)	(432,668)
Net Increase (Decrease) in Shares Outstanding	(166,359)	(275,073)

Service Shares
Shares sold	45,277	72,043
Shares issued for dividends reinvested	735	3,725
Shares redeemed	(37,244)	(68,650)
Net Increase (Decrease) in Shares Outstanding	8,768	7,118

See notes to financial statements.

The Portfolio 13

>

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Initial Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	14.39	11.04	13.07	14.65	14.64	14.93
Investment Operations:
Investment income—net[a]	.01	.03	.10	.14	.12	.11
Net realized and unrealized
gain (loss) on investments	.59	3.43	(2.09)	(1.30)	.70	.95
Total from
Investment Operations	.60	3.46	(1.99)	(1.16)	.82	1.06
Distributions:
Dividends from investment
income—net	(.03)	(.11)	(.04)	(.11)	(.14)	(.10)
Dividends from net realized
gain on investments	—	—	—	(.31)	(.67)	(1.25)
Total Distributions	(.03)	(.11)	(.04)	(.42)	(.81)	(1.35)
Net asset value, end of period	14.96	14.39	11.04	13.07	14.65	14.64

Total Return (%)	4.17[b]	31.74	(15.28)	(7.97)	5.70	7.27

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.47[b]	.97	.92	.90	.87	.86
Ratio of net investment income
to average net assets	.06[b]	.23	.81	1.00	.81	.70
Decrease reflected in above
expense ratios due
to undertakings by
The Dreyfus Corporation	.00[b,c]	.04	.07	.01	—	—
Portfolio Turnover Rate	45.80[b]	108.01	148.29	59.85	149.83	171.41

Net Assets, end of period
($ x 1,000)	30,313	31,557	27,255	39,854	50,671	57,099

a Based on average shares outstanding at each month end.

b	Not annualized.
c	Amount represents less than .01%.

See notes to financial statements.

14

	Six Months Ended
	June 30, 2004		Year Ended December 31,

Service Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	14.36	11.02	13.05	14.65	14.65
Investment Operations:
Investment income—net	.01[b]	.02[b]	.08[b]	.12[b]	—
Net realized and unrealized
gain (loss) on investments	.58	3.43	(2.07)	(1.31)	—
Total from Investment Operations	.59	3.45	(1.99)	(1.19)	—
Distributions:
Dividends from investment
income—net	(.03)	(.11)	(.04)	(.10)	—
Dividends from net realized
gain on investments	—	—	—	(.31)	—
Total Distributions	(.03)	(.11)	(.04)	(.41)	—
Net asset value, end of period	14.92	14.36	11.02	13.05	14.65

Total Return (%)	4.11[c]	31.71	(15.32)	(8.17)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.50[c]	1.00	.99	1.00	—
Ratio of net investment income
to average net assets	.04[c]	.21	.69	.92	—
Decrease reflected in above
expense ratios due
to undertakings by
The Dreyfus Corporation	.10[c]	.27	.27	.24	—
Portfolio Turnover Rate	45.80[c]	108.01	148.29	59.85	149.83

Net Assets, end of period ($ x 1,000)	5,530	5,196	3,910	2,585	1

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company that offers twelve series, including the Special Value Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary Mellon Financial Corporation (“Mellon Financial”). Jennison Associates LLC (“Jennison”) serves as the portfolio’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

16

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded.Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market),but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the portfolio’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits of $26 during the period ended June 30, 2004 based on available cash balances left on deposits. Income earned under this arrangement is included in interest income.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

18

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $566,369 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003, was as follows: ordinary income $295,458.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the portfolio did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Jennison, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates: .50 of 1% of the first $300 million and .45 of 1% over $300 million.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dreyfus has agreed, from January 1, 2004 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, interest expense and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2004, Dreyfus waived receipt of fees of $6,882, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2004, Service shares were charged $6,853 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2004, the portfolio was charged $31 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: investment advisory fees $21,817, Rule 12b-1 distribution plan fees $1,137, custodian fees $4,418 and transfer agency per account fees $10, which are offset against an expense reimbursement currently in effect in the amount of $948.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

20

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2004, amounted to $15,749,465 and $16,921,670, respectively.

At June 30, 2004, accumulated net unrealized appreciation on investments was $3,626,478, consisting of $4,245,471 gross unrealized appreciation and $618,993 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

22

NOTES

For More Information
Dreyfus Variable
Investment Fund,
Special Value Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation 0118SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund
By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 16, 2004

By:	/s/James Windels

James Windels
Chief Financial Officer

Date:	August 16, 2004

EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)